EXHIBIT 10.4
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                                CREDIT AGREEMENT

                                      among

                              USOL HOLDINGS, INC.,


                                   USOL, INC.,

                                 VARIOUS BANKS,


                                    PARIBAS,

                 as Administrative Agent and Syndication Agent,

                                       and

                       DEUTSCHE BANK AG, NEW YORK BRANCH,

                             as Documentation Agent

                                   $35,000,000

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                          Dated as of December 30, 1999

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                  CREDIT  AGREEMENT,  dated as of December 30, 1999,  among USOL
HOLDINGS, INC., a corporation organized and existing under the laws of the State of Oregon ("Holdings"), USOL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions party hereto from time to time (each a "Bank" and, collectively, the "Banks"), PARIBAS, as Administrative Agent and Syndication Agent, and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent. Unless otherwise defined herein, all capitalized terms used herein and defined in Section 11 are used herein as therein defined.

                              W I T N E S S E T H :
                               - - - - - - - - - -


                  WHEREAS, subject to and upon the terms and conditions herein set forth, the Banks are willing to make available to the Borrower the respective credit facilities provided for herein;

                  NOW, THEREFORE, IT IS AGREED:

                  Section 1. Amount and Terms of Credit.

                   1.01 The Commitments. Subject to and upon the terms and conditions set forth herein, each Bank with a Commitment severally agrees at any time and from time to time on and after the Initial Borrowing Date and prior to the Conversion Date, to make a loan or loans (each a "Loan" and, collectively, the "Loans") to the Borrower, which Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans; provided (x) that except as otherwise specifically provided in Section 1.10(b), all Loans comprising the same Borrowing shall at all times be of the same Type and (y) no Eurodollar Loans may be incurred prior to the Syndication Termination Date and (ii) shall not exceed for any Bank at any time outstanding in aggregate principal amount the lesser of (x) the Commitment of such Bank at such time (before giving effect to any reductions thereto on such date pursuant to Section 2.03(a)(i) but after giving effect to any reductions thereto on or prior to such date pursuant to
Section 2.03(a)(ii) and (y) that amount which equals such Bank's Percentage of the Borrowing Base at such time. Once repaid, the Loans may be reborrowed prior to the Conversion Date in accordance with the provisions hereof. After the Conversion Date, once repaid Loans may not be reborrowed.

                  1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing under the Facility hereunder shall not be less than the Minimum Borrowing Amount for the Facility and, if greater, shall be in integral multiples of $250,000 in the case of all Loans. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than six Borrowings of Eurodollar Loans.

                  1.03 Notice of Borrowing. Whenever the Borrower desires to make a Borrowing hereunder, it shall give the Administrative Agent at its Notice Office, prior to 11:00 a.m. (New York time) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each

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Borrowing  of Base Rate Loans and at least three  Business  Days' prior  written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A-1, appropriately completed to specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day) and (iii) whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. Any notice received after 11:00 a.m. (New York time) shall be deemed to be received on the next succeeding Business Day. The Administrative Agent shall promptly give each Bank which is required to make Loans notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters specified in the Notice of Borrowing.

                  1.04 Disbursement of Funds. No later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing, each Bank with a Commitment will make available its pro rata portion (determined in accordance with Section 1.07) of each such Borrowing requested to be made on such date. All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Banks. Unless the Administrative Agent shall have been notified in writing by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the appropriate Borrower, and such Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or such Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to such Borrower, until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Bank, the cost to the Administrative Agent of acquiring overnight federal funds and (ii) if recovered from either Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which such Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

                  1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Bank shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (each, a "Note" and, collectively, the "Notes").

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                  (b) The Note issued to each Bank with a  Commitment  shall (i)
be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Commitment of such Bank and be payable in the principal amount of the Loans evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 3.01, and mandatory repayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the Guaranties and be secured by the Security Documents.

                  (c) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or the making of an incorrect notation shall not affect the Borrower's obligations in respect of such Loans.

                  1.06 Conversions. Each Borrower shall have the option to convert, on any Business Day, all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of the Loans, made pursuant to one or more Borrowings of one Type of Loan into a Borrowing or Borrowings of the other Type of Loan; provided that:

                  (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the applicable Minimum Borrowing Amount;

                  (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion;

                  (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings than is permitted under Section 1.02; and

                  (iv) prior to the Syndication Termination Date, no Loan may be converted into Eurodollar Loans.

Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) (each a "Notice of Conversion") which notice shall be in the form of Exhibit A-2, appropriately completed to specify the Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

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                  1.07 Pro Rata  Borrowings.  All Borrowings of Loans under this
Agreement shall be incurred from the Banks pro rata on the basis of their respective Commitments. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder regardless of the failure of any other Bank to make its Loans hereunder.

                  1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to it from the date of the Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall at all times be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to it from the date of the Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Quoted Rate for such Interest Period.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the rate which is 2.0% in excess of the rate borne by such Loans; provided, however, with respect to Eurodollar Loans at the end of the then applicable Interest Period, the rate shall be a rate per annum equal to 2.0% per annum in excess of the rate otherwise applicable to Base Rate Loans from time to time. Interest which accrues under this Section 1.08(c) shall be payable on demand.

                  (d) Accrued (and therefore  unpaid)  interest shall be payable
(i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Day, (ii) in respect of each Eurodollar Loan on (x) the date of any prepayment or repayment thereof (on the amount prepaid or repaid), (y) the date of any conversion into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable (on the amount converted) and (z) on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Quoted Rate for the Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  (f) All computations of interest hereunder shall be made in accordance with Section 13.07(b).

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                  1.09  Interest  Periods.  At the time it gives  any  Notice of
Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or prior to 11:00 a.m. (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of such Borrower, be a one, two, three or six month period; provided that:

                  (i) all Eurodollar Loans comprising a single Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Loan (including the date of any conversion thereto from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (v) no Interest Period for a Borrowing shall be selected which extends beyond the Maturity Date;

                  (vi) no Interest Period may be selected at any time when any Default or Event of Default is then in existence;

                  (vii) no Interest Period in respect of any Borrowing of the Loans shall be selected which extends beyond any date upon which a mandatory repayment of such Loans will be required to be made under
         Section 3.02(A)(c) if, after giving effect to the selection of such Interest Period, the aggregate principal amount of such Loans maintained as Eurodollar Loans which have Interest Periods expiring after such date will be in excess of the aggregate principal amount of such Loans then outstanding less the aggregate amount of such required prepayment; and

                  (viii) no Interest Period may be selected prior to the Syndi-cation Termination Date.

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

                  If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans the Borrower has failed to elect a new Interest Period to be applicable to such Eurodollar Loans as provided above or a Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                  (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Quoted Rate; or

                  (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payments to any Bank of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank imposed by the jurisdiction in which its principal office or applicable lending office is located) or (B) a change in official reserve requirements (but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Quoted
         Rate) and/or (y) other circumstances since the date of this Agreement affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having the force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (if by telephone, promptly confirmed in writing) to the Borrower, and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the

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

Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Bank, upon receipt of written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) shall) either (i) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that such Borrower was notified by the affected Bank or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii), cancel the respective Borrowing or conversion, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan; provided that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

                  (c) If any Bank shall have determined that after the date hereof, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or such other corporation's capital or assets as a consequence of such Bank's Commitment or Commitments hereunder or its obligations hereunder to a level below that which such Bank or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Bank's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Bank (with a copy to the Administrative Agent), accompanied by the notice referred to in the last sentence of this clause (c), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or such other corporation for such reduction. In determining such additional amounts, each Bank will act reasonably and in good faith and will use reasonable averaging and attribution methods. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower (a copy of which shall be sent by such Bank to the Administrative Agent), which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not

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

release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice. A Bank's reasonable good faith determination of compensation owing under this
Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto.

                  (d) The Borrower shall not be under any obligation to compensate any Bank under Section 1.10(a)(ii) or (c) with respect to increased costs or reductions with respect to any period prior to the date that is 90 days prior to the date on which such Bank knew of the increased costs or reductions.

                  1.11 Compensation. The Borrower shall compensate each Bank, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans) which such Bank may sustain:
(i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by such Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.02 or as a result of an acceleration of the Loans pursuant to Section 10 or as a result of the replacement of a Bank pursuant to
Section 1.12 or 13.12(b)) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto;
(iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by such Borrower; or (iv) as a consequence of (x) any other default by such Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Bank or (y) any election made pursuant to Section 1.10(b). A Bank's basis for requesting compensation pursuant to this Section, and a Bank's calculations of the amount thereof, shall, absent manifest error, be final and conclusive and binding on all the parties hereto.

                  1.12 Replacement of Banks. (x) If any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Loans, (y) if any Bank (other than the Administrative Agent) refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 13.12(b) or (z) upon the occurrence of any event giving rise to the operation of
Section 1.10(a)(ii) or (iii), Section 1.10(c) or Section 3.04 with respect to any Bank (other than the Agent) which results in such Bank charging to the Borrower increased costs in an amount materially in excess of those being charged by the other Banks, then the Borrower shall have the right, if no Default or Event of Default then exists, to replace such Bank (the "Replaced Bank") with any other Bank or with one or more Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Bank or shall be in default in its obligations to make Loans at the time of such replacement (collectively, the "Replacement Banks") reasonably acceptable to the Administrative Agent, provided that:

                  (i) at the time of any replacement pursuant to this Section 1.12, the Replacement Bank shall enter into one or more assignment agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of the Replaced Bank and in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans and
         (B) an amount equal to all accrued, but therefore unpaid, Fees owing to the Replaced Bank pursuant to Section 2.01 hereof; and

                  (ii) all obligations of the Borrower owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full by the Borrower to such Replaced Bank concurrently with such replacement.

Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 7.16 and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Notes executed by the Borrower, the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder with respect to the Loans and Commitments so transferred, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank.

                  1.13 Change of Lending Office. Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), 1.10(c) or 3.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans affected by such event; provided, that such designation is made on such terms that, in the sole judgment of such Bank, such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequences of the event giving rise to the operation of any such Section. Nothing in this
Section 1.13 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Section 1.10 or 3.04.

                  Section 2.  Fees; Reductions of Commitment.
                              ------------------------------

                  2.01 Fees. (a) The Borrower agrees to pay to the Administrative Agent for distribution to each Bank with a Commitment a commitment commission (the "Commitment Commission") for the period from and including the date of this Agreement to and excluding the Conversion Date (or such earlier date as the Total Commitment shall have been terminated) computed at a rate for each day equal to the Applicable Commitment Commission Percentage per annum on the daily Unutilized Commitment of such Bank. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Conversion Date (or such earlier date upon which the Total Commitment is terminated).

                  (b) The Borrower shall pay to the Administrative Agent when and as due, for its own account, such fees as may be agreed to in writing from time to time between the Borrower and the Administrative Agent.

                  (c) All  computations of Fees shall be made in accordance with
Section 13.07(b).

                  2.02 Voluntary Termination of Unutilized Commitments. (a) Upon at least five Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate the Total Unutilized Commitment in whole or in part; provided that (i) each such reduction shall apply proportionately to reduce the Commitment of each Bank and
(ii) any partial reduction pursuant to this Section 2.02 shall be in an aggregate principal amount of at least the applicable Minimum Borrowing Amount and, if greater, in integral multiples of at least $1 million.

                  (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in
Section 13.12(b), the Borrower shall have the right, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), to terminate all of the Commitment of such Bank, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Bank are repaid concurrently with the effectiveness of such termination pursuant to
Section 3.01(b) and at such time, unless the respective Bank continues to act as a Bank with respect to any Loans or has a Commitment hereunder, such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications and similar provisions under this Agreement, which shall survive as to such repaid Bank.

                  2.03 Mandatory Reduction of Commitments. (a) In addition to any other mandatory commitment reductions pursuant to this Section 2.03, the Total Commitment (and the Commitment of each Bank) shall (i) terminate in its entirety on the Conversion Date (after giving effect to the making of Loans on such date), and (ii) prior to the termination of the Total Commitment as provided in clause (i) above, be reduced from time to time to the extent required by Section 3.02.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 2.03, after the Conversion Date the Total Commitment (and the Commitment of each Bank) shall be reduced at the time any payment is required to be made on the principal amount of the Loans (or would be required to be made of the Loans then outstanding) pursuant to Section 3.02(B)(a), by an amount equal to the maximum amount of the Loans that would be required to be repaid pursuant to Section 3.02(B)(a), assuming the Loans were outstanding in an aggregate principal amount equal to the Total Commitment.

                  Section 3.  Prepayments; Payments; Taxes.
                              ----------------------------

                  3.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay Loans, without premium or penalty, in whole or in part from time to time on the following terms and conditions:

                  (i) the Borrower shall give the Administrative Agent prior to 11:00 a.m. (New York time) at its Notice Office at least five Business Days' prior written notice in the case of Eurodollar Loans and one Business Day's prior written notice in the case of Base Rate Loans of its intent to prepay the Loans, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks;

                  (ii) each prepayment shall be in an aggregate principal amount of at least $250,000 and, if greater, in integral multiples of $10,000; provided that no partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount;

                  (iii) no prepayments of Eurodollar Loans made pursuant to this
         Section 3.01 may be made on a day other than the last day of an Interest Period applicable thereto; and

                  (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans.

                  (v) each prepayment of Loans after the Conversion Date pursuant to this Section 3.01 shall be applied to reduce the then remaining Scheduled Repayments in inverse order of maturity.

                  (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in
Section 13.12(b), the Borrower shall have the right, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) to repay all Loans, together with accrued and unpaid interest, Fees and all other amounts owing to such Bank in accordance with said Section 13.12(b) so long as
(A) in the case of the repayment of the Loans of any Bank with a Commitment pursuant to this clause (b) the Commitment of such Bank is terminated concurrently with such repayment pursuant to Section 3.02 (at which time
Schedule I shall be deemed modified to reflect the changed Commitments), and (B) in the case of the repayment of the Loans of any Bank the consents required by
Section 13.12(b) in connection with the repayment pursuant to this clause (b) shall have been obtained.

                  3.02  Mandatory Repayments and Commitment Reductions.
                        ----------------------------------------------

                  (A)  Requirements:

                  (a) On any day on or prior to the Conversion Date on which the aggregate outstanding principal amount of Loans exceeds the Total Commitment, the Borrower shall repay the principal of Loans in the amount equal to such excess.

                  (b) Prior to the Conversion Date, if any Borrowing Base Certificate shall disclose the existence of a Borrowing Base Deficiency, the Borrower shall, on the date of the delivery of the Borrowing Base Certificate in accordance with Section 7.01(k), repay the principal of the Loans outstanding in an aggregate amount equal to the remaining Borrowing Base Deficiency.

                  (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02(A), the Borrower shall be required to repay on each date set forth below the principal amount of the Loans, to the extent then outstanding, equal to (i) the aggregate principal amount of Loans outstanding on the Conversion Date (after giving effect to any Loans made on such date) multiplied by (ii) the percentage set forth below opposite such date (each such repayment as the same may be reduced as provided in Sections 3.01 and 3.02(B), a "Scheduled Repayment" and, collectively referred to as the "Scheduled Repayments"):

Scheduled Repayment Dates Percentage
------------------------------------

         Each Quarterly Payment Date occurring
         during the 12 month period commencing
         on January 1, 2002                                          2.00%

         Each Quarterly Payment Date occurring
         during the 12 month period commencing
         on January 1, 2003                                          2.50%

         Each Quarterly Payment Date occurring
         during the 12 month period commencing
         on January 1, 2004                                          5.50%

         Each Quarterly Payment Date occurring
         during the 12 month period commencing
         on January 1, 2005                                          6.75%

         Each Quarterly Payment Date occurring
         during the 12 month period commencing
         on January 1, 2006                                          8.25%

                  (d)  In  addition  to  any  other   mandatory   repayments  or
commitment reductions pursuant to this Section 3.02, on the date of the receipt thereof by Holdings or any of its Subsidiaries, an amount equal to:

                  (i) 100% of the cash proceeds (net of underwriting discounts and commissions and all other reasonable costs associated with such transaction) from any sale or issuance on or after the Effective Date of equity of Holdings or any Subsidiary of Holdings (other than Residentclub) and from any contribution to capital of Holdings or any of its Subsidiaries; and

                  (ii) 100% of the cash proceeds (net of underwriting discounts and commissions, loan fees and all other reasonable costs associated with such transaction) from any incurrence of any Indebtedness by Holdings or any Subsidiary of Holdings (other than Indebtedness permitted by Section
       8.05 as said Section is in effect on the Effective Date),

shall be applied as provided in Section 3.02(B).

                  (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02, no later than 90 days after the last day of each fiscal year of Holdings ending after the Conversion Date, an amount equal to 75% of Excess Cash Flow of Holdings and its Subsidiaries (other than Residentclub) for the relevant Excess Cash Flow Payment Period shall be applied as provided in Section 3.02(B).

                  (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02, on each date on or after the Effective Date on which Holdings or any Subsidiary of Holdings (other than Residentclub) receives cash proceeds from any sale of assets or other dispositions (including capital stock and partnership interests (including, without limitation, the sale of stock of Residentclub by Holdings or any Subsidiary of Holdings (other than Residentclub) that holds such stock) and securities other than capital stock and partnership interests the proceeds from the sale of which is recaptured under Section 3.02(A)(d), and including payments on any outstanding notes held by Holdings or any of its Subsidiaries but excluding (1) sales of inventory in the ordinary course of business and (2) the sale of assets so long as the aggregate amount of Net Sale Proceeds excluded pursuant to this clause (2) does not exceed $500,000 in the aggregate for all such asset sales in any fiscal year of the Borrower), an amount equal to 100% of the Net Sale Proceeds thereof shall be applied as provided in Section 3.02(B).

                  (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02, on each date on or after the Effective Date of the receipt thereof by Holdings or any Subsidiary of Holdings (other than Residentclub), an amount equal to 100% of the cash proceeds of any Recovery Event (net of reasonable costs incurred in connection with such Recovery Event (including the estimated marginal increase in income taxes which will be payable as a result of such Recovery Event by Holdings or any Subsidiary of Holdings)) shall be applied as provided in Section 3.02(B); provided that such proceeds not in excess of $500,000 in the aggregate for all Recovery Events occurring during one fiscal year of Holdings shall not be required to be so applied on such date to the extent that Holdings delivers a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within a period specified in such certificate not to exceed 180 days after the date of receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended); and provided further, that if all or any portion of such proceeds not so applied pursuant to Section 3.02(B) are not so used within the period specified in the proviso, such remaining portion shall be applied on the last day of such specified period as provided in Section 3.02(B).

                  (h)   Notwithstanding   anything  to  the  contrary  contained
elsewhere in this Agreement, all then outstanding Loans shall be repaid in full on the Maturity Date.

                  (B)  Application:

                  (a) Each mandatory repayment of Loans pursuant to Section 3.02(A)(d) through (g), inclusive, shall be applied (except as described in clause (c) below):

                  (i) first, to prepay the principal of outstanding Loans (with a corresponding reduction to the Total Commitment), with the total amount to be applied as a mandatory repayment of Loans pursuant to this
         Section 3.02(B); to be applied to reduce the then remaining Scheduled Repayments on a pro rata basis, based upon the remaining amount of each such Scheduled Repayment after giving effect to all prior reductions thereto;

                  (ii) second, to reduce the Total Commitment (it being understood and agreed that the amount of such reduction shall be deemed to be an application of proceeds for purposes of this Section 3.02(B)(a)(ii) even though cash is not actually applied).

                  (b) With respect to each  repayment of Loans  required by this
Section 3.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made; provided that: (i) repayments of Eurodollar Loans pursuant to this Section 3.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than $1,000,000, such Borrowing shall immediately be converted into Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a single Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion. Notwithstanding the foregoing provisions of this Section 3.02(B), if at any time the mandatory prepayment of Loans pursuant to Section 3.02(A) above would result, after giving effect to the procedures set forth above, in the Borrower incurring breakage costs under
Section 1.11 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Eurodollar
Loans"), then the Borrower may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of the Borrower hereunder pursuant to a cash collateral arrangement satisfactory to the Administrative Agent and the Borrower and shall provide for investments satisfactory to the Administrative Agent and the Borrower, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Loans that are Eurodollar Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Loans equal to the Affected Eurodollar Loans not initially prepaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Banks whose Loans would otherwise have been immediately prepaid with the amounts deposited and upon the taking of any action by the Administrative Agent or by the Banks pursuant to the remedial provisions of Section 9, any amounts held as cash collateral pursuant to this Section 3.02(B) shall, subject to the requirements of applicable law, be immediately applied to the Loans.

                  (c) Proceeds from the exercise of warrants and options outstanding on the Effective Date which are exercised prior to the Conversion
Date shall be used to repay Loans but there shall not be a corresponding reduction to the Commitment.

                  3.03  Method  and  Place  of  Payment.   Except  as  otherwise
specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Bank or Banks entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  3.04 Net Payments. (a) All payments made by the Borrower hereunder, or by the Borrower under any Note, will be made without setoff, counterclaim or other defense. Except as provided in Section 3.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income of a Bank pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which it is organized or in which the principal office or applicable lending office of such Bank is located) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due hereunder or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, then the Borrower shall be obligated to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income of such Bank pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located and/or any withholding of taxes as such Bank shall determine are payable by or withheld from such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date of the payment of any Taxes due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

                  (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Initial Borrowing Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section
13.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Bank's entitlement  as  of  such  date  to a  complete  exemption  from  United  States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C (any such certificate, a "Section 3.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Initial Borrowing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI, Form W-8BEN (with respect to the benefits of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption and a Section 3.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Bank shall not be required to deliver any such Form or Certificate pursuant to this Section 3.04(b). Notwithstanding anything to the contrary contained in
Section 3.04(a), but subject to the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the
Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 3.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 3.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 3.04, the Borrower agrees to pay any additional amounts and to indemnify each Bank in the manner set forth in Section 3.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

                  Section  4.  Conditions  Precedent  to  Loans  on the  Initial
Borrowing Date. The obligation of each Bank to make Loans on the Initial Borrowing Date is subject at the time of such Loan to the satisfaction of the following conditions:

                  4.01 Execution of Agreement; Notes. On or prior to the Initial Borrowing Date (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Banks the appropriate Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

                  4.02 Officer's Certificate. On the Initial Borrowing Date, the Agents shall have received a certificate dated the Initial Borrowing Date signed on behalf of the Borrower by the Chief Executive Officer, President or Chief Financial Officer or any Vice President of the Borrower stating that all of the conditions in Sections 4.10, 4.11, 4.14, 4.16, 5.01, 5.02, 5.03 and 5.04 have been satisfied on such date; provided the certificate shall not be required to certify as to the acceptability of any items to the Agents and/or the Banks or as to whether the Agents and/or the Banks are satisfied with any of the matters described in said Sections.

                  4.03 Opinions of Counsel. On the Initial Borrowing Date, the Agents shall have received from: enkens & Gilchrist, P.C., counsel to Holdings and its Subsidiaries, an opinion addressed to the Agents, the Collateral Agent and each of the Banks and dated the Initial Borrowing Date covering the matters set forth in Exhibit D.

                  4.04 Corporate Documents; Proceedings. (a) On the Initial Borrowing Date, the Agents shall have received a certificate, dated the Initial Borrowing Date, signed by the Chief Executive Officer, President, Chief Financial Officer, President or any Vice President of each Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit E with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of such Credit Party and the resolutions or, consents or similar evidence of authority of such Credit Party referred to in such certificate, and the foregoing shall be acceptable to the Agents and the Required Banks in their sole discretion.

                  (b) All corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Agreement and the other Documents shall be satisfactory in form and substance to the Agents and the Required Banks, and the Agents shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Agents or the Required Banks may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                  4.05 Plans; Shareholders' Agreements; Management Agreements; Employment Agreements; Collective Bargaining Agreements; Debt Agreements; Affiliate Contracts; Tax Sharing Agreements and Material Contracts. On or prior to the Initial Borrowing Date, there shall have been delivered to the Banks true and correct copies, certified as true and complete by an appropriate officer of Holdings of:

                  (i) all Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA, and any other material agreements, plans or arrangements, with or for the benefit of current or former employees of Holdings or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any multiemployer plan, as defined in 4001(a)(3) of ERISA, only to the extent that any document described therein is in the possession of Holdings or any Subsidiary of Holdings or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such plan) (collectively, the "Employee Benefit Plans");

                  (ii) all agreements entered into by Holdings or any Subsidiary of Holdings governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to their capital stock (collectively, the "Shareholders' Agreements");

                  (iii) all agreements with members of, or with respect to the, management of Holdings or any Subsidiary of Holdings other than Employment Agreements (collectively, the "Management Agreements");

                  (iv) any employment agreements entered into by Holdings or any Subsidiary of Holdings with an officer or director of the Borrower or any Subsidiary of Holdings (collectively, the "Employment Agreements");

                  (v) all collective bargaining agreements applying or relat-ing to any employee of Holdings or any Subsidiary of Holdings (collectively, the "Collective Bargaining Agreements");

                  (vi) all agreements evidencing or relating to Indebtedness of Holdings or any Subsidiary of Holdings whether or not such agreement is to remain outstanding after giving effect to the incurrence of Loans on the Initial Borrowing Date (collectively, the "Debt Agreements");

                  (vii) all tax sharing, tax allocation and other similar agreements entered into by Holdings or any Subsidiary of Holdings (collectively, the "Tax Sharing Agreements");

                  (viii) all contracts, agreements or understandings entered into between Holdings or any of its Subsidiaries on the one hand, and any of its Affiliates, on the other hand (collectively, the "Affiliate Contracts"); and

                  (ix) all material contracts and licenses of Holdings or any of its Subsidiaries, that are to remain in effect after giving effect to the consummation of the Transaction, including, without limitation, the Firstlink Merger Documents (collectively, the "Material Contracts");

all of which Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Employment Agreements, Collective Bargaining Agreements, Debt Agreements, Tax Sharing Agreements, Affiliate Contracts and Material Contracts shall be in form and substance satisfactory to the Agents and the Required Banks and shall be in full force and effect on the Initial Borrowing Date.

                  4.06 Pledge Agreement. On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered a Pledge Agreement in the form of Exhibit F (as modified, supplemented or amended from time to time, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the Pledged Securities referred to therein then owned by each such Credit Party (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated irrevocable stock powers, in the case of capital stock constituting Pledged Securities.

                  4.07 Security Agreement. On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered a Security Agreement in the form of Exhibit G (as modified, supplemented or amended from time to time, the "Security Agreement") covering all of such Credit Party's present and future Security Agreement Collateral, together with:

                  (i) proper financing statements (Form UCC-1 or such other financing statements or similar notices as shall be required by local law) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

                  (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all judgment liens, tax liens or effective financing statements that name Holdings or any of its Subsidiaries, or a division or other operating unit of any such Person, as debtor and that are filed in the jurisdictions referred to in said clause (i), together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which the Collateral Agent shall receive termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

                  (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by such Security Agreement; and

                  (iv) evidence that all other actions necessary or, in the opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

                  4.08 Subsidiaries Guaranty. On the Initial Borrowing Date, each Subsidiary of Holdings (other than the Borrower and Residentclub) shall have duly authorized, executed and delivered a Guaranty in the form of Exhibit H (as modified, supplemented or amended from time to time, the "Subsidiaries Guaranty").

                  4.09 Consent Letter. The Agents shall have received a letter from CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, substantially in the form of Exhibit I hereto, indicating its consent to its appointment by Holdings and each other Credit Party as their agent to receive service of process as specified in Section 12.08 of this Agreement and Section 21 of the Subsidiaries Guaranty.

                  4.10 Material Adverse Change, etc. Since December 31, 1998, nothing shall have occurred (and the Banks shall have become aware of no facts or conditions not previously known) which the Agents or the Required Banks shall reasonably determine (a) could reasonably be expected to have a material adverse effect on the rights or remedies of the Banks or the Agents, or on the ability of Holdings or any of its Subsidiaries to perform their obligations to the Agents and the Banks under this Agreement or any other Credit Document, (b) could reasonably be expected to have a materially adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole or (c) indicates the inaccuracy in any material respect of the information previously provided to the Agents or the Banks (taken as a whole) in connection with their analysis of the transactions contemplated hereby or indicates that the information previously provided omitted to disclose any material information.

                  4.11 Litigation. On the Initial Borrowing Date, no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement, any other Document or any documentation executed in connection herewith or with respect to the transactions contemplated hereby, or which the Agents or Required Banks shall determine could reasonably be expected to have a materially adverse effect on the Transaction or on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  4.12 Fees, etc. On the Initial Borrowing Date, Holdings shall have paid in full to the Agents and the Banks all costs, fees and expenses (including, without limitation, all legal fees and expenses) payable to the Agents and the Banks to the extent then due pursuant hereto or as otherwise agreed between Holdings and the Agents.

                  4.13 Solvency Certificate; Insurance Analyses. On the Initial Borrowing Date, the Borrower shall cause to be delivered to the Agents and the
Banks: (i) a certificate from the chief financial officer of Holdings, in the form of Exhibit J hereto, supporting the conclusions after giving effect to the Transaction and the incurrence of all financings contemplated herein that each

Credit Party, and all Credit Parties taken as a whole, as the case may be, are not insolvent and will not be rendered insolvent by the Indebtedness incurred in connection therewith, will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature and become due and (ii) evidence (including, without limitation, certificates with respect to each insurance policy listed on Schedule II) of insurance, complying with the requirements of Section 7.03, with respect to the business and properties of Holdings and its Subsidiaries, in scope, form and substance satisfactory to the Agents and the Required Banks and naming each of the Collateral Agent, the Agents and the Banks as an additional insured and the Collateral Agent as loss payee and stating that such insurance shall not be cancelled or revised without 30 days' prior written notice by the insurer to the Collateral Agent.

                  4.14 Approvals. All necessary governmental and third party approvals in connection with the Transaction and the transactions contemplated by the Documents and otherwise referred to herein or therein (including, but not limited to, those approvals required in respect of existing permits, landlord consents and transfers of contract rights) shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the sole judgment of the Agents or the Required Banks, adverse conditions upon the consummation of the Transaction or the other transactions contemplated by the Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunction relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Transaction or the making of the Loans.

                  4.15 Financial Statements; Projections; Management Letter Reports. (a) On or prior to the Initial Borrowing Date, the Banks shall have received:

                    (i) the consolidated balance sheet of U.S. Online Communications, Inc. (or its successors) and Firstlink as at December 31, 1997, December 31, 1998, and for the nine month period ended September 30, 1999, and the related statements of earnings and stockholders' equity and cash flows of such Person, as applicable for the fiscal periods ended as of said dates, which, in the case of the annual statements, have been examined by Arthur Andersen LLP, an independent certified public accountant, who delivered unqualified opinions in respect thereto;

                    (ii) the consolidated balance sheet of U.S. Online Communications, Inc. (or its successors) and Firstlink at March 31, 1999, June 30, 1999 and September 30, 1999 and the related statements of operations, changes in partners' equity and cash flows of U.S. Online Communications, Inc. (or its successors) and Firstlink for each of the three-month periods ended as of March 31, 1999, June 30, 1999 and September 30, 1999; and

                    (iii) the pro forma (after giving effect to the  Transaction and the related financing thereof) consolidated balance sheet of Holdings as at the Initial Borrowing Date, which financial statements shall be prepared in accordance with generally accepted accounting principles consistent with past practices and shall be in form and substance satisfactory to the Agents and the Required Banks, and shall not disclose any material adverse differences in the business, properties, assets, liabilities, results of operations, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole from that previously disclosed to the Agents and the Required Banks.

                  (b) On the Initial Borrowing Date, the Banks shall have received detailed consolidated financial projections, certified by the Chief Financial Officer of Holdings, for Holdings and its Subsidiaries, which include the projected results of the Borrower, after giving effect to the Transaction and the other transactions contemplated herein, for the period commencing on the Initial Borrowing Date and ending after the Maturity Date (the "Projections"), which Projections, and the supporting assumptions and explanations thereto, and the accounting practices and procedures to be utilized by Holdings following the Initial Borrowing Date, shall be satisfactory in form and substance to the Agents and the Required Banks.

                  (c) On or prior to the Initial Borrowing Date, the Agents shall have received a copy of any "management letter" received by Holdings or any of its Subsidiaries from its certified public accountants.

                  4.16 Refinancing. (a) On the Initial Borrowing Date and after giving effect to the Loans incurred on the Initial Borrowing Date, the Firstlink Merger and the other transactions contemplated hereby, neither Holdings nor any of its Subsidiaries shall have any Indebtedness or preferred stock outstanding except for the Loans, and up to $2,500,000 of Capitalized Lease Obligation and the outstanding preferred stock of Holdings set forth on Schedule V.

                  (b) The Agents and the Required Banks shall be satisfied with the amount of and the terms and conditions of the repayment of, and termination of all commitments and documentation relating to, all Indebtedness repaid by Holdings or its Subsidiaries, in connection with the transactions contemplated hereby (collectively, the "Refinanced Indebtedness") and the amount of all accrued interest, premiums, fees, commissions and expenses owing in connection with the repayment of such Refinanced Indebtedness. In no event shall the aggregate amount paid pursuant to the preceding sentence exceed $13,000,000. All Liens arising in connection with such Refinanced Indebtedness shall have been terminated (and all appropriate releases, termination statements or other instruments of assignment with respect thereto shall have been obtained), in each case to the satisfaction of the Agents and the Required Banks, and the Banks shall have received opinions of counsel to such effect in form and substance satisfactory to the Agents and the Required Banks.

                  (c) The Agents shall have received copies, certified as true and complete by an appropriate officer of Holdings, of all documents executed in connection with the repayment and termination of the Refinanced Indebtedness and the release of the Liens thereunder (the "Debt Termination Documents") all of which shall be in form and substance satisfactory to the Agents and the Required Banks.

                  Section 5. Conditions Precedent to All Credit Events. The obligation of each Bank to make Loans (including Loans made on the Initial Borrowing Date) is subject, at the time of each such Loan (except as hereinafter indicated), to the satisfaction of the following conditions:

                  5.01 No Default; Representations and Warranties. At the time of each such Loan and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Loan.

                  5.02 Notice of Borrowing. Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03.

                  5.03 Pro Forma Compliance. At the time of each Loan, Holdings shall have delivered to each of the Banks a certificate of its chief financial officer demonstrating that Holdings would have complied with the financial covenants set forth in Sections 8.10, 8.11, and 8.13, to the extent then applicable, at the time of such Loan on a pro forma basis as if the Loans had been incurred at the beginning of the immediately preceding fiscal month for which such financial covenants were tested at the end of such immediately preceding fiscal quarter and determined as if all such Indebtedness had been outstanding from the first day of the relevant calculation period (and the interest expense associated with such Indebtedness, shall be determined at the rates which would have been applicable had such debt been outstanding for the whole such period).

                 5.04 ROE Agreements. Prior to the making of each Loan, the proceeds of which are to be used for Capital Expenditures, the Borrower shall certify to the Administrative Agent that ROE Agreements substantially similar to the ROE Agreement Standard Form have been entered into with the owners of multiple dwelling units to be constructed, in part, with the proceeds of such Loans.

                  The acceptance of the benefits of each Loan shall constitute a representation and warranty by the Borrower to each of the Banks that all the conditions specified in Section 4 and in this Section 5 and applicable to such Loan exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 4 and in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and, unless otherwise specified, shall be in form and substance satisfactory to the Banks.

                  Section 6. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and to make the Loans, each of Holdings and the Borrower make the following representations, warranties and agreements as to itself and as to each of its Subsidiaries, as of the Initial Borrowing Date (both before and after giving effect to the Transaction and the other transactions contemplated by the Documents, and all references to Holdings and Subsidiaries herein and elsewhere in this Agreement, shall, unless otherwise specifically indicated, be references to Holdings and Subsidiaries after giving effect to the Transaction) and as of the date of each subsequent Loan which representations, warranties and agreements shall survive the execution and delivery of this Agreement and the Notes and any subsequent Loan, with the occurrence of each Loan on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct on and as of the Initial Borrowing Date and on the date of each such Loan.

                  6.01 Corporate  Status.  Each of Holdings and its Subsidiaries
(i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualifications except for failures to be so qualified which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  6.02 Corporate Power and Authority. Each of Holdings and its Subsidiaries has the corporate power to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Documents. Each of Holdings and its Subsidiaries has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

                  6.03 No Violation. Neither the execution, delivery or performance by Holdings or any of its Subsidiaries of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of Holdings or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which Holdings or its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation, By-Laws (or similar organizational documents) of Holdings or any of its Subsidiaries.

                  6.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Initial Borrowing Date and are in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any such Document.

                  6.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) (i) The consolidated balance sheet of U.S. Online Communications, Inc. (or its successors) and Firstlink at December 31, 1997, December 1998, and for the nine month period ended September 30, 1999 and the related statements of earnings and stockholders' equity and cash flows of such Person, as applicable for the fiscal periods ended as of said dates, which, in the case of the annual statements, have been examined by Arthur Andersen LLP an independent certified public accountant, who delivered unqualified opinions in respect thereto, (ii) the consolidated balance sheet of U.S. Online Communications, Inc. (or its successor) and Firstlink at March 31, 1999, June 30, 1999 and September 30, 1999 and the related statements of operations, changes in partners' equity and cash flows of U.S. Online Communications, Inc. (or its successor) and Firstlink for each of the three-month periods ended as of March 31, 1999, June 30, 1999 and September 30, 1999 and (iii) the pro forma (after giving effect to the Transaction and the related financing thereof) consolidated balance sheet of Holdings as at the Effective Date, copies of which financial statements have heretofore been furnished to each Bank, present a good faith estimate of the pro forma financial condition of Holdings and its Subsidiaries (after giving effect to the Transaction) on a consolidated basis at the date thereof). Such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied except to the extent provided in the notes to said financial statements. Since December 31, 1998, there has been no material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Holdings and its Subsidiaries taken as a whole.

                  (b) On and as of the Initial Borrowing Date, on a pro forma basis after giving effect to the Transaction and all other transactions contemplated by the Documents and to all Indebtedness (including, without limitation, the Loans) being incurred in connection with the Transaction, and Liens created, and to be created, by each Credit Party in connection therewith:
(a) the sum of the assets (including all contribution and subrogation rights and other intangible assets), at a fair valuation, of each Credit Party will exceed its debts; (b) no Credit Party has incurred or intends to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature; and
(c) each Credit Party will have sufficient capital with which to conduct its business. For purposes of this Section 6.05(b) "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, subordinated, disputed, undisputed, secured or unsecured.

                  (c) Except as fully reflected in the financial statements and the notes related thereto described in Section 6.05(a), there were as of the Initial Borrowing Date (and after giving effect to the Transaction and the other transactions contemplated hereby and by the Documents) no liabilities or obligations with respect to Holdings or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to be material to Holdings and its Subsidiaries taken as a whole. As of the Initial Borrowing Date, neither Holdings nor any of its Subsidiaries knows of any basis for the assertion against Holdings or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements and the notes related thereto described in Section 6.05(a) which, either individually or in the aggregate, could reasonably be expected to be material to Holdings and its Subsidiaries taken as a whole. As of the Initial Borrowing Date (and after giving effect to the Transaction) none of Holdings or any of its Subsidiaries will have any outstanding Indebtedness or preferred stock other than (i) the Loans, (ii) the Existing Indebtedness and
(iii) the outstanding preferred stock of Holdings set forth on Schedule V.

                  (d) On and as of the Initial Borrowing Date, the Projections have been prepared in good faith by Holdings and there are no statements or conclusions in any of the Projections which are based upon or include information known to Holdings to be misleading or which fail to take into account material information regarding the matters reported therein. On the Initial Borrowing Date, Holdings believes that the Projections were reasonable and attainable (although actual results may differ from the Projections and no representation is made that the Projections will in fact be attained).

                  6.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of Holdings, threatened (i) with respect to any Document, or (ii) that are reasonably likely to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  6.07 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of Holdings or any Subsidiary of Holdings in writing to any Bank (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole with all information previously furnished) hereafter furnished by or on behalf of Holdings or any Subsidiary of Holdings in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact.

                  6.08 Use of Proceeds; Margin Regulations. (a) All proceeds of the Loans incurred by the Borrower shall be used to repay the Refinanced Indebtedness, to pay Transaction Fees and Expenses, for general corporate and working capital purposes of the Borrower and its Subsidiaries and for Capital Expenditures.

                  (b) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  6.09 Tax Returns and Payments. Each of Holdings and each of its Subsidiaries has timely filed or caused to be timely filed (including pursuant to any valid extensions of time for filing) with the appropriate taxing authority, all returns, statements, forms and reports for taxes and all other material tax returns, domestic and foreign (the "Returns") required to be filed by or with respect to the income, properties or operations of Holdings and/or any of its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of Holdings and its Subsidiaries as a whole for the periods covered thereby. Each of Holdings and each of its Subsidiaries have paid all material taxes and assessments payable by them which have become due other than those contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of Holdings or any of its Subsidiaries, threatened by any authority regarding any taxes relating to Holdings or any of its Subsidiaries. As of the Initial Borrowing Date, neither Holdings nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Holdings or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of Holdings or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

                  6.10 Compliance with ERISA. (a) Schedule III to be delivered on or prior to the Initial Borrowing Date and in form and substance satisfactory to the Agent and the Required Banks sets forth each Plan; each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of
Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been timely made; neither Holdings nor any Subsidiary of Holdings nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or
4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to Holdings or any Subsidiary of Holdings or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Holdings, its Subsidiaries and its ERISA Affiliates to all plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed $50,000; each group health plan (as defined in Section 607(1) of ERISA or

Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of Holdings, any Subsidiary of Holdings, or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of Holdings or any Subsidiary of Holdings or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Holdings and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

                  6.11 The Security Documents. (a) The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the respective Credit Parties in the Collateral described therein and the Collateral Agent, for the benefit of the Secured Creditors, has a fully perfected Lien on, and security interest in, all right, title and interest of the respective Credit Parties, in all of the Collateral described therein, subject to no other Liens other than Permitted Liens. The recordation of the Security Agreement in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective, under federal and state law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by the Security Agreement and the filing of the Security Agreement with the United States Copyright Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective under federal and state law to perfect the security interest granted to the Collateral Agent in the copyrights covered by the Security Agreement. Each of the Credit Parties party to the Security Agreement has good and merchantable title to all Collateral described therein, free and clear of all Liens except those described above in this clause (a).

                  (b) The security interests created in favor of the Collateral Agent, as Pledgee for the benefit of the Secured Creditors, under the Pledge
Agreement constitute first perfected security interests in the Pledged Securities described in the Pledge Agreement, subject to no security interests of any other Person. No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under the Pledge Agreement.

                  6.12 Representations and Warranties in Documents. All representations and warranties set forth in the Documents are true and correct in all material respects at the time as of which such representations and warranties were made and on the Initial Borrowing Date.

                  6.13 Properties. None of Holdings or its Subsidiaries owns any real property. Each Leasehold leased by Holdings or any of its Subsidiaries, as of the Initial Borrowing Date, and the nature of the interest therein, is correctly set forth in Schedule IV (which Schedule shall be delivered on or prior to the Initial Borrowing Date and shall be in form and substance satisfactory to the Administrative Agent and the Required Banks), including but not limited to all locations where Holdings or its Subsidiaries has the right to use, occupy, or maintain space for the installation, use or maintenance of its communications systems. Each Leasehold is in full force and effect. All rents and additional rents due to date under each of the Leaseholds have been paid in full, and all other obligations of Holdings, or any of its Subsidiaries, as the case may be as lessees or licensees have been performed. Neither Holdings nor any of its Subsidiaries has received notice of any default under any of the Leaseholds. Each of the Leaseholds is in a state of good maintenance and repair and is adequate and suitable to enable Holdings and its Subsidiaries to engage in the business of providing communications services. Neither Holdings nor any of its Subsidiaries has assigned, transferred, conveyed or mortgaged any interest in any of the Leaseholds.

                  6.14 Capitalization. On the Initial Borrowing Date and after giving effect to the Transaction, the authorized capital stock of Holdings and all owners thereof, shall be as set forth on Schedule V which Schedule shall be delivered on or prior to the Initial Borrowing Date and shall be in form and substance satisfactory to the Administrative Agent and the Required Banks. Except as set forth on Schedule V, neither Holdings nor any of its Subsidiaries has any outstanding securities convertible into or exchangeable for any of its equity interests or outstanding rights to subscribe for or to purchase, or warrants or options for the purchase, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its partnership or other equity interests, as the case may be.

                  6.15 Subsidiaries. On the Initial Borrowing Date, the corporations listed on Schedule VI are the only Subsidiaries of Holdings which Schedule shall be delivered on or prior to the Initial Borrowing Date and shall be in form and substance satisfactory to the Administrative Agent and the Required Banks. Schedule VI correctly sets forth, as of the Initial Borrowing Date, the percentage ownership (direct and indirect) of Holdings in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

                  6.16 Compliance with Statutes, etc. Each of Holdings and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except with respect to each of the foregoing such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  6.17 Investment Company Act. None of Holdings nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  6.18 Public Utility Holding Company Act. None of Holdings nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  6.19 Environmental Matters. (a) Holdings and each of its Subsidiaries have complied with, and on the date of such Credit Event are in compliance with, in all respects, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws except such noncompliances which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole. There are no past, pending or, to the best knowledge of Holdings, threatened material Environmental Claims against Holdings or any of its Subsidiaries or any Real Property currently owned or operated by Holdings or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences concerning the business or operations of Holdings or any of its Subsidiaries or any Real Property owned or operated at any time by Holdings or any of its Subsidiaries or, to the knowledge of Holdings, any property adjoining any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned or operated by Holdings or any of its Subsidiaries or (ii) to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law except such Environmental Claims and restrictions which individually or in the aggregate could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  (b) Neither Holdings nor any of its Subsidiaries has, at any time, generated, used, treated, stored, transported or released Hazardous Materials on, to or from any Real Property at any time owned, leased or at any time operated by Holdings or any of its Subsidiaries in each case which could reasonably be expected to cause a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  (c) There are not now and never have been any underground storage tanks located on any Real Property owned or operated by Holdings or any of its Subsidiaries.

                  (d) No Real Property at any time owned or at any time operated by Holdings or any of its Subsidiaries is located on any site listed on, or proposed in the Federal Register for listing on, the Superfund National
Priorities List, or listed on the Comprehensive Environmental Response Compensation and Liability Information System or their state equivalents.

                  6.20 Labor Relations. Neither Holdings nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on Holdings and its Subsidiaries taken as a whole. There is (i) no significant unfair labor practice complaint pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings, threatened against any of them and (ii) no significant strike, labor dispute, slowdown or stoppage pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings, threatened against Holdings or any of its Subsidiaries in each case that could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  6.21 Patents, Licenses, Franchises and Formulas. (a) Holdings, together with its Subsidiaries, has a license to use or otherwise has the right to use, free and clear of pending or threatened Liens, all the material patents, patent applications, trademarks, service marks, trade names, trade secrets, copyrights, proprietary information, computer programs, data bases, licenses, franchises and formulas, or rights with respect to the foregoing (collectively, "Intellectual Property"), and has obtained all licenses and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  (b) Holdings, together with its Subsidiaries, has the right to practice under and use substantially all of its material Intellectual Property.

                  (c) Neither Holdings nor any of its Subsidiaries has knowledge of any claim by any third party contesting the validity, enforceability, use or ownership of the Intellectual Property, or of any existing state of facts that would support a claim that use by Holdings or any of its Subsidiaries of any such Intellectual Property has infringed or otherwise violated any Intellectual Property right of any other Person and that to the best knowledge of Holdings and its Subsidiaries no claim is threatened except for such claims that could not individually or in the aggregate reasonably be expected to have a material adverse affect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  6.22 Indebtedness. Schedule VII (which Schedule shall be delivered on or prior to the Initial Borrowing Date and shall be in form and substance satisfactory to the Administrative Agent and the Required Banks) sets forth a true and complete list of all Indebtedness (other than the Loans) and preferred stock of Holdings and each of its Subsidiaries as of the Initial Borrowing Date after giving effect to the Transaction and the other transactions contemplated hereby (the "Existing Indebtedness"), in each case showing the aggregate amount thereof and the name of the respective obligor and any other entity which directly or indirectly guaranteed such debt. None of the Existing Indebtedness was incurred in connection with, or in contemplation of, the Transaction or the other transactions contemplated hereby.

                  6.23 Restrictions on or Relating to Subsidiaries. There does not exist any encumbrance or restriction on the ability of (i) any Subsidiary of Holdings to pay dividends or make any other distributions on its capital stock, or any other interest or participation in its profits owned by Holdings or any Subsidiary of Holdings, or to pay any Indebtedness owed to Holdings or a Subsidiary of Holdings, (ii) any Subsidiary of Holdings to make loans or advances to Holdings or any of Holdings' Subsidiaries or (iii) Holdings or any Subsidiary of Holdings to transfer any of its properties or assets to Holdings or any Subsidiary of Holdings, except for such encumbrances or restrictions existing under or by reason of (w) applicable law, (x) this Agreement or the other Credit Documents or (y) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Holdings or a Subsidiary of Holdings or (z) Indebtedness incurred in accordance with Section 8.05(iii).

                  6.24 The Transaction. All aspects of the Transaction have been effected in accordance with the Documents and all applicable law. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to consummate the Transaction shall have been obtained, given, filed or taken and are in full force and effect (or effective judicial relief with respect thereto has been obtained) in each case where the failure to do so could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole. All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents or imposes material adverse conditions upon the consummation of the Transaction. Additionally, at the time of consummation thereof, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the consummation of the Transaction.

                  6.25 Material Contracts. All Material Contracts of the Borrower and each of its Subsidiaries as of the Initial Borrowing Date (including, but not limited to, all of the ROE Agreements which are designated as such on Schedule VIII) are listed on Schedule VIII which Schedule shall be delivered on or prior to the Initial Borrowing Date and shall be in form and substance satisfactory to the Administrative Agent and the Required Banks.

                  6.26 Year 2000 Reprogramming. Any reprogramming required to permit the proper functioning, in and following the year 2000, of Holdings or any of its Subsidiaries', (i) computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Holdings systems interface) and the testing of all such systems and equipment, as so reprogrammed, has been completed. The costs to Holdings and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 (including, without limitation, reprogramming errors and the failure of others' systems or equipment) could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole. The computer and management information systems of Holdings and its Subsidiaries are, and with ordinary course upgrading and maintenance will continue to be for the term of this Agreement, sufficient to permit the Holdings and its Subsidiaries to conduct their business without such conduct resulting in a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  Section 7. Affirmative Covenants. Each of Holdings and the Borrower covenants and agrees that on and after the Effective Date and until the Total Commitment has terminated and the Loans and Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  7.01 Information Covenants. The Borrower will furnish to the Administrative Agent:

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


                  (a) Monthly Reports. Within 30 days after the end of each fiscal month (i) other than the last fiscal month of any fiscal quarter of Holdings, the consolidated and consolidating balance sheets of Holdings and its Subsidiaries as at the end of such month and the related consolidated and consolidating statements of earnings for such month and for the elapsed portion of the fiscal year ended with the last day of such month, in each case setting forth comparative figures for the corresponding month and elapsed portion of such fiscal year for the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by the chief financial officer or controller of the Borrower, subject to normal year-end audit adjustments and shall be accompanied by a management discussion and analysis of the results of operations and financial condition with respect to such period and (ii) the Subscriber Penetration Report for such period.

                  (b) Quarterly Financial Statements. Within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of Holdings, (i) the consolidated and consolidating balance sheets of Holdings and its Subsidiaries as at the end of such quarterly period and the related consolidated and consolidating statements of earnings and stockholders' equity and statement of cash flows for such quarter, in each case for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case, setting forth comparative figures for the related periods in the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by the chief financial officer or controller of the Borrower, subject to normal year-end audit adjustments and shall be accompanied by a management discussion and analysis of the results of operations and financial condition with respect to such period and (ii) the Subscriber Penetration Report for such period.

                  (c) Annual Financial Statements. Within 90 days after the close of each fiscal year of Holdings, (i) the consolidated and consolidating balance sheets of Holdings and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of earnings and stockholders' equity and statement of cash flows for such fiscal year and setting forth comparative figures for the preceding fiscal year and comparable budgeted figures for such period and certified, (x) in the case of the consolidating statements, by the chief financial officer of the Borrower and (y) in the case of the consolidated financial statements of Holdings and its Subsidiaries, by any of the "big five" or other independent certified public accountants of recognized national standing reasonably acceptable to the Required Banks, together with a signed opinion of such accounting firm (which opinion shall not be qualified in any respect) stating that in the course of its regular audit of the financial statements of Holdings which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and shall be accompanied by a management discussion and analysis of the results of operations and financial condition with respect to such period and
(ii) the Subscriber Penetration Report for such period.

                  (d) Management Letters. Promptly after the receipt thereof by Holdings or any of its Subsidiaries, a copy of any "management letter" received by Holdings or any of its Subsidiaries from its certified public accountants.

                  (e) Budgets. As soon as available but in no event later than 30 days after the first day of the fiscal year of Holdings, a budget for Holdings and its Subsidiaries in form customarily prepared by Holdings
(including budgeted statements of earnings and sources and uses of cash and balance sheets) prepared by Holdings for each calendar month of such fiscal year and on an annual basis for the next succeeding fiscal year prepared in reasonable detail with appropriate presentation and discussion of the principal assumptions upon which such budgets are based, accompanied by the statement of the chief financial officer or controller of the Borrower to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the periods covered thereby.

                  (f) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7.01(a), (b) and (c), a certificate of the chief financial officer of the Borrower to the effect that no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate, (x) in the case of certificates delivered pursuant to Section 8.01(b) or (c), shall set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 2.03, 3.02, 8.02, 8.04, 8.05, 8.06 and 8.08 through 8.13, inclusive at the end of such fiscal quarter or year, as the case may be, and (y) in the case of certificates delivered pursuant to Section 8.01(c), the amount of Excess Cash Flow for the relevant Excess Cash Flow Payment Period.

                  (g) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an officer of Holdings or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default, (ii) any litigation or governmental investigation or proceeding pending (x) against Holdings or its Subsidiaries which could reasonably be expected to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole or (y) with respect to any Document and (iii) any other event which could reasonably be expected to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  (h) Other Reports and Filings. Promptly upon transmission thereof, copies of any financial information, proxy materials and other information and reports, if any, which any Credit Party or any of its Subsidiaries (x) has filed with the Securities and Exchange Commission (the "SEC") or (y) has delivered to holders of, or any agent or trustee with respect to, Indebtedness of any Credit Party or any of its Subsidiaries in its capacity as such a holder, agent, or trustee.

                  (i) Environmental Matters. Promptly upon, and in any event within three Business Days after an officer of Holdings or of any of its Subsidiaries obtains knowledge thereof, notice of any of the following environmental matters (i) any pending or threatened material Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned or operated at any time by Holdings or any of its Subsidiaries; (ii) any condition or occurrence on or arising from any Real Property owned or operated at any time by Holdings or any of its Subsidiaries that (a) could reasonably be anticipated to result in a material noncompliance by Holdings or any of its Subsidiaries with any applicable Environmental Law, or (b) could reasonably be anticipated to form the basis of a material Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned or operated by Holdings or any of its Subsidiaries; (iii) any condition or occurrence on any Real Property owned or operated by Holdings or any of its Subsidiaries or any property adjoining such Real Property that could reasonably be anticipated to cause such Real Property to be subject to any material restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law; and (iv) the taking of any removal or remedial action in response to a material Release or material threatened Release or the actual or alleged presence of any Hazardous Material on or from any Real Property owned or operated at any time by the Borrower or any of its Subsidiaries in each case as required by any Environmental Law or any governmental or other administrative agency. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower or such Subsidiary's response thereto. In addition, Holdings will provide the Banks with copies of all material communications with any government or governmental agency relating to material Environmental Claims, all material communications with any person relating to material Environmental Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by the Required Banks.

                  (j) Annual Meetings with Banks. Within 120 days after the close of each fiscal year of Holdings, Holdings shall, at the request of any Agent or the Required Banks, hold a meeting (at a mutually agreeable location and time) with all Banks who choose to attend such meeting at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of the Holdings and its Subsidiaries and the budgets presented for the current fiscal year of the Holdings and its Subsidiaries.

                  (k) Borrowing Base Certificate. (i) On the Initial Borrowing Date and (ii) thereafter, not later than 12:00 noon (New York time) on the 15th Business Day after the end of each fiscal month, a borrowing base certificate substantially in the form of Exhibit K (each, a "Borrowing Base Certificate"), as of (x) in the case of clause (i), November 30, 1999 and (y) in the case of clause (ii), the last day of the immediately preceding fiscal month, and in each case, certified by the Chief Financial Officer of the Borrower.

                  (l) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to any Credit Party or any of its Subsidiaries, as any Agent or the Required Banks may reasonably request.

                  7.02 Books, Records and Inspections. Holdings will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries, in conformity with United States generally accepted accounting principles and all requirements of law, shall be made of all dealings and transactions in relation to its business and activities. Holdings will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Bank (at their own expense) to visit and inspect, under guidance of officers of Holdings or of such Subsidiary, any of the properties of Holdings or such Subsidiary, and to examine the books of account of Holdings or such Subsidiary and discuss the affairs, finances and accounts of Holdings or of such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Bank may request.

                  7.03 Maintenance of Property, Insurance. (a) Schedule II sets forth a true and complete listing of all insurance maintained by Holdings and each of its Subsidiaries as of the Initial Borrowing Date, which Schedule shall be delivered on or prior to the Initial Borrowing Date and shall be in form and substance satisfactory to the Administrative Agent and the Required Banks. Holdings will, and will cause each of its Subsidiaries to, (i) keep all material property (including Leaseholds) useful and necessary in its business in good working order and condition (ordinary wear and tear excepted), (ii) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are described on Schedule II, and (iii) furnish to each Bank, upon written request, full information as to the insurance carried. Within 120 days after the Effective Date, the Borrower will obtain and thereafter will maintain and keep in full force and effect key-man life insurance on the life of Robert Solomon in the amount of $5,000,000. The Collateral Agent shall be the loss payee with respect to such insurance. The provisions of this Section 7.03 shall be deemed to be supplemental to, but not duplicative of, the provisions of any of the Security Documents that require the maintenance of insurance.

                  (b) Holdings will at all times keep, and will cause each of its Subsidiaries (other than Residentclub) to keep, its property insured in favor of the Collateral Agent, and all policies (including mortgage policies) or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by Holdings or its Subsidiaries (other than employee benefit insurance)) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and naming the Collateral Agent, the Administrative Agent and each Bank as an additional insured) with respect to Collateral, (ii) shall state that such insurance policies shall not be cancelled or revised without 30 days' prior written notice thereof by the respective insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent, (iv) shall contain the standard noncontributory mortgagee clause endorsement in favor of the Collateral Agent with respect to hazard insurance coverage, (v) shall provide that any losses shall be payable notwithstanding (A) any act or neglect of Holdings or any of its Subsidiaries, (B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary, (C) any foreclosure or other proceeding relating to the insured properties or (D) any change in the title to or ownership or possession of the insured properties and (vi) shall be deposited with the Collateral Agent. If Holdings or any of its Subsidiaries shall fail to maintain insurance in accordance with this Section 7.03, or if Holdings or any of its Subsidiaries shall fail to endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and Holdings agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance.

                  7.04 Corporate Franchises. Holdings will do, and will cause each of its Subsidiaries to do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its rights, franchises, licenses, permits, trademarks, service marks, trade names, copyrights and patents necessary for the operation of its respective businesses; provided, however, that nothing in this Section 7.04 shall prevent the transactions permitted by Section 8.02 or the withdrawal by Holdings or any Subsidiary of Holdings of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, properties, operations, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  7.05 Compliance with Statutes, etc. Holdings will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of or Holdings and its Subsidiaries taken as a whole.

                  7.06 Compliance with Environmental Laws. (a) Holdings will comply, and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to ownership or use of the Real Property, will promptly pay or cause Holdings to pay all costs and expenses incurred in such compliance, and will keep or cause to be kept all such Real Properties free and clear of any Liens imposed pursuant to such Environmental Laws. None of Holdings nor any Subsidiary of Holdings will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property, or transport or permit the transportation of Hazardous Materials to or from any Real Property, other than in compliance with applicable Environmental Law.

                  (b) At the reasonable request of the Administrative Agent or the Required Banks at any time and from time to time during the existence of this Agreement: (i) if an Event of Default exists under this Agreement, (ii) upon the reasonable belief by the Administrative Agent that Holdings or any of its Subsidiaries has breached any representation or covenant herein with respect to any environmental matters and such breach is continuing, or (iii) in the event notice is provided under Section 7.01(i) herein, Holdings will provide, at its sole cost and expense (or will cause Holdings to provide at its sole cost and expense), an environmental site assessment report reasonable in scope concerning any Real Property of Holdings or its Subsidiaries, prepared by an environmental consulting firm approved by the Administrative Agent and the Required Banks, indicating the presence or Release of Hazardous Materials on or from any of the Real Property and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property. If Holdings fails to provide the same after thirty days' notice, the Administrative Agent may order the same, and Holdings shall grant and hereby grants to the Administrative Agent and the Banks and their agents access to such Real Property and specifically grants the Administrative Agent and the Banks an irrevocable non-exclusive license to undertake such an assessment all at Holdings' expense.

                  7.07 ERISA. As soon as possible and, in any event,  within ten
(10) days after Holdings, any Subsidiary of Holdings or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, Holdings will deliver to each of the Banks a certificate signed on behalf of Holdings by the chief financial officer of Holdings setting forth the full details as to such occurrence and the action, if any, that Holdings, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed by Holdings, such Subsidiary, the Plan administrator or such ERISA Affiliate to or with the PBGC or any other government agency, or a Plan participant and any notices received by Holdings, such Subsidiary or ERISA Affiliate from the PBGC or any other government agency, or a Plan participant with respect thereto: that a Reportable Event has occurred (except to the extent that Holdings has previously delivered to the Banks a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63,
 .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, with the meaning of Section 412 of the Code or
Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under
Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(1) of
ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that Holdings or any Subsidiary of Holdings may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan. Holdings will deliver to the Administrative Agent copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. Holdings will also deliver to the Administrative Agent a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certificates, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC or any other government agency and any material notices received by Holdings, any Subsidiary of Holdings or any ERISA Affiliate with respect to any Plan, shall be delivered to the Administrative Agent no later than ten (10) days after the date such annual report has been filed with the Internal Revenue Service or such records, documents and/or information has been furnished to the PBGC or any other government agency or such notice has been received by Holdings, the Subsidiary or the ERISA Affiliate, as applicable.

                  7.08 End of Fiscal Years; Fiscal Quarters. Holdings will cause its, and will cause each of its Subsidiaries', fiscal years to end on December 31 and each of its, and each of its Subsidiaries', first three fiscal quarters to end on March 31, June 30 and September 30.

                  7.09 Performance of Obligations. Holdings will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  7.10 Payment of Taxes. Holdings will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties would otherwise attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of Holdings or any of its Subsidiaries not otherwise permitted under Section 9.01; provided that neither Holdings nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

                  7.11 Interest Rate Protection. The Borrower shall, upon the Conversion Date enter into arrangements acceptable to the Administrative Agent establishing a maximum interest rate acceptable to the Administrative Agent on the principal amount of loans equal to 50% of the aggregate outstanding principal amount of Loans on the Conversion Date (after giving effect to all Loans incurred on such date) for a period of at least 3 years after the Conversion Date.

                  7.12 Use of Proceeds. All proceeds of the Loans shall be used as provided in Section 6.08.

                  7.13 UCC Searches. On or after the 60th day following the Initial Borrowing Date at the Administrative Agent's request, Holdings shall promptly deliver to the Administrative Agent (at Holdings' own cost) copies of Request for Information or Copies (UCC-11), or equivalent reports for the purpose of verifying that all financing statements necessary or, in the opinion of the Collateral Agent desirable, to perfect the security interests purported to be created by the Security Agreement shall have been properly recorded and filed.

                  7.14 Intellectual Property Rights. Holdings will, and will cause each of its Subsidiaries to, maintain in full force and effect all Intellectual Property rights necessary or appropriate to the business of Holdings or any Subsidiary of Holdings and take no action (including, without limitation, the licensing of Intellectual Property), or fail to take an action, as the case may be, in connection with such Intellectual Property rights which

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could  reasonably  be  expected  to result in a material  adverse  effect on the performance, business, assets, nature of assets, liabilities, properties, operations, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole. Holdings will, and will cause each of its
Subsidiaries  to,  diligently   prosecute  all  pending  applications  filed  in
connection with seeking or seeking to perfect the Intellectual Property rights and take all other reasonable actions necessary for the protection and maintenance of the Intellectual Property rights necessary or appropriate to the business of Holdings or any Subsidiary of Holdings at all times from and after the Initial Borrowing Date other than any such actions the failure of which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                  7.15 Year 2000 Reporting. The Borrower ensures that any reprogramming required to permit the proper functioning, in and following the year 2000, of the Borrower's or any of its Subsidiaries' (i) computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, has been completed, except insofar as the failure to do so will not have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, and the Borrower will notify the Administrative Agent and any Bank promptly upon detecting any material failure to achieve year 2000 computer readiness. In addition, the Borrower will provide the Administrative Agent and any Bank with such information about its year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing results) as the Administrative Agent or such Bank shall reasonably request.

                  7.16 Registry. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 7.16, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of an assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered assignment and assumption agreement pursuant to Section 13.04(b). Coincident with the delivery of such an assignment and assumption agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 7.16.

                  7.17 Further Actions. (a) Each Credit Party shall grant to the Collateral Agent, for the benefit of the Secured Creditors, a security interest in any Real Property owned or leased by any such Credit Party and any other assets (exclusive of vehicles) of such Credit Party not already subject to a Mortgage or other Security Document upon the acquisition thereof. Each Credit Party shall take all actions requested by the Administrative Agent or the Required Banks (including, without limitation, the execution of UCC-1 Financing Statements, obtaining of mortgage policies, title surveys and real estate appraisals satisfying the requirements of all applicable laws) in connection with the granting and perfection of such security interests. Without limiting the foregoing, each Credit Party specifically agrees to provide the Collateral Agent with written notice advising the Collateral Agent that a Credit Party has entered into a material Leasehold. Such notice shall be delivered in the manner set forth in Section 13.03 of this Agreement, and shall be delivered within three (3) Business Days of the execution of the Leasehold by the Credit Party. The notice shall include a full and complete copy of the instrument creating the Leasehold, together with all associated documents (including, without limitation, a copy of the underlying lease for the real property, if applicable), and a legal description of the Leasehold adequate to enable the Collateral Agent to effectively file a UCC-1 Financing Statement covering the fixtures, equipment and other Collateral located on or affixed to the Leasehold.

                  (b) The security interests required to be granted pursuant to clause (a) above shall be granted pursuant to mortgages, deeds of trust and security agreements, in each case satisfactory in form and substance to the Administrative Agent and the Required Banks, which mortgages and security agreements shall create valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except Permitted Liens. The mortgages and other instruments related thereto and security agreements shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the Secured Creditors, required to be granted pursuant to such documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of the additional documents, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, mortgage policies, title surveys, real estate appraisals, certificates of title and other related documents as may be reasonably requested by the Administrative Agent or the Required Banks to assure themselves that this Section 7.17 has been complied with.

                  7.18 Concentration Account. On or prior to the Initial Borrowing Date, Holdings shall, and shall have caused each of its Subsidiaries (other than Residentclub) to, have duly authorized, executed and delivered a Concentration Account Consent Letter in such form as approved by the Collateral Agent (each as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, a "Concentration Account Consent Letter") with the Collateral Agent and the Concentration Account Bank, acknowledging that the Concentration Account listed on a notice sent to the Collateral Agent at the time of creation of such account maintained at the Concentration Account Bank is under the exclusive dominion and control of the Collateral Agent and that all moneys, instruments and other securities deposited in such Concentration Account are to be held by the Concentration Account Bank for the benefit of the Collateral Agent subject to the right of the account parties to utilize such deposited amounts in accordance with the Concentration Account Consent Letter, which, in any event, shall permit such utilization at all times when there does not exist a Default. Each Credit Party represents and warrants that (i) it does not now maintain, and will not in the future maintain, any other bank account with any bank other than the applicable Concentration Account; provided, however, that each such Credit Party shall be permitted to establish new bank accounts pursuant to the terms of the Security Agreement so long as in all the bank accounts of the Credit Parties other than the Concentration Account there is not an amount greater than $100,000 in the aggregate at the end of any day.

                 7.19. Asset Transfer. On or prior  to  the  Initial   Borrowing
Date Holdings shall have transferred all of its assets (other than capital stock of the Borrower) to the Borrower as a capital contribution.

                  7.20 Landlord Agreements; UCC Fixture Filings. Holdings shall use its best efforts to furnish to the Collateral Agent, on or prior to the Initial Borrowing Date, the following:

                  (a) agreements from landlords of Real Property leased by Holdings or any of its Subsidiaries acknowledging, among other things, the Collateral Agent's security interests in property maintained on the leased premises and waiving its own security interest, if any, thereon and the Collateral Agent's authority to obtain access to such property and covering such other matters as the Collateral Agent may reasonably request; and

                  (b) fully executed UCC-1 Financing Statements, in form and substance satisfactory to the Required Banks (as may be amended, modified or supplemented from time to time) covering all Collateral which is or could be determined to be a fixture, and owned by Holdings or any of its Subsidiaries, which UCC-1 Financing Statements are necessary or desirable to perfect a first lien security interest in and to all such Collateral in favor of the Collateral Agent for the benefit of the Secured Creditors. The UCC-1 Financing Statements described in the preceding sentence shall be recorded in the real property records of the county in which such fixtures (or property which could be deemed to be a fixture) are located.

                  Section 8. Negative Covenants. Each of Holdings and the Borrower hereby covenants that on and after the Effective Date and until the Total Commitment has terminated and the Loans and Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  8.01 Liens. Holdings will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to Holdings or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 8.01 shall not prevent Holdings or any of its Subsidiaries from creating, incurring, assuming or permitting the existence of the following (liens described below are herein referred to as "Permitted Liens"):

                  (i) inchoate Liens with respect to Holdings or any of its Subsidiaries for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

                  (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's, mechanics' and landlords' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of Holdings' or any of its Subsidiaries' property or assets or materially impair the use thereof in the operation of the business of Holdings or its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens of the Borrower or its Subsidiaries in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, on Schedule IX (which Schedule on or prior to the Initial Borrowing Date and shall be in form and substance satisfactory to the Administrative Agent and the Required Banks), together with any refinancing, renewal or extension thereof, provided that the outstanding principal balance of such Indebtedness secured thereby is not increased above the amount outstanding immediately prior to such refinancing, renewal or extension and the Liens do not extend to any additional assets;

                  (iv)     Liens created pursuant to the Security Documents;

                  (v) Liens on property of the Borrower and its Subsidiaries subject to, and securing only, Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 8.05(iii); provided that such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of Holdings or any of its Subsidiaries;

                  (vi) Liens (other than any Lien imposed by ERISA) on property of Holdings or any of its Subsidiaries incurred or deposits made in the ordinary course of business in connection with (x) workers' compensation, unemployment insurance and other types of social security or (y) to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); provided that the aggregate amount of cash and the fair market value of the property encumbered by Liens described in this clause
         (vi)(y) shall not exceed $100,000;

                  (vii) Liens placed upon equipment or machinery used in the ordinary course of the business of the Borrower or any of its Subsidiaries prior to or within 60 days following the time of purchase thereof by the Borrower or any of its Subsidiaries and improvements and accretions thereto to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or any Indebtedness incurred to refinance such Indebtedness, provided that (x) the aggregate principal amount of all Indebtedness secured by Liens permitted by this clause
         (vii) does not exceed at any one time outstanding the amounts permitted pursuant to 8.05(iii) with respect to all machinery and equipment and
         (y) in all events, the Lien encumbering the equipment or machinery so acquired and improvements and accretions thereto does not encumber any other asset of Holdings or any of its Subsidiaries;

                  (viii)  Liens  arising  from  precautionary   UCC-1  financing
         statement filings regarding operating leases entered into by Holdings or any of its Subsidiaries in the ordinary course of business;

                  (ix) inchoate Liens (where there has been no execution or levy and no pledge or delivery of collateral) arising from and out of judgments or decrees in existence at such time not constituting an Event of Default;

                  (x) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (i) any Indebtedness that is secured by such Liens is permitted to exist under Section 8.05, and
         (ii) such Liens are not incurred in contemplation of such Permitted Acquisition and do not attach to any other asset of the Borrower or any of its Subsidiaries;

                  (xi) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances on the property of the Borrower or any of its Subsidiaries arising in the ordinary course of business and not materially interfering with the conduct of the business of the Borrower or any such Subsidiary; and

                  (xii) Liens on assets of the Borrower securing Indebtedness under Section 8.05(iii) so long as the fair market value of the assets thereby do not exceed the Indebtedness.

                  8.02 Consolidation, Merger, Purchase or Sale of Assets, etc. Holdings will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any partnerships, joint ventures or sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions by Holdings or any of its Subsidiaries of inventory, materials and equipment in the ordinary course of business) of any Person, except that:

                  (i) Capital Expenditures by Holdings and its Subsidiaries shall be permitted to the extent not in violation of Section 8.08;

                  (ii) so long as there shall not exist a Default or Event of Default (both before and after giving effect to such sale), Holdings and its Subsidiaries may sell assets so long as the aggregate amount of Net Sale Proceeds from such sales pursuant to this clause (ii) in any one fiscal year does not exceed $500,000;

                  (iii) each of Holdings and its Subsidiaries may lease (as lessee) real or personal property to the extent permitted by Sections
         8.04 and 8.08;

                  (iv)   investments may be made to the extent permitted by
         Section 8.06;

                  (v) each of the Borrower and its Subsidiaries may make sales of inventory in the ordinary course of business;

                  (vi) the Transaction shall be permitted as contemplated by the Documents;

                  (vii) Holdings may transfer all its assets (other than capital stock of the Borrower), including without limitation those assets Holdings acquired in the Firstlink Merger, to the Borrower;

                  (viii) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may acquire all of the assets or the capital stock of any Person (any such acquisition permitted by this clause (viii), a "Permitted Acquisition"), provided, that (i) such Person (or the assets so acquired) was, immediately prior to such acquisition, engaged (or used) primarily in the Permitted Businesses,
         (ii) the aggregate amount of cash paid and Holdings Common Stock issued in connection with any one acquisition after the Effective Date shall not exceed $2.5 million and in connection with all such acquisitions after the Effective Date shall not exceed $10.0 million, (iii) the Agent and the Required Banks shall be satisfied in their reasonable discretion that the proposed Permitted Acquisition will not reasonably likely result in materially increased liabilities (contingent or otherwise) of Holdings or any of its Subsidiaries (including, without limitation, tax, ERISA or environmental liabilities, (iv) recalculations are made by the Borrower of compliance with the covenants contained in Sections 8.08 through 8.13 inclusive and compliance with the Borrowing Base requirements of Section 1.01, for the Calculation Period (or as of the most recent month end, as the case may be) on a pro forma basis (after giving effect to any additional Indebtedness in connection with the Permitted Acquisition and the
         Consolidated EBITDA of the Person or business, division or product being acquired for the Calculation Period, such Consolidated EBITDA to be calculated and verifiable in a manner acceptable to the Administrative Agent, and such recalculations shall show that all such covenants would have been complied with throughout the Calculation Period on such pro forma basis, and (v) the Borrower in good faith believes, based on calculations made by Holdings, on a pro forma basis (as if the Calculation Period were the one-year period following the date of the consummation of the respective Permitted Acquisition and applying the principles contained in the immediately preceding parenthetical) that the financial covenants contained in such Sections
         8.08 through 8.13, inclusive, will continue to be met for the one year period following the date of the consummation of the respective Permitted Acquisition;

                  (ix) Residentclub may enter into any transaction otherwise prohibited by this Section other than a transaction with Holdings or any other Subsidiary of Holdings; and

                  (x) the Borrower may sell its equity interest in Residentclub or may agree to sale of the assets of Residentclub.

To the extent the Required Banks waive the provisions of this Section 8.02 with respect to the sale of any Collateral (to the extent the Required Banks are permitted to waive such provisions in accordance with Section 13.12), or any Collateral is sold as permitted by this Section 8.02, such Collateral shall be sold free and clear of the Liens created by the Security Documents, and the Administrative Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

                  8.03 Dividends. Holdings will not, nor will Holdings permit any of its Subsidiaries (other than Residentclub) to, declare or pay any Dividends with respect to Holdings or any of its Subsidiaries, except that: (i) any Subsidiary of the Borrower may pay Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower and (ii) so long as there shall exist no Default or Event of Default (and after giving effect to such Dividends there will exist no Default or Event of Default), the Borrower may pay cash Dividends to Holdings for the purpose of paying, and all such proceeds are promptly used by Holdings to pay its franchise taxes and other fees and expenses required to maintain its corporate existence.

                  8.04 Leases. Holdings will not incur any expense (including, without limitation, any property taxes paid as additional rent or lease payments) under any agreement to rent or lease any real or personal property (or any extension or renewal thereof) (excluding Capitalized Lease Obligations) and Holdings will not permit the aggregate expense (including, without limitation, any property taxes paid as additional rent or lease payments) incurred by Holdings and its Subsidiaries (other than Residentclub) on a consolidated basis under any agreement to rent or lease any real or personal property (or any extension or renewal thereof) (excluding Capitalized Lease Obligations and excluding the Borrower's headquarters lease to the extent the aggregate expense with respect thereto does not exceed the amounts required under the lease with respect thereto as in effect on the Effective Date) to exceed $200,000.

                  8.05 Indebtedness. Holdings will not and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                (ii) Indebtedness of the Borrower or any of its Subsidiaries under any Interest Rate Protection or Other Hedging Agreement or under any similar type of agreement to the extent such is entered into to satisfy the requirements of Section 7.11;

                  (iii) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations to the extent permitted pursuant to Section 8.08 and Indebtedness secured by Liens permitted by
         Section 8.01(vii) and other Indebtedness incurred in the ordinary course of business; provided that the aggregate amount of Indebtedness evidenced by Capitalized Lease Obligations under all Capital Leases when aggregated with the amount of Indebtedness secured by Liens permitted by Section 8.01(vii) and other Indebtedness incurred in the ordinary course of business and outstanding at any one time shall not exceed $200,000;

                  (iv) Existing Indebtedness of the Borrower or any of its Subsidiaries listed on Schedule VII but no refinancing, renewal, extension or increases in the principal amount thereof; and

                  (v) Indebtedness constituting intercompany loans to Resi-dentclub to the extent permitted by Section 8.06(x).

                  8.06 Advances, Investments and Loans. Holdings will not, and will not permit any of its Subsidiaries (other than Residentclub) to, directly or indirectly lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents, except that the following shall be permitted:

                  (i) the Borrower and its Subsidiaries may acquire and hold receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

                  (ii) Holdings and its Subsidiaries may acquire and hold cash and Cash Equivalents; provided that (I) all such cash or Cash Equivalents shall be held by Holdings or such Subsidiary in the Concentration Account in accordance with the terms of the Concentration Account Consent Letter; provided further, that at any time that any Revolving Loans are outstanding, the aggregate amount of cash and Cash Equivalents permitted to be held by the Holdings and its Subsidiaries shall not exceed (exclusive of amounts held in the Cash Collateral
         Account pursuant to the Cash Collateral Agreement) $100,000 for any period of three consecutive Business Days;

                  (iii) the Borrower  may enter into  interest  rate  protection
         agreements   to  the  extent  such  is  entered  into  to  satisfy  the requirements of Section 7.11;

                  (iv) the Borrower and its Subsidiaries may make Capital Expenditures to the extent permitted by Section 8.08;

                  (v) the Transaction shall be permitted in accordance with the provisions of Section 4;

                  (vi) the Borrower and its Subsidiaries may endorse negotiable instruments for collection in the ordinary course of business;

                  (vii) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business consistent with past practices to their respective employees for moving, travel and emergency expenses and other similar expenses, so long as the aggregate principal amount thereof at any one time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $100,000;

                  (viii)   Dividends may be paid to the extent permitted by
         Section 8.03;

                  (ix)   Transactions permitted in accordance with Section 8.02;
         and

                  (x) The Borrower may make loans to Residentclub in an aggregate amount not to exceed $2,000,000; provided, that (i) such loan is evidenced by an intercompany note in form and substance satisfactory to the Agent and the Required Banks and (ii) such intercompany note is pledged to the Collateral Agent for the benefit of the Banks.

                  8.07 Transactions with Affiliates. Holdings will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Holdings or any of its Subsidiaries unless such transaction or series of related transactions is in writing and on terms that are no less favorable to Holdings or such Subsidiary, as the case may be, than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party; except that (i) Holdings and its Subsidiaries may effect the Transaction, (ii) loans and advances made in accordance with Section 8.06(vii) shall be permitted, (iii) Holdings or the Borrower may pay customary fees to non-officer directors of Holdings; and (iv) Holdings and its Subsidiaries may enter into the Employment Agreements. In no event may any management, closing or similar fees be paid or payable by Holdings or any of its Subsidiaries to any Affiliate of Holdings or any of its Subsidiaries and in no event may any transactions be effected between Residentclub and Holdings or any of other Subsidiary of Holdings other than loans to Residentclub permitted in accordance with Section 8.05.

                  8.08  Capital  Expenditures.  Holdings  will  not and will not permit any of its Subsidiaries (other than Residentclub) to, make any expenditure for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles and including Capitalized Lease Obligations (collectively, "Capital Expenditures"), except that the Borrower and its Subsidiaries may make Capital Expenditures so long as for each fiscal quarter of Holdings the aggregate amount of Capital Expenditures related to Cable Passings during such quarter divided by the amount of Cable Passings newly constructed during such fiscal quarter and in place on the last day of such quarter shall not be more than $450 and the aggregate amount of Capital Expenditures related to Telephony Passings during such quarter divided by the amount of Telephony Passings newly constructed during such fiscal quarter and in place on the first day of such quarter shall not be more than $700 and the aggregate amount of Capital Expenditures related to Internet Passings during such quarter on all Internet Passings shall not exceed $200,000 for fiscal quarters ending in the year 2000 and shall not exceed $250,000 for fiscal quarters ending thereafter.

                  8.09 Fixed Charge Coverage Ratio. Holdings will not permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters ending on the last day of a fiscal quarter of Holdings, in each case taken as one accounting period, to be less than the ratio set forth below opposite such date:

Fiscal Quarter Ended                                    Ratio
--------------------                                    -----
March 31, 2003 and thereafter                         1.10:1.00


                  8.10 Interest Coverage. (A) Interest Coverage Ratio. Holdings will not permit the ratio of its Consolidated EBITDA to its Net Consolidated Interest Expense for any period of four consecutive fiscal quarters ending on the last day of a fiscal quarter of Holdings, in each case taken as one accounting period, to be less than the ratio set forth opposite such date below:

Fiscal Quarter Ended                                    Ratio
--------------------                                    -----
March 31, 2002                                        1.00:1.00
June 30, 2002                                         1.25:1.00
September 30, 2002                                    1.25:1.00
December 31, 2002                                     1.75:1.00
March 31, 2003                                        2.25:1.00
June 30, 2003                                         2.25:1.00
September 30, 2003                                    2.75:1.00
December 31, 2003                                     2.75:1.00
March 31, 2004                                        3.25:1.00
June 30, 2004                                         3.25:1.00
September 30, 2004                                    3.25:1.00
December 31, 2004                                     3.25:1.00
March 31, 2005 and thereafter                         3.50:1.00


                  (B) Adjusted Interest Coverage. Holdings will not permit the ratio of its Adjusted Consolidated EBITDA to its Net Consolidated Interest Expense for any period of four consecutive fiscal quarters ending on the last day of a fiscal quarter of Holdings (or, if shorter, the period beginning on the Initial Borrowing Date and ending on the last day of a fiscal quarter of Holdings ended after the Initial Borrowing Date), in each case taken as one accounting period, to be less than the ratio set forth opposite such date below:

Fiscal Quarter Ended                                  Ratio
--------------------                                  -----
September 30, 2000                                  1.50:1.00
December 31, 2000                                   1.50:1.00
March 31, 2001                                      1.75:1.00
June 30, 2001                                       1.75:1.00
September 30, 2001                                  2.00:1.00
December 31, 2001                                   2.00:1.00
March 31, 2002                                      2.50:1.00
June 30, 2002                                       2.50:1.00
September 30, 2002                                  2.50:1.00
December 31, 2002                                   2.50:1.00


                  8.11 Leverage Ratios. (A) Consolidated Indebtedness to Annualized Consolidated EBITDA. Holdings will not permit the ratio of Consolidated Indebtedness as at the end of any fiscal quarter ended on a date set forth below to Annualized Consolidated EBITDA for such fiscal quarter, in each case taken as one accounting period, ending on a date set forth below to be greater than the ratio set forth opposite such date below:

Fiscal Quarter Ended                                  Ratio
--------------------                                  -----
March 31, 2002                                     13.00:1.00
June 30, 2002                                       9.00:1.00
September 30, 2002                                  9.00:1.00
December 31, 2002                                   7.00:1.00
March 31, 2003                                      5.50:1.00
June 30, 2003                                       5.50:1.00
September 30, 2003                                  4.00:1.00
December 31, 2003                                   4.00:1.00
March 31, 2004                                      3.00:1.00
June 30, 2004                                       3.00:1.00
September 30, 2004                                  3.00:1.00
December 31, 2004                                   3.00:1.00
March 31, 2005 and thereafter                       2.00:1.00

                  (B) Consolidated Indebtedness to Annualized Adjusted Consolidated EBITDA. Holdings will not permit the ratio of Consolidated Indebtedness as at the end of any fiscal quarter ended on a date set forth below to Annualized Adjusted Consolidated EBITDA for such fiscal quarter, in each case taken as one accounting period, ending on a date set forth below to be greater than the ratio set forth opposite such date:

                 Fiscal Quarter Ended                                 Ratio
                 --------------------                                 -----
                 March 31, 2001                                     8.00:1.00
                 June 30, 2001                                      7.50:1.00
                 September 30, 2001                                 6.50:1.00
                 December 31, 2001                                  6.50:1.00
                 March 31, 2002                                     5.00:1.00
                 June 30, 2002                                      5.00:1.00

                 September 30, 2002                                 4.00:1.00
                 December 31, 2002                                  4.00:1.00

                  8.12 Corporate Overhead Expenditures. (a) Holdings will not, and will not permit any of its Subsidiaries (other than Residentclub) to, make any Corporate Overhead Expenditures, except that the Borrower and its Subsidiaries may make Corporate Overhead Expenditures so long as the aggregate amount thereof does not exceed $1,200,000 during any fiscal quarter.

                  8.13 Debt Base. Holdings will not permit the Consolidated Indebtedness of Holdings and its Subsidiaries (other than Residentclub) to exceed the Debt Base.

                  8.14 Limitation on Voluntary Payments and Modification; Limitation on Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc. Holdings will not, and will not permit any of its Subsidiaries (other than Residentclub) to:

                  (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption (including pursuant to any change of control provision) or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), any Existing Indebtedness;

                  (ii) amend or modify, or permit the amendment or modification of, any provision of the Documents, the Existing Indebtedness, or any agreement relating to any of the foregoing in any manner that would adversely affect the Banks;

                  (iii) amend, modify or change its Certificate of Incorporation (including, without limitation, by the filing or modification of any certificate of designation) or By-Laws or any agreement entered into by it, with respect to its capital stock, or enter into any new agreement with respect to its capital stock in any manner that would adversely affect the Banks;

                  (iv) amend, modify or change, terminate, or enter into any new Shareholders' Agreement in any manner that would adversely affect the Banks;

                  (v) amend, modify, change or terminate any Tax Sharing Agreement or enter into any new Tax Sharing Agreement in any manner that would adversely affect the Banks; or

                  (vi) amend, modify or change, or enter into any new Management Agreement, Employee Benefit Plan or Employment Agreement except if the aggregate cost to Holdings and its Subsidiaries as a result of such amendments, modifications, changes to such plans and agreements and new plans and agreements is not reasonably likely to have a material adverse effect on the performance, business, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

                8.15 Limitation on Certain Restrictions on Subsidiaries. Holdings will not, and will not permit any of its Subsidiaries (other than Residentclub) to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of Holdings to (i) pay dividends or make any other distributions on its capital stock to Holdings or any Subsidiary of Holdings or any other interest or participation in its profits owned by Holdings or any Subsidiary of Holdings, or pay any Indebtedness owed to Holdings or a Subsidiary of Holdings,
(ii) make loans or  advances to Holdings  or any of  Holdings'  Subsidiaries  or
(iii) transfer any of its properties or assets to Holdings, except for such encumbrances or restrictions existing on the Effective Date or under or by reason of (w) applicable law, (x) this Agreement and the other Credit Documents and (y) customary provisions restricting subletting or assignments of any lease governing a leasehold interest of Holdings or a Subsidiary of Holdings or (z) the asset transfer restrictions imposed by Indebtedness permitted pursuant to
Section 8.05(iii) hereof.

                  8.16 Limitation on Issuance of Capital Stock. (a) Holdings will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares, (ii) for stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of any person in any class of the capital stock of Holdings or such Subsidiary and
(iii) issuances of capital stock by Residentclub. Any stock issued as permitted by this Section 8.16, if owned by Holdings or any of Holdings' Subsidiaries, shall be immediately pledged as Collateral and delivered pursuant to the Pledge Agreement.

                  (b) Holdings will not issue any capital stock except for issuances of common stock the proceeds of which are applied in accordance with
Section 3.02.

                  8.17 Business. Holdings will not conduct any business other than holding the stock of the Borrower and Holdings will not permit any of its Subsidiaries to engage (directly or indirectly) in any business other than a Permitted Business.

                  8.18 Limitation on Creation of Subsidiaries. Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire any new Subsidiary except in connection with a Permitted Acquisition effected in accordance with Section 8.02.

                  8.19 Concentration Account. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, open, maintain or otherwise have any checking, savings or other deposit accounts at any bank or other financial institution where cash or Cash Equivalents is or may be deposited or maintained with any Person, other than the Concentration Account.

                  Section 9. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  9.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on any Loan or Note, or any Fees or any other amounts owing by it hereunder or thereunder; or

                  9.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  9.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section  7.01(g)(i),  7.08,  7.11,  7.16,  7.17 or 8, or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement, and such default shall continue unremedied for a period of 30 days after written notice thereof to the Borrower by the Administrative Agent or any Bank; or

                  9.04 Default Under Other Agreements. Holdings or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Indebtedness referred to in Section 9.01) beyond the period of grace (not to exceed 10 days), if any, provided in the instrument or agreement under which such Indebtedness was created, (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Indebtedness referred to in Section 9.01) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any Indebtedness to become due prior to its stated maturity and such default shall not have been cured or waived, or (iii) any Indebtedness (other than the Indebtedness referred to in Section 9.01) of Holdings or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; provided that it shall not constitute an Event of Default pursuant to this Section 9.04 unless the aggregate amount of all Indebtedness referred to in the preceding clauses
(i) through (iii) above exceeds $500,000 at any one time; or

                  9.05 Bankruptcy, etc. Holdings or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Holdings or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed or discharged, within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Holdings or any of its Subsidiaries, commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings or any of its Subsidiaries, or there is commenced against Holdings or any of its Subsidiaries any such proceeding which remains undismissed or undischarged for a period of 60 days, or Holdings or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdings or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Holdings or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by Holdings or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  9.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan has not been timely made, Holdings or any Subsidiary of Holdings or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan or under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or
Section 401(a)(29), 4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or Holdings or any Subsidiary of Holdings has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans, a "default," within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Plan; any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change in Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Banks, has had, or could reasonably be expected to have, a material adverse effect upon the business, operations, condition (financial or otherwise) or prospects of Holdings or any Subsidiary of Holdings; or

                  9.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 6.11), and subject to no other Liens (except as permitted by Section

6.11), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document; or

                  9.08 Guaranties. At any time after the execution and delivery thereof, any Guaranty or any provision thereof shall cease to be in full force or effect as to any Guarantor, or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm such Guarantor's obligations under the respective Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the respective Guaranty and such default shall continue beyond any grace period specifically applicable thereto; or

                  9.09 Judgments. One or more judgments or decrees shall be entered against Holdings or any of its Subsidiaries involving in the aggregate for Holdings and its Subsidiaries a liability (not paid or fully covered by a reputable insurance company) in excess of $500,000 for all such judgments and decrees and any such judgments or decrees shall not be satisfied, vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days; or

                  9.10  Change in Control.  There shall be a Change in Control;
                        -----------------

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Banks, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agents, any Bank or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments of each Bank shall forthwith terminate immediately and any Fees shall forthwith become due and payable without any other notice of any kind;
(ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) exercise any rights or remedies under any of the Guaranties; and (iv) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.

                  Section 10.  Definitions and Accounting Terms.
                               --------------------------------

                  10.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Acquisitions" shall mean (i) the U.S. Online Acquisition and
(ii) the GMAC Acquisition.

                  "Adjusted Consolidated EBITDA" for any period shall mean Consolidated EBITDA adjusted by adding thereto the amount of Corporate Overhead Expenditures for such period.

                  "Adjusted Consolidated Net Income" for any period shall mean Consolidated Net Income for such period plus the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense, non-cash interest expense and other non-cash charges) included in arriving at Consolidated Net Income for such period less the sum of the amount of all net non-cash gains or losses (exclusive of items reflected in Adjusted Working Capital) and gains or losses from sales of assets (other than sales of inventory in the ordinary course of business) included in arriving at Consolidated Net Income for such period.

                  "Adjusted  Working  Capital" shall mean  Consolidated  Current
Assets  (excluding  cash  and  Cash  Equivalents)  minus  Consolidated   Current
Liabilities.

                  "Administrative Agent" shall mean Paribas in its capacity as Administrative Agent for the Banks hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09.

                  "Affected Eurodollar Loans" shall have the meaning provided in
Section 3.02(B)(b).

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 4.05 and 8.07, an Affiliate of Holdings shall include any Person that directly or indirectly (including through limited partner or general partner interests) owns more than 5% of any class of the capital stock of Holdings and for all purposes of this Agreement, neither the Agents, the Collateral Agent, any Bank or any of their respective Affiliates, shall be considered an Affiliate of Holdings or the Borrower or any of its Subsidiaries. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Affiliate  Contracts"  shall  have the  meaning  provided  in
Section 4.05.

                  "Agents"  shall  mean  each  of  the   Administrative   Agent,
Collateral Agent, Syndication Agent and Documentation Agent.

                  "Agreement" shall mean this Credit Agreement, as modified, supplemented or amended from time to time.

                  "Annualized Adjusted Consolidated EBITDA" for any period shall mean Adjusted Consolidated EBITDA for such period times a fraction the numerator of which is four and the denominator which is the number of fiscal quarters of Holdings and its Subsidiaries in such period.

                  "Annualized Consolidated EBITDA" for any period shall mean Consolidated EBITDA for such period times a fraction the numerator of which is four and the denominator which is the number of fiscal quarters of Holdings and its Subsidiaries in such period.

                  "Applicable Commitment Commission Percentage" shall mean, for any day, a percentage per annum equal to (i) if the Unutilized Commitment on such day is greater than or equal to 662/3% of the Total Commitment (as of the Effective Date), 1.25%, (ii) if the Unutilized Commitment on such day is less than 662/3% of the Total Commitment (as of the Effective Date) and greater than or equal to 331/3% of the Total Commitment (as of the Effective Date), 1.00%, and (iii) if the Unutilized Commitment on such day is less than 331/3% of the Total Commitment (as of the Effective Date), 0.50% of the Unutilized Commitment.

                  "Applicable Margin" shall mean a percentage per annum equal to: (i) in the case of Loans which are maintained as Base Rate Loans, 2.75% less the applicable Leverage Reduction Discount, if any, and (ii) in the case of Loans which are maintained as Eurodollar Loans, 3.75% less the applicable Leverage Reduction Discount, if any.

                  "Bank"  shall  mean  each  financial   institution  listed  on
Schedule I, as well as any institution which becomes a "Bank" hereunder pursuant to Section 13.04.

                  "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or (ii) a Bank having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01, including in either case as a result of any takeover of such Bank by any regulatory authority or agency.

                  "Bankruptcy Code" shall have the meaning provided in Section 9.05.

                  "Base Rate" shall mean the higher of (i) 1/2 of 1% in excess of the Federal Funds Rate and (ii) the Prime Lending Rate.

                  "Base Rate Loan" shall mean any Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrowing" shall mean the borrowing of one Type of Loan from all the Banks having Commitments on a pro rata basis on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period; provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

                  "Borrowing Base" shall mean, as at any date on which the amount thereof is being determined, an amount equal to the sum of (x) $675 multiplied by the number of Cable Television Subscribers and (y) $450 multiplied by the number of Telephony Subscribers, less (z) any outstanding Indebtedness (exclusive of Loans).

                  "Borrowing Base Certificate" shall have the meaning provided in Section 7.01(k).

                  "Borrowing Base Deficiency" shall mean, at any time, the amount, if any, by which the aggregate outstanding principal amount of Loans at such time exceeds the Borrowing Base then in effect.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

                  "Cable Passings" shall mean the number of dwelling units which the Borrower and its Subsidiaries (other than Residentclub) has the opportunity to provide cable television services to pursuant to the ROE Agreements whether or not all such dwelling units subscribe to such cable television services.

                  "Cable Television Debt" shall mean the following:

                       Period                                         Amount

         Closing Date - December 31, 2001                              $675
         January 1, 2002 - December 31, 2002                           $600
         January 1, 2003 - December 31, 2003                           $500
         Thereafter                                                    $400

                  "Cable Television Subscribers" shall mean the number of dwelling units which the Borrower and its Subsidiaries (other than Residentclub) provide cable television service (as evidenced by a written agreement), who are not more than 60 days past due on the payment of their cable television bill.

                  "Calculation Period" shall mean the period of four consecutive fiscal quarters (taken as one accounting period) most recently ended prior to the date of a Permitted Acquisition.

                  "Capital Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with generally accepted accounting principles, is accounted for as a capital lease on the balance sheet of that Person.

                  "Capitalized Lease Obligations" of any Person shall mean all rental obligations under Capital Leases, in each case taken at the amount thereof accounted for as Indebtedness in accordance with such principles.

                  "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank organized under the laws of the United States, any State thereof or the District of Columbia having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, or the District of Columbia having, capital, surplus and undivided profits aggregating in excess of $200,000,000 and having a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Corporation ("S&P") or "A2" or the equivalent thereof from Moody's Investors Service, Inc. ("Moody's"), with maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than six months after the date of acquisition by such Person, (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 et seq.

                  "Change in Control" means the occurrence of one or more of the following: (i) Holdings shall cease to directly own 100% on a fully diluted basis of the outstanding capital stock of the Borrower, (ii) the Borrower shall cease to own 100% of all of the equity of its Subsidiaries (other than Residentclub), (iii) any Person, entity or "group" (within the meaning of
Section 13(d) or 14(d) of the Securities Exchange Act) shall have acquired beneficial ownership of 51% or more of any outstanding class of capital stock of Holdings, having ordinary voting power in the election of directors or (iv) the Board of Directors of Holdings shall cease to consist of Continuing Directors.

                  "Change  in Law" shall have the  meaning  provided  in Section
9.06.

                  "Claims" shall have the meaning provided in the definition of "Environmental Claims."

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purport to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral and all cash and Cash Equivalents delivered as collateral pursuant to this Agreement or any other Credit Document.

                  "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

                  "Collective Bargaining Agreements" shall have the meaning provided in Section 4.05.

                  "Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name on Schedule I hereto directly below the column entitled "Commitment," as same may be (x) reduced or terminated from time to time pursuant to Section 2.02, 2.03, 3.02 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.12 or 13.04.

                  "Commitment  Commission"  shall have the  meaning  provided in
Section 2.01(a).

                  "Concentration Account" shall mean a separate account which shall be established and maintained with the Concentration Account Bank for the benefit of the Secured Creditors by Holdings and each of its Subsidiaries (other than Residentclub) and in which the Collateral Agent has a security interest pursuant to the Concentration Account Consent Letter.

                  "Concentration Account Bank" shall mean Norwest Bank Texas, NA or such other bank that may become a Concentration Account Bank in accordance with the provisions of the Security Agreement.

                  "Concentration Account Consent Letter" shall have the meaning provided in Section 7.18.

                  "Consolidated Current Assets" shall mean the consolidated current assets of the Holdings and its Subsidiaries (other than Residentclub).

                  "Consolidated Current Liabilities" shall mean the consolidated current liabilities of Holdings and its Subsidiaries (other than Residentclub), but excluding the current portion of any long-term Indebtedness which would otherwise be included therein.

                  "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income before interest income, Consolidated Interest Expense and provision for taxes and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets (other than inventory sold in the ordinary course of business).

                  "Consolidated EBITDA" for any period shall mean Consolidated EBIT, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated Net Income for such period.

                  "Consolidated  Indebtedness"  shall  mean,  at any  time,  all
Indebtedness of Holdings and its Subsidiaries (other than Residentclub) determined on a consolidated basis (excluding all Indebtedness of the type described in clause (vii) of the definition thereof, except to the extent amounts are owing with respect thereto upon the termination of the respective agreement constituting such Indebtedness) plus any original issue discount attributable to such Indebtedness.

                  "Consolidated Interest Expense" shall mean, for any period, the total consolidated cash interest expense of Holdings and its Subsidiaries (other than Residentclub) for such period (calculated without regard to any limitations on the payment thereof) payable during such period in respect of all Indebtedness of Holdings and its Subsidiaries (other than Residentclub), on a consolidated basis, for such period (including, without duplication, that portion of Capitalized Lease Obligations of Holdings and its Subsidiaries (other than Residentclub) representing the interest factor for such period and all commitment and similar fees payable with respect to any Indebtedness).

                  "Consolidated Net Income" shall mean, for any period, net income of Holdings and its Subsidiaries (other than Residentclub) for such period determined on a consolidated basis (after provision for taxes); provided, however, the net income of any Subsidiary of Holdings, which is not a Wholly-Owned Subsidiary and for which the investment of Holdings therein is accounted for by the equity method of accounting, shall have its net income included in the Consolidated Net Income of Holdings and its Subsidiaries only to the extent of the amount of cash dividends or distributions paid by such Subsidiary to Holdings.

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends, distributions or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation should not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Directors" shall mean the directors of a Person on the Effective Date and each other director, if such other directors nomination for election to the Board of Directors of such Person is recommended by a majority of the then Continuing Directors.

                  "Conversion Date" shall mean December 31, 2001.

                  "Corporate Overhead Expenditures" shall mean for any period of determination all expenses of Holdings and its Subsidiaries (other than Residentclub) related to corporate and headquarters operations; provided, however, that Corporate Overhead Expenditures do not include any direct expenses related to the provision of cable, telephony or Internet services, field operations expenses at individual markets (including technical, sales and marketing and maintenance expenses incurred at the market level), royalties and commissions, bad debt expenses and customer service expenses.

                  "Credit Documents" shall mean this Agreement, each Note, each Notice of Borrowing, each Notice of Conversion, the Subsidiaries Guaranty and each Security Document.

                  "Credit   Party"   shall  mean   Holdings   and  each  of  its
Subsidiaries (other than Residentclub).

                  "Debt Agreements" shall have the meaning provided in Section 4.05.

                  "Debt Base" shall mean, as at any date on which the amount thereof is being determined, an amount equal to the sum of (x) Cable Television Subscribers multiplied by Cable Television Debt and (y) Telephony Subscribers multiplied by Telephone Debt, less (z) any Indebtedness outstanding.

                  "Debt Termination Documents" shall have the meaning provided in Section 4.16(c).

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is then in effect.

                  "Deutsche Bank" shall mean Deutsche Bank AG, New York Branch, the New York State licensed branch of a German banking organization.

                  "Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend, distribution or returned any equity capital to its stockholders or authorized or made any other distribution, payment or delivery of property (other than common stock or preferred stock (with the same terms as the preferred stock outstanding on the Effective Date) of such Person) or cash to its stockholders, in their capacity as stockholders, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock outstanding or partnership interests on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all cash payments made or required to be made by such Person with respect to any stock appreciation rights, Plans, equity incentive plans, achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

                  "Documentation Agent" shall mean Deutsche Bank in its capacity as Documentation Agent for the Banks hereunder.

                  "Documents" shall mean the Credit Documents, and the Debt Termination Documents.

                  "Dollars" and the sign "$" shall each mean freely trans-ferable lawful money of the United States.

                  "Effective Date" shall have the meaning provided in Section 13.10.

                  "Eligible  Transferee"  shall  mean and  include a  commercial bank, financial institution, other "accredited investor" (as defined in Regulation D of the Securities Act) other than individuals, or a "qualified institutional buyer" as defined in Rule 144A of the Securities Act.

                  "Employee  Benefit  Plans" shall have the meaning  provided in
Section 4.05.

                  "Employment  Agreements"  shall have the  meaning  provided in
Section 4.05.

                  "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any violation of, or liability under, any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response,  remedial  or other  actions or  damages  pursuant  to any  applicable
Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials arising from alleged injury or threat of injury to health, safety or the environment.

                  "Environmental Law" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, policy and rule of common law now or hereafter in effect (including, without limitation, the EPA guidance on asbestos abatement and removal) and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, as amended, 33 U.S.C.ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.ss. 2601 et seq.; the Clean Air Act, 42 U.S.C.ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C.ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C.ss. 2701 et seq.; the Occupational Safety and Health Act, 29 U.S.C.ss.651 et seq.; and any applicable state and local or foreign counterparts or equivalents.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings or a Subsidiary of Holdings would be deemed to be a "single employer" (i) within the meaning of Section

414(b), (c), (m) or (o) of the Code or (ii) as a result of Holdings or a Subsidiary of Holdings being or having been a general partner of such person.

                  "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Event of Default" shall have the meaning  provided in Section
9.

                  "Excess Cash Flow" shall mean, for any period, the remainder of (i) the sum of (a) Adjusted Consolidated Net Income for such period, and (b) the decrease, if any, in Adjusted Working Capital from the first day to the last day of such period, minus (ii) the sum of (a) the amount of cash Capital Expenditures (to the extent not financed with Indebtedness), made by Holdings on a consolidated basis (other than Residentclub) during such period, (b) the amount of permanent principal payments of Indebtedness for borrowed money of Holdings and its Subsidiaries (other than Residentclub) (other than repayments of Loans); provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were applied to Scheduled Repayments required to be made during such period, were made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Loans prior to the Conversion Date, only to the extent accompanied by a voluntary reduction to the Total Commitment) during such period, and (c) the increase, if any, in Adjusted Working Capital from the first day to the last day of such period.

                  "Excess Cash Flow Payment Period" shall mean (a) the period commencing on the Conversion Date and ending on the last day of the fiscal year in which the Conversion Date occurs and (b) each fiscal year thereafter.

                  "Existing  Indebtedness"  shall have the  meaning  provided in
Section 6.22.

                  "Facility" shall mean the credit facility established under this Agreement.

                  "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds Brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                  "Firstlink" shall mean Firstlink Communications, Inc., an Oregon corporation.

                  "Firstlink Merger" shall mean the merger of Holdings with and into Firstlink with Firstlink as the surviving corporation.

                  "Firstlink Merger Agreement" shall mean the Merger Agreement, dated as of July 21, 1999 between Holdings and Firstlink.

                  "Firstlink Merger Documents" shall mean the Firstlink Merger Agreement and all other documents entered into or delivered in connection with the Firstlink Merger as the same may be supplemented, modified, amended or restated from time to time.

                  "Fixed Charge Coverage Ratio" for any period shall mean the ratio of (x) Consolidated EBITDA less the amount of all Maintenance Capital Expenditures, made by Holdings or any of its Subsidiaries (other than Residentclub) for such period to (y) Fixed Charges for such period.

                  "Fixed Charges" for any period shall mean the sum of (i) Consolidated Interest Expense for such period, (ii) the aggregate principal amount of all scheduled payments of Indebtedness (including the principal portion of rentals under Capitalized Lease Obligations but excluding repayments of Loans prior to the Conversion Date not accompanied by a permanent reduction to the Total Commitment) of Holdings or any of its Subsidiaries (other than Residentclub) required to be made during such period and (iii) taxes paid by Holdings and its Subsidiaries (other than Residentclub) during such period.

                  "GMAC" shall mean GMAC Tenant Division, a division of GMAC Commercial Mortgage Corporation.

                  "GMAC Acquisition" shall mean the acquisition of all of the assets of GMAC by the Borrower on July 21, 1999.

                  "Guaranties"   shall  mean  the  Holdings   Guaranty  and  the
Subsidiaries Guaranty.

                  "Guarantor" shall mean each of Holdings and each Subsidiary of Holdings.

                  "Guaranty" shall mean and include each of the Subsidiary Guaranties executed by the Subsidiaries of Holdings (other than the Borrower) and the Holdings Guaranty.

                  "Hazardous Materials" means (a) petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain, dielectric fluid containing levels of polychlorinated biphenyls, and radon gas;
(b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar meaning and regulatory effect, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated under applicable Environmental Laws.

                  "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

                  "Holdings Common Stock" shall mean the common stock of Holdings as set forth on Schedule V.

                  "Holdings Guaranty" shall mean the guaranty of Holdings contained in Section 12.

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services other than trade payables and accrued expenses arising in the ordinary course of business, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) all Capitalized Lease Obligations of such Person, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations under any Interest Rate Protection or Other Hedging Agreement or under any similar type of agreement entered into with a Person not a Bank.

                  "Indemnified  Matters"  shall  have the  meaning  provided  in
Section 13.01.

                  "Indemnitees"  shall  have the  meaning  provided  in  Section
13.01.

                  "Initial Borrowing Date" shall mean the date on which the initial Loan is made.

                  "Intellectual  Property"  shall have the  meaning  provided in
Section 6.21.

                  "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                  "Interest Period" shall have the meaning provided in Section 1.09.

                  "Interest Rate Protection or Other Hedging Agreements" shall have the meaning provided in the Security Documents.

                  "Internet Passings" shall mean the number of dwelling units which the Borrower and its Subsidiaries (other than Residentclub) has the opportunity to provide Internet service to pursuant to ROE Agreements whether or not all such dwelling units subscribe to such internet services.

                  "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases, easements or licenses of land, improvements and/or fixtures and all rights incidental or appurtenant thereto, including without limitation, all rights of entry or easement to install and maintain Collateral within or on Real Property of others.

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


                  "Leverage Reduction Discount" shall mean as follows:

                 (i) on the Initial Borrowing Date and during any period in which clause (ii) below does not apply, the Leverage Reduction Discount shall be 0%;

                (ii) from and after the Start Date to and including the End Date and subject to (iii) below, the following percentage, to the extent but only to the extent that as of the last day of the most recent fiscal quarter ending immediately prior to such Start Date for which a certificate has been delivered to the Banks pursuant to the next succeeding sentence hereinafter the ratio of Consolidated Indebtedness as of the most recent fiscal quarter ending immediately prior to such Start Date to Annualized Consolidated EBITDA for the preceding fiscal quarter shall be as set forth below:

                                                   Consolidated Indebtedness to
            Basis Points                          Annualized Consolidated EBITDA
            ------------                          ------------------------------
                 25                               Equal  to or  greater  than
                                                  5.00:1.00  but  less  than
                                                  6.00:1.00

                 50                               Less than 5.00:1.00

               (iii) notwithstanding (ii) above, if at any time (a) a Default or Event of Default shall exist, or (b) the Consolidated EBITDA for the most recent fiscal quarter shall be less than or equal to zero, the Leverage Reduction Discount shall be 0%.

                  The Leverage Reduction Discount shall be determined by the delivery of a certificate of the Borrower, certified by the Chief Financial Officer of the Borrower, together with the financial statements required to be delivered pursuant to Section 7.01(b) or (c), as the case may be, which certificate shall set forth the Leverage Reduction Discount arising from the calculation of the ratio of Consolidated Indebtedness to Annualized Consolidated EBITDA of the Borrower for the fiscal quarter ending with the fiscal quarter or fiscal year with respect to which such certificate is being delivered and the basis for such calculations. The Leverage Reduction Discount so determined shall apply, except as set forth above, to the period beginning on the date such financial statements are delivered and ending on the earlier of (the "End Date")
(i) the next date of actual delivery of the financial statements required to be delivered pursuant to Section 7.01(b) or (c) or (ii) the date on which such financial statements are required to be delivered (the day of delivery of such financial statements on which such period commences being herein referred to as the "Start Date").

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                  "Loan" shall have the meaning provided in Section 1.01(b).

                  "Maintenance Capital Expenditures" shall mean, for any period, the amount of Capital Expenditures of Holdings and its Subsidiaries (other than Residentclub) during such period less the amount of Capital Expenditures utilized to effect the new construction of Cable Passings, Internet Passings and Telephone Passings.

                  "Management  Agreements"  shall have the  meaning  provided in
Section 4.05.

                  "Margin  Stock" shall have the meaning  provided in Regulation
U.

                  "Material  Contracts"  shall  have  the  meaning  provided  in
Section 4.05.

                  "Maturity Date" shall mean December 31, 2006.

                  "Minimum Borrowing Amount" shall mean $250,000.

                  "Net Consolidated Interest Expense" shall mean Consolidated Interest Expense paid by Holdings and its Subsidiaries (other than Residentclub) less cash interest income earned by Holdings and its Subsidiaries (other than Residentclub).

                  "Net Sale Proceeds" shall mean for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale, net of reasonable transaction costs (including, without limitation, attorneys' fees), the amount of such gross cash proceeds required to be used to permanently repay any Indebtedness which is secured by the respective assets which were sold, and the estimated marginal increase in income taxes and any stamp tax which will be payable by Holdings' consolidated group as a result of such sale.

                  "Notes" shall have the meaning provided in Section 1.05(a).

                  "Notice of  Borrowing"  shall  have the  meaning  provided  in
Section 1.03(a).

                  "Notice of  Conversion"  shall have the  meaning  provided  in
Section 1.06.

                  "Notice Office" shall mean the office of the Administrative Agent located at 787 Seventh Avenue, New York, New York 10019, Attention: Salo Aizenberg, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "Obligations" shall mean all amounts owing to the Agents, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                  "Paribas" shall mean Paribas, a French banking organization acting through its New York Branch.

                  "Payment Office" shall mean the office of the Administrative Agent located at 787 Seventh Avenue, New York, New York 10019, Attention: Salo Aizenberg, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Percentage" of any Bank at any time prior to the Conversion Date shall mean a fraction (expressed as a percentage) the numerator of which is the Commitment of such Bank at such time and the denominator of which is the Total Commitment at such time, provided that if the Percentage of any Bank is to be determined after the Total Commitment has been terminated, then the Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

                  "Permitted  Acquisitions"  shall have the meaning  provided in
Section 8.02(viii).

                  "Permitted Business" shall mean a line of business in which Holdings and its Subsidiaries is engaged on the Initial Borrowing Date and reasonably related extensions thereof.

                  "Permitted Liens" shall have the meaning provided in Section 8.01.

                  "Person" shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan, as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings, a Subsidiary of Holdings or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which Holdings, a Subsidiary of Holdings or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Pledge Agreement" shall have the meaning provided in Section 4.06.

                  "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

                  "Pledged Securities" shall have the meaning assigned that term in the Pledge Agreement.

                  "Prime Lending Rate" shall mean the rate which The Chase Manhattan Bank announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by Paribas or The Chase Manhattan Bank, who may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Projections" shall have the meaning provided in Section 4.15.

                  "Quarterly Payment Date" shall mean the last Business Day of each December, March, June and September of each fiscal year.

                  "Quoted Rate" shall mean (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by the Administrative Agent for U.S. dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent for which an interest rate is then being determined with maturities comparable to the Interest Period applicable to such Eurodollar Loan determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. ss. 6901 et seq.

                  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds and all rights incidental or appurtenant thereto, including without limitation, all rights of entry or easement to install and maintain Collateral within or on Real Property of others.

                  "Recovery Event" shall mean the receipt by Holdings or any Subsidiary of the Holdings (other than Residentclub) of any cash insurance proceeds or condemnation awards payable: (i) by reason of theft, loss, physical destruction, damage or taking or any other event with respect to any properties or assets of Holdings or any Subsidiary of Holdings (including without limitation, business interruption insurance); and, (ii) under any policy of insurance required to be maintained under Section 7.03.

                  "Refinanced  Indebtedness"  shall have the meaning provided in
Section 4.16(b).

                  "Register" shall have its meaning provided in Section 7.16.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Related Fund" shall mean, with respect to any Bank that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor as such Bank or by an Affiliate of such investment advisor.

                  "Release" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

                  "Replaced  Bank"  shall have the  meaning  provided in Section
1.12.

                  "Replacement Bank" shall have the meaning provided in Section 1.12.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

                  "Required Banks" shall mean Banks the sum of whose outstanding Loans, Commitments (or after the termination thereof, the sum of outstanding Loans), represent an amount greater than 51% of the sum of all outstanding Loans and the Total Commitment (or after the termination thereof, the sum of the then total outstanding Loans).

                  "Residentclub" shall mean The Residentclub.com, Inc., a Delaware corporation.

                  "Returns" shall have the meaning provided in Section 6.09.

                  "ROE Agreement" shall mean all agreements making the Borrower or any of its Subsidiaries (other than Residentclub) the exclusive provider of cable television/video services and/or the preferred provider of telephony services to the residents of multiple dwelling units.

                  "ROE Agreement Standard Form" shall mean the form of ROE Agreement delivered to the Banks within 120 days of the Effective Date and in form and substance reasonably satisfactory to the Required Banks.

                  "Scheduled  Repayment"  shall  have the  meaning  provided  in
Section 3.02(A)(a).

                  "SEC" shall have the meaning provided in Section 7.01(h).

                  "Section 3.04(b)(ii) Certificate" shall have the meaning provided in Section 3.04(b)(ii).

                  "Secured Creditors" shall mean (x) the Banks, the Agents, the Collateral Agent and (y) any Bank which on the date hereof is, or subsequently becomes, party to any Interest Rate Protection or Other Hedging Agreement.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Security  Agreement"  shall  have  the  meaning  provided  in
Section 4.07.

                  "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

                  "Security Documents" shall mean the Pledge Agreement, the Security Agreement, and the Concentration Account Consent Letter.

                  "Shareholders'  Agreements" shall have the meaning provided in
Section 4.05.

                  "Subscriber Penetration Report" shall mean a report on the number of Cable Passings, Internet Passings and Telephony Passings, the number of Subscribers, Capital Expenditures, marketing plans and such other information as requested by the Administrative Agent or Required Banks, all in a form acceptable to the Administrative Agent and the Required Banks.

                  "Subscribers" shall mean the total number of subscribers to the services of Holdings and its Subsidiaries (other than Residentclub), including both cable television, Internet and telephony subscribers.

                  "Subsidiaries  Guaranty"  shall have the  meaning  provided in
Section 4.08.

                  "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "Syndication Agent" shall mean Paribas in its capacity as Syndication Agent for the Banks hereunder, and shall include any successor to the Syndication Agent appointed pursuant to Section 11.09.

                  "Syndication Termination Date" shall mean the earlier of (x) 120 days after the Effective Date or (y) the date on which the Administrative Agent, in its sole discretion, determines (and notifies the Borrower) that the primary syndication (and the resultant addition of institutions as Banks pursuant to Section 12.04) has been completed.

                  "Tax Sharing  Agreements"  shall have the meaning  provided in
Section 4.05.

                  "Taxes" shall have the meaning provided in Section 3.04(a).

                  "Telephone Debt" shall mean the following:

                       Period                                          Amount

         Closing Date - December 31, 2001                               $450
         January 1, 2002 - December 31, 2002                            $400
         January 1, 2003 - December 31, 2003                            $300
         Thereafter                                                     $200


                  "Telephony Passings" shall mean the number of dwelling units which the Borrower has the opportunity to provide telephony services to pursuant to an ROE Agreement regardless of whether all such dwelling units subscribe to such telephony services.

                  "Telephony Subscribers" shall mean the number of dwelling units which the Borrower and its Subsidiaries (other than Residentclub) provide telephone service (as evidenced by a written agreement) who are not more than 60 days past due on payment of their telephone bill.

                  "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks.

                  "Total Unutilized Commitment" shall mean, at any time, the sum of the Unutilized Commitments of each of the Banks.

                  "Transaction" shall mean collectively, (i) the incurrence of Loans hereunder on the Initial Borrowing Date, (ii) the issuance of capital stock of Holdings in connection with the transactions contemplated hereby, (iii) the repayment of all Refinanced Indebtedness, together with all accrued interest, premiums, fees, commissions and expenses owing in connection therewith, and the termination of all commitments thereunder, (iv) the payment of the Transaction Fees and Expenses in connection therewith and (v) the Acquisitions.

                  "Transaction Fees and Expenses" shall mean all fees and expenses incurred in connection with and arising out of the Transaction and the transactions contemplated thereby and hereby; provided, however, that the aggregate amount of such fees and expenses shall not exceed an amount acceptable to the Required Banks.

                  "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

                  "United States" and "U.S." shall each mean the United States of America.

                  "Unutilized Commitment" for any Bank, at any time, shall mean the Commitment of such Bank at such time less the aggregate principal amount of Loans made by such Bank and then outstanding.

                  "U.S. Online Acquisition" shall mean the acquisition of all of the assets of U.S. Online Communications, Inc. by the Borrower on July 21, 1999.

                  "U.S. Online Communications, Inc." shall mean U.S. Online Communications, Inc., a Delaware corporation.

                  "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                  Section 11.  The Agents.
                               ----------

                  11.01 Appointment. The Banks hereby designate Paribas as Administrative Agent (for purposes of this Section 11, the term "Administrative Agent" shall include Paribas in its capacity as Collateral Agent pursuant to the Security Documents), Paribas as Syndication Agent, and Deutsche Bank, as Documentation Agent, in each case to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent and the Syndication Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent and the Syndication Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each of the Administrative Agent and the Syndication Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

                  11.02 Nature of Duties. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents. The Syndication Agent and the Documentation Agent shall not have any duties or responsibilities under this Agreement or any Security Document or any other document or matter related thereto. None of the Administrative Agent, the Syndication Agent, the Documentation Agent and any of their respective officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent and the Syndication Agent shall be mechanical and administrative in nature; the

Administrative Agent, the Syndication Agent and the Documentation Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent, the Syndication Agent or the Documentation Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein.

                  11.03  Lack  of  Reliance  on the  Administrative  Agent,  the
Syndication Agent and the Documentation Agent. Independently and without reliance upon the Administrative Agent, the Syndication Agent and the Documentation Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Holdings and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent, the Syndication Agent and the Documentation Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans, the participation in the Letters of Credit or at any time or times thereafter. Neither the Administrative Agent, the Syndication Agent nor the Documentation Agent shall be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of Holdings or its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Holdings or its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                  11.04 Certain Rights of the Administrative Agent, the Syndication Agent and the Documentation Agent. If the Administrative Agent or the Syndication Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent or the Syndication Agent, as the case may be, shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Banks; and the Administrative Agent or the Syndication Agent, as the case may be, shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the Administrative Agent, the Syndication Agent or the Documentation Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

                  11.05 Reliance. The Administrative Agent and the Syndication Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or facsimile message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent or the

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Syndication  Agent  believed to be the proper  Person,  and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent and the Syndication Agent (which may be counsel for the Credit Parties).

                  11.06 Indemnification. (a) To the extent the Administrative Agent, the Syndication Agent or the Documentation Agent or any of their respective Affiliates is not reimbursed and indemnified by the Borrower, the Banks will reimburse and indemnify the Administrative Agent, the Syndication Agent or the Documentation Agent, as the case may be, in proportion to its respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent, the Syndication Agent or the Documentation Agent, as the case may be, in performing their respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's, the Syndication Agent's or the Documentation Agent's, as the case may be, gross negligence or willful misconduct.

                  (b) The Administrative Agent, the Syndication Agent and the Documentation Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Credit Document (except actions expressly required to be taken by it hereunder or under the Credit Documents) unless it shall first be indemnified to its satisfaction by the Banks pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

                  11.07 The Administrative Agent, the Syndication Agent and the Documentation Agent in Their Individual Capacities. With respect to its obligation to make Loans under this Agreement, each of the Administrative Agent, the Syndication Agent and the Documentation Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent, the Syndication Agent and the Documentation Agent in their individual capacities. Each of the Administrative Agent, the Syndication Agent and the Documentation Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if they were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and may purchase and hold equity interests in the Borrower or any other Credit Party without having to account for the same to the Banks and otherwise without having to account for the same to the Banks.

                  11.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request,

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authority  or consent of any Person who,  at the time of making such  request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  11.09 Resignation by the Agent. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving fifteen (15) Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Required Banks shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower (it being understood and agreed that any Bank is deemed to be acceptable to the Borrower).

                  (c) If a successor Administrative Agent shall not have been so appointed within such fifteen (15) Business Day period, the Administrative Agent, with the consent of the Borrower, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Administrative Agent as provided above.

                  (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Administrative Agent as provided above.

                  Section 12.  Guaranty.
                               --------

                  12.01 The Guaranty. In order to induce the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holdings from the proceeds of the Loans, Holdings hereby agrees with the Banks as follows: Holdings hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Borrower to the Banks under this Agreement and the other Credit Documents and under each Interest Rate Protection or Other Hedging Agreement entered into by a Bank or an affiliate of a Bank with the Borrower. If any or all of the indebtedness of the Borrower to the Banks becomes due and payable hereunder or under such other Credit Documents or Interest Rate Protection or Other Hedging Agreements, Holdings unconditionally promises to pay such indebtedness to the Banks, or order, on demand, together with any and all expenses which may be incurred by the Agents or the Banks in collecting any of the indebtedness. The word "indebtedness" is used in this Section 12 in its most comprehensive sense and means any and all advances, debts, obligations and liabilities of the Borrower arising in connection with this Agreement or any other Credit Documents or under any Interest Rate Protection or Other Hedging Agreement with a Bank or an affiliate of the Bank, in each case, heretofore,

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now,  or  hereafter   made,   incurred  or  created,   whether   voluntarily  or
involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

                  12.02 Bankruptcy. Additionally, Holdings unconditionally and irrevocably guarantees the payment of any and all indebtedness of the Borrower to the Banks whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 9.05, and unconditionally and irrevocably promises to pay such indebtedness to the Banks, or order, on demand, in lawful money of the United States.

                  12.03 Nature of Liability. The liability of Holdings hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by Holdings, any other guarantor or by any other party, and the liability of Holdings hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Agents or the Banks on the indebtedness which the Agents or such Banks repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                  12.04 Guaranty Absolute. No invalidity, irregularity or unenforceability of all or any part of the indebtedness guaranteed hereby or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the indebtedness guaranteed herein.

                  12.05 Independent Obligation. The obligations of Holdings hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against Holdings whether or not action is brought against any other guarantor or the Borrower and whether or not any other guarantor or the Borrower be joined in any such action or actions. Holdings waives, to the fullest extent permitted by law, the benefit of any statue of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to Holdings.

                  12.06 Authorization. Holdings authorizes the Agents and the Banks without notice or demand, and without affecting or impairing its liability hereunder, from time to time to:


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                  (a) change the manner,  place or terms of payment  of,  and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the indebtedness (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the indebtedness as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the indebtedness and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the indebtedness or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

                  (e) settle or compromise any of the indebtedness, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Banks;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Banks regardless of what liability or liabilities of Holdings or the Borrower remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

                  (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings from its liabilities under this Section 12.

                  12.07 Reliance. It is not necessary for the Agents or the Banks to inquire into the capacity or powers of the Borrower or its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  12.08 Subordination. Any indebtedness of the Borrower now or hereafter held by Holdings is hereby subordinated to the indebtedness of the Borrower to the Agents and the Banks; and such indebtedness of the Borrower to Holdings, if the Agents (at the direction of the Required Banks), after an Event of Default has occurred, so requests, shall be collected, enforced and received by Holdings as trustee for the Banks and be paid over to the Banks on account of the indebtedness of the Borrower to the Banks, but without affecting or impairing in any manner the liability of Holdings under the other provisions of this Guaranty. Prior to the transfer by Holdings of any note or negotiable

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instrument  evidencing any  indebtedness  of the Borrower to Holdings,  Holdings shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

                  12.09 Waiver. (a) Holdings waives any right to require the Agents or the Banks to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in the Agents' or the Banks' power whatsoever. Holdings waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the indebtedness (other than payment), including, without limitation, any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than to the extent of payment in full of the indebtedness. The Agents and the Banks may, in accordance with the Credit Documents, at their election, foreclose on any security held by the Agents, the Collateral Agent or the Banks by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Agents and the Banks may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the indebtedness has been paid. Holdings waives any defense arising out of any such election by the Agents and the Borrower, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against the Borrower or any other party or any security.

                  (b) Except as otherwise specifically required hereunder, Holdings waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Holdings assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of non-payment of the indebtedness and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that the Agents and the Banks shall have no duty to advise Holdings of information known to them regarding such circumstances or risks.

                  12.10 Guaranty Continuing. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Bank, of any holder of any Note in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Bank or any subsequent holder of a Note would otherwise have. No notice to or demand on Holdings in any case shall entitle Holdings to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank or any holder, creator or purchaser to any other or further action in any circumstances without notice or demand.

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                  12.11 Binding  Nature of  Guaranties.  This Guaranty  shall be binding upon Holdings and its successors and assigns and shall inure to the benefit of the Bank and their successors and assigns.

                  12.12 Judgments Binding. If claim is ever made upon any Bank, any subsequent holder of a Note for repayment or recovery of any amount or amounts received in payment or on account of any of the indebtedness and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower) then and in such event Holdings agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Holdings, notwithstanding any revocation hereof or the cancellation of any Note, or other instrument evidencing any liability of the Borrower, and Holdings shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  Section 13.  Miscellaneous.
                               -------------

                  13.01 Payment of Expenses, etc. Holdings and the Borrower hereby jointly and severally agree to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agents (including, without limitation, the reasonable fees and disbursements of White & Case LLP and local counsel and any outside consultants hired by the Agents) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Agents in connection with its syndication efforts with respect to this Agreement (including, without limitation, the reasonable fees and disbursements of White & Case LLP) and of the Agents and each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agents and for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) defend, protect, indemnify and hold harmless the Agents and each Bank, and each of their respective Affiliates, officers, directors, employees, representatives, attorneys and agents (collectively called the "Indemnitees") from and against any and all liabilities, obligations (including removal or remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or assessed against the Indemnitees directly or indirectly based on, or arising or resulting from, or in any way related to, or by reason of (a) any investigation, litigation or other proceeding (whether or not the Agents, the Collateral Agent or any Bank is a party thereto and whether or not any such

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investigation,  litigation  or other  proceeding is between or among the Agents, the Collateral Agent, any Bank, the Borrower or any third person or otherwise) related to the entering into and/or performance of this Agreement or any other Credit Document or the proceeds of any Loans hereunder or the consummation of
any  transactions  contemplated  herein  (including,   without  limitation,  the
Transaction) or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents; or, (b) the actual or alleged generation, presence or Release of Hazardous Materials on or from, or the transportation of Hazardous Materials to or from, any Real Property owned or at any time operated by Holdings or any of its Subsidiaries or; (c) any Environmental Claim relating to Holdings or any of its Subsidiaries or any Real Property owned or at any time operated by Holdings or any of its Subsidiaries or; (d) the exercise of the rights of the Agents and of any Bank under any of the provisions of this Agreement or any other Credit Document or any Loans hereunder; or (e) the consummation of any transaction contemplated herein (including, without limitation, the Transaction) or in any other Credit Document (the "Indemnified Matters") regardless of when such Indemnified Matter arises; but excluding any such Indemnified Matter to the extent based on the gross negligence or willful misconduct of the Indemnitee seeking indemnification hereunder.

                  13.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of each Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  13.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to Holdings or the Borrower, at its address specified opposite its signature below; if to any Bank, at its address specified opposite its name below; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to each Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, facsimiled, or cabled or sent by overnight courier, be effective 3 Business Days after deposited in the mails, certified, return receipt requested, when delivered to the telegraph company, cable company or one day following delivery to an overnight courier, as the case may be, or sent by telex or facsimile device, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

                  13.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks; and provided further, that although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments or Loans hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder; and provided further, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the Commitments in which such participant is participating over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment, and that an increase in any Commitment shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

                  (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) (A) pledge its Loans and/or Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank or (B) assign all or a portion of its Loans or Commitments and related outstanding Obligations hereunder to its parent company, principal office and/or any Affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more other Banks or to a Related Fund or (y) assign all or a portion equal to at least $5,000,000, of such Loans or Commitments and related outstanding Obligations hereunder to one or more Eligible Transferees each of which assignees shall become a party to this Agreement as a Bank by execution of an assignment and assumption agreement substantially in the form of Exhibit L (appropriately completed); provided that:
(i) at such time Schedule I shall be deemed modified to reflect the Commitments of such new Bank and of the existing Banks; (ii) new Notes will be issued to such new Bank and to the assigning Bank upon the request of such new Bank or assigning Bank, such new Notes to be in conformity with the requirements of
Section 1.05 to the extent needed to reflect the revised Commitments; (iii) the consent of the Administrative Agent, which consent shall not be unreasonably withheld, shall be required in connection with any assignment (provided, however, that no such consent by the Administrative Agent shall be required in the case of any assignment to another Bank, any Bank's Affiliate or Related
Fund); and (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning Bank, the payment of a non-refundable assignment fee of $3,000. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. No transfer or assignment under this
Section 13.04(b) will be effective until recorded by the Administrative Agent on the Register pursuant to Section 7.16. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrower, as the case may be, and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 3.04(b)(ii) Certificate) required by Section 3.04(b).

                  13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent or any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between Holdings, the Borrower or any other Credit Party and the Administrative Agent or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent or any Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

                  13.06 Payments Pro Rata. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations hereunder, it shall distribute such payment to the Banks pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Bank Commitment Commission or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  13.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by Holdings or the Borrower to the Banks); provided that, except as otherwise specifically provided herein, all computations of Excess Cash Flow and all computations determining compliance with Sections 8.04 and 8.08 through 8.13, inclusive, including the definitions used therein, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to Section 4.14.

                  (b) All computations of interest, Commitment Commission and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable.

                  13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY DESIGNATE, APPOINT AND EMPOWER CT CORPORATION SYSTEM WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS THEIR DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, AND EACH OF HOLDINGS AND THE BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. EACH OF HOLDINGS AND THE BORROWER FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO HOLDINGS OR THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURES BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE

RIGHT OF THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

                  (b) EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  13.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which (a) Holdings, the Borrower and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written or facsimile transmission notice (actually received) in accordance with Section 13.03 at such office that the same has been signed and mailed to it and (b) all fees and expenses owing to the Agents pursuant to any agreements between the Borrower and the Agents shall have been paid.

                  13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  13.12 Amendment or Waiver. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks; provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (with Obligations of the respective types being directly affected thereby): (i) extend the scheduled maturity of any

Loan or Note or extend any required amortization under Section 3.02(A)(a), or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase the Commitments of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment or a mandatory prepayment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank); (ii) release all or substantially all of the Collateral (except as expressly provided in the relevant Credit Documents);
(iii) amend, modify or waive any provision of this Section 13.12; (iv) reduce the percentage specified in, or otherwise modify, the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Loans and Commitments are included on the Effective Date); or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall: (w) increase the Commitments of any Bank over the amount thereof then in effect (it being understood that a waiver of any conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment or of a mandatory prepayment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank) without the consent of such Bank; or
(x) without the consent of the Agents,  amend,  modify or waive any provision of
Section 11 or any other provision relating to the rights or obligations of the Agents; or (y) without the consent of the Collateral Agent, amend, modify or waive any provision of Section 11 or any other provision relating to the rights or obligations of the Collateral Agent; or (z) amend, modify or waive any of the definition of Conversion Date.

                  (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clause (a)(i) through (v), inclusive, of the first proviso to
Section 13.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right to replace each such non-consenting Bank or Banks (so long as all non-consenting Banks are so replaced) with one or more Replacement Banks pursuant to Section 1.12 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination, provided that the Borrower shall not have the right to replace a Bank solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to clauses (w) or (x) of the second proviso to Section 13.12(a).

                  (c) Notwithstanding anything to the contrary contained above in this Section 13.12, the Collateral Agent may (i) enter into amendments to the Subsidiaries Guaranty and the Security Documents for the purpose of adding additional Subsidiaries of Holdings (or other Credit Parties) as parties thereto and (ii) enter into security documents to satisfy the requirements of Section 7.17, in each case without the consent of the Required Banks.

                  13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 3.04, 11.06 and 13.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans.

                  13.14 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank.

                  13.15 Post-Closing Obligations. (a) The Borrower hereby acknowledges that in connection with certain assignments hereof, the Agents or any of the Banks may be required to obtain a rating of the Obligations and Commitments hereunder of the Borrower and the Borrower hereby consent to such Agent or Bank providing to the respective rating agency such information regarding the Obligations and creditworthiness of the Borrower as is customary practice of such rating agency.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, it is agreed that all Schedules and Exhibits to this Agreement will be completed, be satisfactory to the Agents and the Required Banks and become part of this Agreement on or prior to the Initial Borrowing Date.

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

10300 Metric Boulevard                     USOL HOLDINGS, INC.
Austin, Texas  78758
Attention:  Jeffrey Sperber
Telephone: (512) 651-3806                  By: ___________________________
Facsimile:   (512) 651-6177                    Title:


10300 Metric Boulevard                     USOL, INC.
Austin, Texas  78758
Attention:  Jeffrey Sperber
Telephone: (512) 651-3806                  By: ___________________________
Facsimile:   (512) 651-6177                    Title:

787 Seventh Avenue                         PARIBAS,
New York, New York  10019                     Individually and as Administrative
Attention:  Salo Aizenberg                    Agent and Syndication Agent
Telephone: (212) 841-2000
Facsimile:  (212) 841-2369
                                            By:___________________________
                                               Title:


                                            By:___________________________
                                               Title:

31 West 52nd Street                         DEUTSCHE BANK AG, NEW YORK
New York, New York  10019                   BRANCH,
Attention:  Jon Storck                      as Documentation Agent
Telephone: (212) 469-5000
Facsimile:  (212)  469-3713
                                            By:___________________________
                                               Title:


                                            By:___________________________
                                               Title:

31 West 52nd Street                         DEUTSCHE BANK AG, NEW YORK
New York, New York  10019                      AND/OR CAYMAN ISLANDS
Attention:  Jon Storck                         BRANCHES
Telephone: (212) 469-5000
Facsimile:  (212)  469-3713
                                            By:___________________________
                                               Title:


                                            By:___________________________
                                               Title:

                                                                      Schedule I
                                                                      ----------

                                   COMMITMENTS
                                   -----------


          Bank                 Commitment

------------------------- ----------------------
Paribas                     $17,500,000.00
------------------------- ----------------------
Deutsche Bank AG, New       $17,500,000.00
York and/or Cayman
Islands Branches

------------------------- ----------------------
Total                       $35,000,000.00
------------------------- ----------------------

                                                                     Schedule II
                                                                     -----------

                                    INSURANCE
                                    ---------

                       [ALL SCHEDULES (EXCEPT SCHEDULE I)
                           TO BE PROVIDED BY BORROWER]

                                                                    Schedule III
                                                                    ------------

                                      ERISA
                                      -----

                                                                     Schedule IV
                                                                     -----------

                                  REAL PROPERTY
                                  -------------

                                                                      Schedule V
                                                                      ----------


                                 CAPITALIZATION
                                 --------------

                                                                     Schedule VI
                                                                     -----------


                                  SUBSIDIARIES
                                  ------------

                                                                    Schedule VII
                                                                    ------------


                              EXISTING INDEBTEDNESS
                              ---------------------

                                                                   Schedule VIII
                                                                   -------------

                               MATERIAL CONTRACTS
                               ------------------

                                                                     Schedule IX
                                                                     -----------

                                 EXISTING LIENS
                                 --------------


                                TABLE OF CONTENTS
                                -----------------
                                                                                                               Page
Section 1.  Amount and Terms of Credit............................................................................1

         1.01  The Commitments....................................................................................1
         1.02  Minimum Amount of Each Borrowing...................................................................1
         1.03  Notice of Borrowing................................................................................1
         1.04  Disbursement of Funds..............................................................................2
         1.05  Notes..............................................................................................2
         1.06  Conversions........................................................................................3
         1.07  Pro Rata Borrowings................................................................................4
         1.08  Interest...........................................................................................4
         1.09  Interest Periods...................................................................................5
         1.10  Increased Costs, Illegality, etc...................................................................6
         1.11  Compensation.......................................................................................8
         1.12  Replacement of Banks...............................................................................8
         1.13  Change of Lending Office...........................................................................9

Section 2.  Fees; Reductions of Commitment........................................................................9

         2.01  Fees...............................................................................................9
         2.02  Voluntary Termination of Unutilized Commitments...................................................10
         2.03  Mandatory Reduction of Commitments................................................................10

Section 3.  Prepayments; Payments; Taxes.........................................................................11

         3.01 Voluntary Prepayments..............................................................................11
         3.02  Mandatory Repayments and Commitment Reductions....................................................11
         3.03  Method and Place of Payment.......................................................................15
         3.04  Net Payments......................................................................................15

Section 4.  Conditions Precedent to Loans on the Initial Borrowing Date..........................................17

         4.01  Execution of Agreement; Notes.....................................................................17
         4.02  Officer's Certificate.............................................................................17
         4.03  Opinions of Counsel...............................................................................17
         4.04  Corporate Documents; Proceedings..................................................................17
         4.05  Plans; Shareholders' Agreements; Management Agreements; Employment Agreements; Collective
                  Bargaining Agreements; Debt Agreements; Affiliate Contracts; Tax Sharing Agreements and
                  Material Contracts.............................................................................18
         4.06  Pledge Agreement..................................................................................19
         4.07  Security Agreement................................................................................19
         4.08  Subsidiaries Guaranty.............................................................................20
         4.09  Consent Letter....................................................................................20


                                                                 (i)


                                                                                                               Page
                                                                                                               ----

         4.10  Material Adverse Change, etc......................................................................20
         4.11  Litigation........................................................................................20
         4.12  Fees, etc.........................................................................................20
         4.13  Solvency Certificate; Insurance Analyses..........................................................20
         4.14  Approvals.........................................................................................21
         4.15  Financial Statements; Projections; Management Letter Reports......................................21
         4.16  Refinancing.......................................................................................22

Section 5.  Conditions Precedent to All Credit Events............................................................22

         5.01  No Default; Representations and Warranties........................................................23
         5.02  Notice of Borrowing...............................................................................23
         5.03  Pro Forma Compliance..............................................................................23
         5.04  ROE Agreements....................................................................................23

Section 6.  Representations, Warranties and Agreements...........................................................23

         6.01  Corporate Status..................................................................................24
         6.02  Corporate Power and Authority.....................................................................24
         6.03  No Violation......................................................................................24
         6.04  Governmental Approvals............................................................................24
         6.05  Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc..............25
         6.06  Litigation........................................................................................26
         6.07  True and Complete Disclosure......................................................................26
         6.08  Use of Proceeds; Margin Regulations...............................................................26
         6.09  Tax Returns and Payments..........................................................................26
         6.10  Compliance with ERISA.............................................................................27
         6.11  The Security Documents............................................................................28
         6.12  Representations and Warranties in Documents.......................................................28
         6.13  Properties........................................................................................28
         6.14  Capitalization....................................................................................29
         6.15  Subsidiaries......................................................................................29
         6.16  Compliance with Statutes, etc.....................................................................29
         6.17  Investment Company Act............................................................................29
         6.18  Public Utility Holding Company Act................................................................29
         6.19  Environmental Matters.............................................................................29
         6.20  Labor Relations...................................................................................30
         6.21  Patents, Licenses, Franchises and Formulas........................................................31
         6.22  Indebtedness......................................................................................31
         6.23  Restrictions on or Relating to Subsidiaries.......................................................31
         6.24  The Transaction...................................................................................32
         6.25  Material Contracts................................................................................32
         6.26  Year 2000 Reprogramming...........................................................................32

                                                                          (ii)



                                                                                                               Page
                                                                                                               ----

Section 7.  Affirmative Covenants................................................................................32

         7.01  Information Covenants.............................................................................32
         7.02  Books, Records and Inspections....................................................................35
         7.03  Maintenance of Property, Insurance................................................................36
         7.04  Corporate Franchises..............................................................................36
         7.05  Compliance with Statutes, etc.....................................................................37
         7.06  Compliance with Environmental Laws................................................................37
         7.07  ERISA.............................................................................................37
         7.08  End of Fiscal Years; Fiscal Quarters..............................................................39
         7.09  Performance of Obligations........................................................................39
         7.10  Payment of Taxes..................................................................................39
         7.11  Interest Rate Protection..........................................................................39
         7.12  Use of Proceeds...................................................................................39
         7.13  UCC Searches......................................................................................39
         7.14  Intellectual Property Rights......................................................................39
         7.15  Year 2000 Reporting...............................................................................40
         7.16  Registry..........................................................................................40
         7.17  Further Actions...................................................................................41
         7.18  Concentration Account.............................................................................41
         7.19.  Asset Transfer...................................................................................42
         7.20  Landlord Agreements; UCC Fixture Filings..........................................................42

Section 8.  Negative Covenants...................................................................................42

         8.01  Liens.............................................................................................42
         8.02  Consolidation, Merger, Purchase or Sale of Assets, etc............................................44
         8.03  Dividends.........................................................................................46
         8.04  Leases............................................................................................46
         8.05  Indebtedness......................................................................................46
         8.06  Advances, Investments and Loans...................................................................47
         8.07  Transactions with Affiliates......................................................................48
         8.08  Capital Expenditures..............................................................................48
         8.09  Fixed Charge Coverage Ratio.......................................................................49
         8.10  Interest Coverage.................................................................................49
         8.11  Leverage Ratios...................................................................................50
         8.12  Corporate Overhead Expenditures...................................................................51
         8.13  Debt Base.........................................................................................51
         8.14  Limitation on Voluntary Payments and Modification; Limitation on Modifications of
                  Certificate of Incorporation, By-Laws and Certain Other Agreements; etc........................51
         8.15  Limitation on Certain Restrictions on Subsidiaries................................................52
         8.16  Limitation on Issuance of Capital Stock...........................................................52
         8.17  Business..........................................................................................52
         8.18  Limitation on Creation of Subsidiaries............................................................52
         8.19  Concentration Account.............................................................................52


                                                                        (iii)


                                                                                                               Page
                                                                                                               ----

Section 9.  Events of Default....................................................................................52

         9.01  Payments..........................................................................................52
         9.02  Representations, etc..............................................................................53
         9.03  Covenants.........................................................................................53
         9.04  Default Under Other Agreements....................................................................53
         9.05  Bankruptcy, etc...................................................................................53
         9.06  ERISA.............................................................................................54
         9.07  Security Documents................................................................................54
         9.08  Guaranties........................................................................................55
         9.09  Judgments.........................................................................................55
         9.10  Change in Control.................................................................................55

Section 10.  Definitions and Accounting Terms....................................................................55

         10.01  Defined Terms....................................................................................55

Section 11.  The Agents..........................................................................................74

         11.01  Appointment......................................................................................74
         11.02  Nature of Duties.................................................................................74
         11.03  Lack of Reliance on the Administrative Agent, the Syndication Agent and the Documentation
                  Agent..........................................................................................75
         11.04  Certain Rights of the Administrative Agent, the Syndication Agent and the Documentation
                  Agent..........................................................................................75
         11.05  Reliance.........................................................................................75
         11.06  Indemnification..................................................................................76
         11.07  The Administrative Agent, the Syndication Agent and the Documentation Agent in Their
                  Individual Capacities..........................................................................76
         11.08  Holders..........................................................................................76
         11.09  Resignation by the Agent.........................................................................77

Section 12.  Guaranty............................................................................................77

         12.01  The Guaranty.....................................................................................77
         12.02  Bankruptcy.......................................................................................78
         12.03  Nature of Liability..............................................................................78
         12.04  Guaranty Absolute................................................................................78
         12.05  Independent Obligation...........................................................................78
         12.06  Authorization....................................................................................78
         12.07  Reliance.........................................................................................79
         12.08  Subordination....................................................................................79
         12.09  Waiver...........................................................................................80
         12.10  Guaranty Continuing..............................................................................80
         12.11  Binding Nature of Guaranties.....................................................................81
         12.12  Judgments Binding................................................................................81


                                                                         (iv)

                                                                                                               Page
                                                                                                               ----

Section 13.  Miscellaneous.......................................................................................81

         13.01  Payment of Expenses, etc.........................................................................81
         13.02  Right of Setoff..................................................................................82
         13.03  Notices..........................................................................................82
         13.04  Benefit of Agreement.............................................................................83
         13.05  No Waiver; Remedies Cumulative...................................................................84
         13.06  Payments Pro Rata................................................................................84
         13.07  Calculations; Computations.......................................................................85
         13.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL...........................85
         13.09  Counterparts.....................................................................................86
         13.10  Effectiveness....................................................................................86
         13.11  Headings Descriptive.............................................................................86
         13.12  Amendment or Waiver..............................................................................86
         13.13  Survival.........................................................................................88
         13.14  Domicile of Loans................................................................................88
         13.15  Post-Closing Obligations.........................................................................88


SCHEDULE I                 Commitments
SCHEDULE II                Insurance
SCHEDULE III               ERISA
SCHEDULE IV                Real Property
SCHEDULE V                 Capitalization
SCHEDULE VI                Subsidiaries
SCHEDULE VII               Existing Indebtedness
SCHEDULE VIII              Material Contracts
SCHEDULE IX                Existing Liens


EXHIBIT A-1.......         Notice of Borrowing
EXHIBIT A-2.......         Notice of Conversion
EXHIBIT B.........         Promissory Note
EXHIBIT C.........         Section 3.04(b)(ii) Certificate
EXHIBIT D.........         Form of Opinion of Jenkens & Gilchrist, P.C.
EXHIBIT E.........         Officers' Certificate of Credit Parties
EXHIBIT F.........         Pledge Agreement
EXHIBIT G.........         Security Agreement
EXHIBIT H.........         Subsidiaries Guaranty
EXHIBIT I.........         Consent Letter
EXHIBIT J.........         Solvency Certificate
EXHIBIT K.........         Borrowing Base Certificate
EXHIBIT L.........         Bank Assignment and Assumption Agreement


                                                            (v)

                                                                     EXHIBIT A-1

                               NOTICE OF BORROWING

Paribas, as Administrative Agent
  for the Banks party to the
  Credit Agreement referred
  to below
787 Seventh Avenue
New York, New York  10019

Attention:  Salo Aizenberg

Ladies and Gentlemen:

     The undersigned, USOL, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of December 30, 1999 (as amended from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among USOL Holdings, Inc., the Borrower, certain financial institutions from time to time party thereto (the "Banks"), you, as Administrative Agent and Syndication Agent for such Banks, and Deutsche Bank AG, New York Branch, as Documentation Agent, and hereby gives you notice, irrevocably, pursuant to Section 1.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03 of the Credit Agreement:

(i)  The Business Day of the Proposed Borrowing is ______________. (1)

(ii) The aggregate principal amount of the Proposed Borrowing is $________.

(iii)The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans][Eurodollar Loans].(2)

[(iv)The initial Interest Period for the Proposed Borrowing is a one, two, three, or six month period.](3)

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A) the representations and warranties contained in the Credit Agreement and the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof (except for any representation and warranty that speaks only as of a specific date, which shall be true and correct in all material respects as of such date), as though made on such date; [and]

(B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                Very truly yours,

                                USOL, INC.


                                By:________________________________
                                   Title:



1 Shall be a Business Day at least one Business Day in the case of Base Rate Loans and three Business Days in the case of Eurodollar Loans, in each case, after the date hereof.

2    Eurodollar  Loans may not be incurred prior to the Syndication  Termination
     Date.

3     To be included for a Proposed Borrowing of Eurodollar Loans.

                                                                     EXHIBIT A-2

                              NOTICE OF CONVERSION

Paribas, as Administrative Agent
   for the Banks party to the
   Credit Agreement referred
   to below
787 Seventh Avenue
New York, New York  10019

Attention:  Salo Aizenberg

Ladies and Gentlemen:

     The undersigned, USOL, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of December 30, 1999 (as amended from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among USOL Holdings, Inc., the Borrower, certain financial institutions from time to time party thereto (the "Banks"), you, as Administrative Agent and Syndication Agent for such Banks, and Deutsche Bank AG, New York Branch, as Documentation Agent, and hereby gives you notice, irrevocably, pursuant to Section 1.06 of the Credit Agreement, that the undersigned hereby requests a conversion of a Loan under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion (the "Proposed Conversion") as required by Section 1.06 of the Credit
Agreement:

(i)  The Business Day of the Proposed Conversion is _______________.(1)

(ii) The   aggregate   principal   amount   of  the   Proposed   Conversion   is
     $_______________.

(iii)The Borrowing[s] pursuant to which the Loan[s] in clause (ii) were made [is/are] currently outstanding as [Base Rate/Eurodollar] Loans and [is/are] hereby requested to be converted into [Eurodollar/Base Rate] Loans and was made on _________ ___.

[(iv)The Loan[s] to be converted into Eurodollar Loans shall initially have an Interest Period of a one, two, three or six month period.](2)

     [The undersigned hereby certifies that on the date hereof, and on the date of the Proposed Conversion, no Default or Event of Default has occurred and is continuing, or would result from such Proposed Conversion or from the application of the proceeds thereof.](2)


                                 Very truly yours,


                                 USOL, INC.



                                 By:_________________________________
                                    Title:




------------------------



1    Shall be a Business Day at least three  Business  Days after the earlier of
     (i) the date hereof and (ii) the date on which telephonic notice was given (which telephonic notice was promptly confirmed in writing).

2    To be included in the event the Loan is to be  converted  into a Eurodollar
     Loan.

                                                                       EXHIBIT B


                                 PROMISSORY NOTE
$__________                                                   New York, New York
                                                              ____________, 1999


                  FOR VALUE RECEIVED, USOL, INC., a [Delaware] corporation (the "Borrower"), hereby promises to pay to the order of __________ (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Paribas (the "Administrative Agent") located at 787 Seventh
Avenue, New York, New York 10019, on the Maturity Date (as defined in the Agreement referred to below) the principal sum of ____________ DOLLARS or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement referred to below.

                  This Note is one of the Notes referred to in the Credit Agreement, dated as of December 30, 1999, among USOL Holdings, Inc., the Borrower, the financial institutions from time to time party thereto (including the Bank) and the Administrative Agent (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof. This Note is also entitled to the benefits of the Guaranties (as defined in the Agreement) and is secured by and entitled to the benefits of the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Maturity Date, in whole or in part.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                    USOL, INC.



                                    By:______________________________
                                     Title:

                                                                       EXHIBIT C

                         Section 3.04(b)(ii) Certificate

                  Reference is hereby made to the Credit Agreement, dated as of December 30, 1999, among USOL Holdings, Inc., USOL, Inc., the lenders from time to time party thereto, Paribas, as Administrative Agent and Syndication Agent, and Deutsche Bank AG, New York Branch, as Documentation Agent, as amended to the date hereof (the "Credit Agreement"). Pursuant to the provisions of Section 3.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                      [NAME OF BANK]



                                       By:_________________________________
                                          Title:

Date:

                                                                       EXHIBIT D

                            [FORM OF OPINION LETTER]


                                                                          [Date]


To the Agents, the Collateral Agent

and each of the Banks party to the
Credit Agreement referred to below

Gentlemen:

                  We have acted as counsel to USOL Holdings, Inc., an [Oregon] corporation ("Holdings") and USOL, Inc., a Delaware corporation (the "Borrower" and together with Holdings and all Subsidiary Guarantors, each a "Credit Party" and collectively, the "Credit Parties"), in connection with the preparation, execution and delivery of the Credit Agreement, dated as of December 30, 1999 (the "Credit Agreement"), among Holdings, the Borrower, the financial institutions party thereto from time to time (the "Banks"), Paribas, as Administrative Agent (the "Administrative Agent") and Syndication Agent (the "Syndication Agent"), and Deutsche Bank AG, New York Branch, as Documentation Agent (the "Documentation Agent" and together with the Administrative Agent and Syndication Agent, the "Agents"), and the transactions contemplated thereby (including, without limitation, the Acquisitions). Unless otherwise defined herein, terms used herein shall have the respective meanings set forth in the Credit Agreement.

                  In connection with this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents as I have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation, the following: (a) the Credit Documents, including the UCC financing statements referred to in our opinions set forth herein, (b) the Debt Termination Documents, and (c) such other public, corporate documents and records as we deem necessary or appropriate in connection with this opinion (the documents referred to in clauses (a) through (c) are collectively referred to herein as the "Documents").

                  This opinion is delivered to you pursuant to Section 4.03(i) of the Credit Agreement.

                  In rendering our opinion we have assumed the genuineness of all signatures (other than the Credit Parties), the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. As to questions of fact not independently verified by us we have relied, to the extent we deemed appropriate, upon representations and certificates of officers of the Credit Parties, public officials and other appropriate persons.

                  Based upon the foregoing, we are of the opinion that:

                  1. Each Credit Party (i) is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, in the aggregate, would not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of any Credit Party or any Credit Party and its Subsidiaries taken as a whole.

                  2. Each Credit Party has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Documents to which it is a party. Each Credit Party has duly executed and delivered each of the Documents to which it is a party, and each of such Documents constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

                  3. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, nor consummation of the transactions contemplated therein, (a) will contravene any provision of any law, statute, rule or regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System and usury laws), (b) will contravene any order, writ, injunction or decree known to us of any court or governmental instrumentality applicable to any Credit Party, (c) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other Material Contract to which any Credit Party is a party or by which it or any of its property or assets is bound or to which it may be subject or (d) will violate any provision of the Certificate of Incorporation or By-Laws (or similar organizational documents) of any Credit Party.

                  4. To the best of our knowledge, there are no actions, suits or proceedings pending or threatened (i) with respect to any Document or the transactions contemplated thereby or (ii) that could reasonably be likely to materially and adversely affect the performance, operations, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of any Credit Party or any Credit Party and its Subsidiaries taken as a whole.

                  5. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof and are in full force and effect and except for the additional filing of financing statements, mortgages and other documents required by the Security Documents as described below), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (a) the execution, delivery and performance of any Document, (b) the legality, validity, binding effect or enforceability of any such Document or (c) the Transaction.

                  6.   Neither   Holdings,   the   Borrower  nor  any  of  their
Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  7. Neither Holdings, the Borrower nor any of their Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  8. The Transaction has been consummated in all material respects in accordance with the terms and conditions of the respective Documents and all applicable laws. All consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities and third parties required in order to consummate each part of the Transaction have been obtained, given, filed or taken and are in full force and effect. All applicable waiting periods with respect thereto have expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the consummation of the Transaction. Additionally, we are not aware of any judgment, order or injunction prohibiting or imposing material adverse conditions on the consummation of the Transaction and we are not aware of any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event or the performance by Holdings, the Borrower or any of their Subsidiaries of their obligations under the Documents.

                  9. On the date hereof and after giving effect to the Transaction and the other transactions contemplated thereby: (a) the authorized capital stock of Holdings consists of (i) ________ shares of common stock ("Holdings Common Stock"), $______ par value par share, of which ________ shares are issued and outstanding and (ii) no shares of preferred stock, and (b) the authorized capital stock of the Borrower consists of (i) __________ shares of common stock, $_____ par value per share, of which ________ shares are issued and outstanding and owned by Holdings ("Borrower Common Stock", together with the Holdings Common Stock, the "Common Stock") and (ii) no shares of preferred stock. All such Common Stock has been duly and validly issued, are fully paid and nonassessable and are free of preemptive rights. All such Common Stock is owned of record by the Persons and in the amounts set forth on Schedule I. Neither Holdings nor any of its Subsidiaries has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, or any stock appreciation or similar right with respect thereto.

                  10. To the best of our knowledge, on the date hereof and after giving effect to the Transaction, the entities listed on Schedule VIII to the Credit Agreement are the only Subsidiaries of each of Holdings and the Borrower. To the best of our knowledge, Schedule VIII to the Credit Agreement correctly sets forth the direct and indirect ownership interests of Holdings and the Borrower in each class of capital stock of each of its Subsidiaries as of the date hereof.

                  11. Each Credit Party that is a party to the Pledge Agreement is the record owner of all of the Stock and Notes (as each such terms are defined in the Pledge Agreement) as listed on Annex B and Annex C to the Pledge Agreement under such Credit Party's name. After giving effect to the delivery to the Collateral Agent of the Pledged Stock and the Pledged Notes listed on Annex B and Annex C to the Pledge Agreement, and assuming the continued possession at all times hereafter by the Collateral Agent of such Pledged Stock and Pledged Notes (as defined in the Pledge Agreement) in the State of New York, the security interest created in favor of the Collateral Agent under the Pledge Agreement constitutes a valid and enforceable perfected security interest in such Pledged Securities and proceeds thereof in favor of the Pledgee (as defined in the Pledge Agreement) for the benefit of the Secured Creditors, subject to no security interest of any other person assuming that neither the Collateral Agent nor any of the Banks has notice, at or prior to the time of delivery, of such Pledged Securities to the Collateral Agent of any adverse claim, and no filings or recordings are required in order to perfect the security interests created under the Pledge Agreement.

                  12. The Security Agreement creates a valid and enforceable security interest in favor of the Collateral Agent in the Collateral therein described which constitutes property in which the security interest can be granted under the UCC as in effect in the States set forth on Annex A (the "Relevant States"). We have examined the financing statements (the "Financing Statements") to be filed in the filing offices listed for each party on Annex B attached hereto (the "Filing Offices") which are in proper form for filing, and upon the filing of the Financing Statements in the Filing Offices, assuming that the representations made by each Credit Party in the Security Agreement with respect to the location of its Collateral (as defined in the Security Agreement) are and remain true and correct, the perfection of the security interest granted by such Credit Party to the Collateral Agent under the Security Agreement, with respect to all Collateral thereunder will have been accomplished and the security interests granted to the Collateral Agent pursuant to the Security Agreement in and to such Collateral will constitute a valid and a perfected security interest therein to the extent that such Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the UCC as in effect in the Relevant States and no further filings or recordings of any document or instrument or other action will be required so to perfect the security interests except for continuation statements.

                  13. Assuming that the representation made by each Credit Party in Section 2.4 of the Security Agreement with respect to the location of its chief executive office is and remains true and correct under the law of the State of New York, the perfection and priority of the security interests granted by each such Credit Party in its Receivables, Contracts, Contract Rights and General Intangibles (as defined in the Security Agreement) are governed by the laws of ____________ [State where such Credit Party's chief executive office is located] to the extent that said Receivables, Contracts, Contract Rights and General Intangibles consist of "accounts" and "general intangibles" as described in the New York UCC.

                  14. We have examined the Patent and Trademark Assignments (the "Patent and Trademark Filings") and the Copyright Assignments (the "Copyright Filings") attached hereto as Annexes C and D, respectively. The recordation of the Security Agreement and the Patent and Trademark Filings in the United States Patent and Trademark Offices and the filing of the Financing Statements with the Filing Offices will be effective, under federal law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by the Security Agreement, and the filing of the Security Agreement and the Copyright Filing with the United States Copyright Office and the filing of the Financing Statements with the Filing Offices will be effective under federal law to perfect the security interest granted to the Collateral Agent in the copyrights covered by the Security Agreement.

                  15. The submission by the Credit Parties to the non-exclusive jurisdiction of the courts of New York or of the United States for the Southern District of New York, as set forth in the Credit Documents is valid and binding on the Parties.

                  We are members of the Bar of the State of __________ and, except as described in the following sentence, our opinion set forth in paragraphs 12 and 13 above (to the extent governed by law other than that of the United States of America, and the States of ___________ and Delaware) is based upon my review of generally available compilations of the law relating to such matters. We do not hold ourselves out as being conversant with, and express no opinion as to, the laws of any jurisdiction other than those of the United States of America, the State of ___________ and the general corporate law of the State of Delaware. To the extent our opinions are governed by laws other than that of the United States of America, _____________ and the general corporate law of the State of Delaware, we have assumed that the laws of such other states are the same as those of _______________.

                  This opinion letter is solely for your benefit and for the benefit of each Bank from time to time party to the Credit Agreement, their participants and assigns, and may not be relied upon by any other person without our prior written consent. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                                    Very truly yours,


                                                    [---------------]
                                                    Jenkins & Gilchrist

                                                                       EXHIBIT E

                             [NAME OF CREDIT PARTY]

                              Officers' Certificate

                  I, the undersigned, [President/Vice President] of [Name of Credit Party], a corporation organized and existing under the laws of the State of ________ (the "Company"), do hereby certify on behalf of the Company that:

                  1. This Certificate is furnished pursuant to the Credit Agreement, dated as of December 30, 1999, among USOL Holdings, Inc. ("Holdings"), USOL, Inc. (the "Borrower"), the financial institutions from time to time party thereto, and Paribas, as Administrative Agent and Syndication Agent, and Deutsche Bank AG, New York Branch, as Documentation Agent (such
Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his name and has held such office as of the date of the signing of any Credit Document. The signature written opposite the name and title of each such officer is his correct signature.

Name(1)                          Office                               Signature


-------------               ----------------                     ---------------
-------------               ----------------                     ---------------
-------------               ----------------                     ---------------
-------------               ----------------                     ---------------

                  3. Attached hereto as Exhibit A is a certified copy of the Certificate of Incorporation of the Company as filed in the Office of the Secretary of State of the State of ____________ on _______, 19__, together with all amendments thereto adopted through the date hereof.


                  4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company, together with all amendments thereto, which were duly adopted and are in full force and effect on the date hereof.

                  5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________, 19__ [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the Documents to which the Company is party.

                  [6. Attached hereto as Exhibit D are true and correct copies of all Employee Benefit Plans of Holdings and its Subsidiaries.

                  7. Attached hereto as Exhibit E are true and correct copies of all Shareholders' Agreements with respect to the capital stock of Holdings and its Subsidiaries.

                  8. Attached hereto as Exhibit F are true and correct copies of all Management Agreements of Holdings and its Subsidiaries.

                  9. Attached hereto as Exhibit G are true and correct copies of all Employment Agreements of Holdings and its Subsidiaries.

                  10. Attached hereto as Exhibit H are true and correct copies of all Collective Bargaining Agreements of Holdings and its Subsidiaries.

                  11. Attached hereto as Exhibit I are true and correct copies of all Debt Agreements of Holdings and its Subsidiaries.

                  12. Attached hereto as Exhibit J are true and correct copies of all Tax Sharing Agreements entered into by Holdings or any of its Subsidiaries.

                  13. Attached hereto as Exhibit K are true and correct copies of all Affiliate Contracts of Holdings or any of its Subsidiaries.

                  14. Attached hereto as Exhibit K are true and correct copies of all Material Contracts of Holdings or any of its Subsidiaries.

                  15. Attached hereto as Exhibit M are true and correct copies of the Debt Termination Documents.

                  [6.] [16.] On the date hereof, all of the conditions in Sections 4.10, 4.11, 4.14, 4.16, 5.01, 5.02 and 5.03 have been satisfied (except to the extent as to the acceptability of any items to the Agent and/or the Required Banks or as to whether the Agent and/or the Required Banks are satisfied with any of the matters described in said Sections).

                  [7.] [17.] On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects, both before and after giving effect to each Credit Event to occur on the date hereof and the application of the proceeds thereof.

                  [8.] [18.] On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Credit Events to occur on the date hereof or from the application of the proceeds thereof.]

                  [9.] [19.] There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of ____, 1999.

                                                [NAME OF CREDIT PARTY]



                                                --------------------------------
                                                Name:
                                                Title:

I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify that:

                  1. [Name of Person making above certifications] is the duly elected and qualified [President/Vice President] of the Company and the signature above is his genuine signature.

                  2. The certifications made by [name of Person making above certifications] in Items 2, 3, 4, 5, [11], [17] and [19] above are true and correct.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of ____, 1999.

                                                  [NAME OF CREDIT PARTY]



                                                  ------------------------------
                                                  Name:

                                                                       EXHIBIT F

                                PLEDGE AGREEMENT

                  PLEDGE AGREEMENT, dated as of December __, 1999 (as amended, modified or supplemented from time to time, the "Agreement"), made by each of the undersigned (each, a "Pledgor" and collectively the "Pledgors"), in favor of PARIBAS, as Collateral Agent (the "Pledgee"), for the benefit of (x) the Banks (as defined below) and the Administrative Agent (as defined below) under, and any other lender from time to time party to the Credit Agreement hereinafter referred to (such Banks, the Agent and the other lenders, if any, are hereinafter called the "Bank Creditors") and (y) if Paribas in its individual capacity, any Bank or a syndicate of financial institutions organized by Paribas or any such Bank or an affiliate of Paribas or such Bank enter into one or more
(i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements"), with, or guaranteed by, the Borrower (as defined below), Paribas, any such Bank or an affiliate of Paribas or such Bank (even if Paribas or any such Bank ceases to be a Bank under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate Protection or Other Hedging Agreements and their subsequent assigns (collectively, the "Other Creditors" and, together with the Bank Creditors, are herein called the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.

                              W I T N E S S E T H :


                  WHEREAS, USOL Holdings, Inc. ("Holdings"), USOL, Inc. (the "Borrower"), various financial institutions from time to time party thereto (the "Banks"), Paribas, as Administrative Agent (the "Administrative Agent") and Syndication Agent, and Deutsche Bank AG, New York Branch, as Documentation Agent, have entered into a Credit Agreement, dated as of December 30, 1999, providing for the making of Loans as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented, restructured or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of Holdings and whose obligations are guaranteed by the Borrower thereunder or any increase in the amount borrowed) all or any portion of, the Indebtedness under such agreement or any successor agreements; provided, that with respect to any agreement providing for the refinancing of Indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced shall be paid in full at the time of such refinancing, and all commitments issued pursuant to the refinanced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Banks shall have consented in writing to the refinancing Indebtedness being treated, along with their Indebtedness, as Indebtedness pursuant to the Credit Agreement, (ii) the refinancing Indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and (iii) a notice to the effect that the refinancing Indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Collateral Agent);

                  WHEREAS, pursuant to the Holdings Guaranty, Holdings has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and each Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors;

                  WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary of Holdings other than the Borrower (if any) have jointly and severally guaranteed the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and each Interest Rate Protection Agreement or Other Hedging Agreement entered into with one or more Other Creditors;

                  WHEREAS, the Borrower desires to incur Loans pursuant to the Credit Agreement;

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors;

                  WHEREAS, it is a condition to each of the above-described extensions of credit to the Borrower that each Pledgor shall have executed and delivered this Agreement to the Pledgee; and

                  WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgees for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and  prompt  payment  when  due  (whether  at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnitees, fees and interest thereon) of the Borrower and such Pledgor owing to the Bank Creditors, now existing or hereafter incurred under, arising out of or in connection with any Credit Document and the due performance and compliance by the Borrower and such Pledgor with the terms of each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate

Protection or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnitees, fees and interest thereon) of the Borrower and such Pledgor owing to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection or Other Hedging Agreement including, in the case of Holdings and each Subsidiary Guarantor, all obligations under the Holdings Guaranty or the Subsidiaries Guaranty in respect of Interest Rate Protection or Other Hedging Agreements (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as defined in Section 3.4 herein) or preserve its security interest in the Collateral;

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i), (ii) and (iii) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default under any Interest Rate Protection or Other Hedging Agreement and shall in any event include, without limitation, any payment default on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations"; provided, that it is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

     2. DEFINTIONS; ANNEXES. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "Administrative Agent" shall have the meaning provided in the preamble to this Agreement.

                  "Adverse  Claim"  shall  have the  meaning  given such term in
Section 8-102(a)(1) of the UCC.

                  "Agreement" shall have the meaning provided in the preamble to this Agreement.

                  "Bank Creditors" shall have the meaning provided in the preamble to this Agreement.

                  "Banks" shall have the meaning provided in the recitals to the Agreement.

                  "Borrower" shall have the meaning provided in the recitals to this Agreement

                  "Certificated Security" shall have the meaning given such term in Section 8-102(a)(4) of the UCC and shall in any event include all Stock and Notes.

                  "Clearing Corporation" shall have the meaning provided such term in Section 8-102(a)(5) of the UCC.

                  "Collateral" shall have the meaning provided in Section 3.1.

                  "Collateral Accounts" means any and all accounts established and maintained by the Pledgee in the name of the Pledgor to which Collateral may be credited.

                  "Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

                  "Credit Document Obligations" shall have the meaning provided in Section 1 to this Agreement.

                  "Domestic Corporation" shall have the meaning provided in the definition of "Stock."

                  "Event of Default" shall have the meaning provided in Section 1 to this Agreement.

                  "Foreign Corporation" shall have the meaning provided in the definition of "Stock."

                  "Holdings" shall have the meaning provided in the recitals to this Agreement.

                  "Indemnitees" has the meaning set forth in Section 11 hereof.

                  "Interest Rate Protection or Other Hedging Agreements" shall have the meaning provided in the preamble to this Agreement.

                  "Investment  Property"  has the  meaning  given  such  term in
Section 9-115(f) of the UCC.

                  "Obligations" shall have the meaning provided in Section 1 to this Agreement.

                  "Other Creditors" shall have the meaning provided in the preamble to this Agreement.

                  "Notes" means all promissory notes at any time issued to the Pledgors by any its Subsidiaries or Affiliates or any other person.

                  "Pledged Notes" shall have the meaning provided in Section 3.5 to this Agreement.

                  "Pledged  Securities"  shall  have  the  meaning  provided  in
Section 3.5 to this Agreement.

                  "Pledged Stock" shall have the meaning provided in Section 3.5 to this Agreement.

                  "Pledgee" shall have the meaning provided in the preamble to this Agreement.

                  "Pledgor" shall have the meaning provided in the preamble to this Agreement.

                  "Proceeds"  shall  have  the  meaning  provided  such  term in
                  Section 9-306(l) of the UCC. "Secured Creditors" shall have the meaning provided in the preamble to this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

                  "Security" and "Securities" shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event include all Stock (to the extent same constitute "Securities" under Section 8-102(a)(15)) and Notes.

                  "Security Entitlement" shall have the meaning provided such term in Section 8-102(a)(17) of the UCC.

                  "Stock" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by the Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by the Pledgor of any Foreign Corporation.

                  "Termination Date" has the meaning set forth in Section 19 hereof to this Agreement.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

                  "Uncertificated Security" shall have the meaning provided such term in Section 8-102(a)(18) of the UCC.

                  3.  PLEDGE OF SECURITY INTEREST, ETC.

                  3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by the Borrower, the Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Pledgee and the Banks, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Pledgee and the Banks, all of the right, title and interest of the Pledgor in and to any and all of the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral");

                  (a)      all Securities;

                  (b)      all Security Entitlements and

                  (c)      all Proceeds of any and all of the foregoing.

                  3.2 Procedures. (a) To the extent that the Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

                  (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, accompanied by undated stock powers duly executed in blank, or such other instruments of transfer as are acceptable to the Pledgee;

                  (ii) with respect to an Uncertificated Security (other than an
         Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the Secured Creditors substantially in the form of Annex A hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security originated by any other Person other than a court of competent jurisdiction;

                  (iii) with respect to a Certificated Security or Uncertificated Security, credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the Pledgor shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-115 (4)(a) and (b), 9-115 (1)(e) and 8-106 (d) of the UCC).
         The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing;

                  (iv) with respect to a Security Entitlement, the Pledgor shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-115(4)(a) and (b), 9-115(1)(e) and 8-106(d) of the UCC). The
         Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing; and

                  (v) with respect to a Note, the respective Pledgor shall physically deliver such Note to the Pledgee, duly endorsed in blank.

                  (b) In addition to the actions required to be taken pursuant to proceeding Section 3.2(a), the Pledgor shall take the following additional actions with respect to the Collateral:

                  (i) with respect to all Collateral of the Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                  (ii) the Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, on form covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the UCC).

                  3.3 Subsequently Acquired Collateral. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and
(ii) supplements to Annexes A, B and C hereto as are necessary to cause such annexes to be complete and accurate at such time.

                  3.4 Transfer  Taxes.  Each pledge of Collateral  under Section
3.1 or Section 3.3 shall be accompanied by any transfer tax and other revenue stamps, acquired at the Pledgor's expense, affixed and cancelled, as required in connection with the pledge of such Collateral.

                  3.5 Definition of Pledged Stock, Pledged Notes and Pledged Securities. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes." All of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities."

                  3.6 Certain Representations and Warranties Regarding the Collateral. The Pledgor represents and warrants that on the date hereof (i) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (ii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto, (iii) the Notes consist of the promissory notes described in Annex C hereto; (iv) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) with respect to each item of Collateral described in Annex B hereto; (v) it is the legal, record and sole beneficial owner of, and has good and marketable title to, the Stock and Notes described in Section 2 hereof subject to direct ownership thereof as listed in Annex B and Annex C hereto and there exist no options or preemptive rights in respect of any of the Stock and (vi) on the date hereof, such Pledgor owns no other Securities.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of each Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing and written notice thereof shall be given by the Pledgee to the relevant Pledgor (provided that if any of the Defaults specified in Section 9.05 of the Credit Agreement shall occur, no such notice should be required), each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it and to give consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing (or would occur as a result thereof), all cash dividends payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the respective
Pledgor; provided, that all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee, in its sole discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (ii) all other or additional stock or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement;

                  (iii) all other or additional stock or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization; and

                  (iv) all other property (other than cash) paid or distributed by way of dividend or distribution in respect of the Collateral.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Credit Document or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

     (i) to receive all amounts payable in respect of the Collateral payable to such Pledgor under Section 6;

     (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

     (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

     (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

     (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

     (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Loan Documents, no notice to or demand on the Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any Secured Creditor to any other or further action in any circumstances without demand or notice. The Secured Creditors agree that this Agreement may be enforced only by the action of the Agent or the Pledgee, in each case acting upon the instructions of the Required Banks (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the other outstanding Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Pledgee or the holders of at least a majority of the other outstanding Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement and the other Credit Documents.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

                  (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11.  INDEMNITY.

                  11.1 Indemnity. (a) Each Pledgor jointly and severally agrees to indemnify, reimburse and hold the Pledgee, each Secured Creditor and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 11.1 referred to individually as "Indemnitee," and collectively as "Indemnities") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable out-of-pocket attorneys' fees and expenses and liabilities for penalties) (for the purposes of this Section 11.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnities in any way relating to or arising out of this Agreement, any other Credit Document or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, the violation of the laws of any country, state or other governmental body or unit, any tort or contract claim; provided, that no Indemnitee shall be indemnified pursuant to this Section 11.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee; and provided further that the Pledgor shall not be requested to pay for the legal fees and expenses of more than one outside counsel for all persons indemnified under this Section 11 unless in the written opinion of outside counsel reasonably satisfactory to the Pledgor, representation of all such indemnified persons would be inappropriate due to the existence of an actual or potential conflict of interest. In no event shall any Indemnitee be liable for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. Each Pledgor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claims, demand, action, judgment or suit, such Pledgor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Pledgor of any such assertion of which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 11.1(a), each Pledgor jointly and severally agrees to pay or reimburse the Pledgee for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Pledgee's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Pledgee's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  11.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection or Other Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.

                  12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee as its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any lawful action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

                  13. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by the parties hereto and each Secured Creditor, by accepting the benefits of this Agreement, acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and under the Credit Agreement.

                  14. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of this Agreement and the Credit Documents).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. Each
Pledgor represents, warrants and covenants that: (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement); (ii) it has the full corporate power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, limited or general partners, member or creditor of the Pledgor or any of their Subsidiaries or other entity in which the Pledgor owns any equity interest) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;
(v) the execution, delivery and performance of this Agreement does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws or limited partnership agreement or limited liability company agreement, as the case may be, of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, agreement, instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition (or the obligation to create or impose) of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (vi) all the shares of Stock have been duly and validly issued, are fully paid and nonassessable; (vii) to the best knowledge of Pledgor, each of its Pledged Notes, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (viii) the pledge, collateral assignment and delivery to the Pledgee of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in such Collateral, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Collateral and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of the Collateral; and (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities with respect to which such "control" may be obtained pursuant to
Section 8-106 of the UCC. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral pledged by it pursuant to this Agreement and the proceeds thereof against the claims and demands of all persons whomsoever, and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors. Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Credit Document.

                  16. CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of the Pledgor is located at the address specified in Annex D hereto. The Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section
16. The originals of all documents in the possession of the Pledgor evidencing all Collateral, and the only original books of account and records of the Pledgor relating thereto are, and will continue to be, kept at such chief executive office at the location specified in Annex C hereto, or at such new locations as the Pledgor may establish in accordance with the last sentence of this Section 16. The Pledgor shall not establish a new location for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex D hereto so as to cause such Annex D hereto to be complete and accurate.

                  17. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to
Section 19), including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Credit Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  18.  REGISTRATION,  ETC. (a) If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral consisting of Securities, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all other Secured Creditors participating in the distribution of such Collateral consisting of Securities against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities pursuant to Section 7, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

                  19. TERMINATION, RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly assign, transfer and deliver to such Pledgor

(without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii). As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection and Other Hedging Agreements have been terminated, no Note is outstanding (and all Loans have been paid in full), and all other Obligations then owing have been paid in full and there shall exist no outstanding unsatisfied claim for reimbursement that has been made by any Indemnitee pursuant to Section 11.2.

                  (b) In the event that any part of the Collateral is sold or otherwise transferred in connection with a sale or other transfer permitted by the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement), and the proceeds of such sale or sales or from such transfer or release are applied in accordance with the terms of the Credit Agreement, such Collateral will be sold free and clear of the Liens created by this Agreement and the Pledgee, at the request and expense of the respective Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral of such Pledgor as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b), it shall deliver to the Pledgee a certificate signed by its chief financial officer or another authorized senior officer stating that the release of the respective Collateral is permitted pursuant to Section 19(a) or (b). If requested by the Pledgee
(although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel, which may be in-house counsel, reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 19.

                  (d) The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it in accordance with this Section 19.

     20. NOTICES, ETC. All notices and other communications hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and shall be delivered, mailed, telegraphed, telexed, facsimile transmitted or cabled, addressed:

                  (a) if to any Pledgor, at its address set forth opposite its signature below;

                  (b)  if to the Pledgee, at:

                           Paribas
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention:  Salo Aizenberg
                           Telephone No.:  (212) 841-2000
                           Facsimile No.:  (212) 841-2369;

                  (c) if to any Bank Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, to the Representative for the Other Creditors, at such address as such Representative may have provided to the Borrower and the Pledgee from time to time, or, in the absence of a Representative, directly to the Other Creditors at such address as the Other Creditors shall have specified in writing to the Borrower and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. All such notices and communications shall, when mailed, telegraphed, telexed, facsimile transmitted or cabled or sent by overnight courier, be effective on the third Business Day following deposit in the mails, certified, return receipt requested, when delivered to the telegraph company, cable company or on the day following delivery to an overnight courier, as the case may be, or sent by telex or facsimile device, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent.

                  21. THE PLEDGEE. The Pledgee will hold, directly or indirectly in accordance with this Agreement, all items of the Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee with respect to the Collateral, interests therein and the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in the UCC and this Agreement.

                  22. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the affected Pledgor and the Pledgee (with the written consent of the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement)); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, whether (i) the Bank Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as holders of the Interest Rate

Protection Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Banks and (ii) with respect to the Interest Rate Protection Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

                  23. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 19, (ii) be binding upon the Pledgor, its successors and assigns; provided, however, that the Pledgor shall not assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Banks or all the Banks if required by Section 13.12 of the Credit Agreement), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Secured Creditors and their respective successors, transferees and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  24. WAIVER OF JURY TRIAL. The Pledgor hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this agreement or the transactions contemplated hereby.

     25. RECOURSE. This Agreement is made with full recourse to the Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgor contained herein and in the other Credit Documents and otherwise in writing in connection herewith or therewith.

                  26. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor, the Pledgee and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of each Pledgor under this Agreement shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers, which laws would determine the solvency of each Pledgor by reference to the full amount of the Obligations at the time of the execution and delivery of this Agreement), then the amount of the Obligations of each Pledgor shall be deemed to be reduced and such Pledgor shall pay the maximum amount of the Obligations which would be permissible under the applicable law.

                  27. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  28. SUBSIDIARY AS PLEDGOR. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a copy hereof and delivering the same to the Pledgee.

                  29. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.
(a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership.

                  (b) The Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to the Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or the Pledgor.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of the Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any Bank to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date First above written.

Address:


                                                     USOL HOLDINGS, INC.,
                                                       as a Pledgor

Attention:
Telephone:
Facsimile:                                           By:________________________
                                                           Title:



                                                     USOL, INC.,
                                                       as a Pledgor

Attention:
Telephone:
Facsimile:                                           By:________________________
                                                           Title:



                                                     [SUBSIDIAIRIES],
                                                       as a Pledgor

Attention:
Telephone:
Facsimile:                                           By:________________________
                                                           Title:

Accepted and Agreed to:


PARIBAS,
   not in its individual capacity but solely as Collateral Agent and Administrative Agent for the Banks and Pledgee

By:___________________________
     Title:



By:___________________________
     Title:

                                                                         Annex A

              Form of Agreement Regarding Uncertificated Securities

                  AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of December __, 1999 among the undersigned pledgor (the "Pledgor"), Paribas, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and [ISSUER], as the issuer of the Uncertificated Securities (as defined below) (the "Issuer").

                              W I T N E S S E T H :

                  WHEREAS, the Pledgor and the Pledgee are entering into a Pledge Agreement, dated as of December __, 1999 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all "uncertificated securities" (as defined in
Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities"), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities being herein collectively called the "Issuer Pledged Interests"); and

                  WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

                  NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

                  2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

                  3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the

Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

                  4. The Issuer hereby agrees to (i) allow the Pledgee to exercise any and all withdrawal rights or other redemption rights of the Pledgor without the further consent of the Pledgor or any other Person and (ii) admit the Pledgee (or any transferee of the Pledgee with respect to the Issuer Pledged Interests) as a member of the Issuer, provided that, the Pledgee (or such transferee of the Pledgee) satisfies all requirements for membership in the Issuer contained in the Issuer's constituent documents.

                  5. The Pledgor hereby agrees not to exercise any withdrawal rights or other redemption rights with respect to the Issuer Pledged Interests without the prior written consent of the Pledgee, and the Issuer hereby agrees not to comply with any request by the Pledgor for exercise of withdrawal rights or other redemption rights with respect to the Issuer Pledged Interests without the prior written consent of the Pledgee.

                  6. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                           Paribas
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention:  Salo Aizenberg
                           Telephone:  (212) 841-2000
                           Telecopier:  (212) 841-2369

                  7. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the following address:

                           _____________________
                           _____________________
                           [Account Information]
                           ABA No.: ____________________
                           Account in the Name of:  ___________
                           Account No.:  ____________________

                  8. Except as expressly provided otherwise in Sections 6 and 7, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

                  (b)      if to the Pledgor, at:

                           [Address]
                           Telephone:  __________
                           Telecopier:   __________
                           Attention:   __________;

                  (c)      if to the Pledgee, at:

                           Paribas
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention:  Salo Aizenberg
                           Telephone:  (212) 841-2000
                           Telecopier:  (212) 841-2369

                  (d)      if to the Issuer, at:

                           [Address]
                           Attention:  ______________
                           Telephone:  ___________
                           Telecopier:  ___________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 8, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

                  9. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor which at such time owns any Issuer Pledged Interests.

                  10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

                  IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                      [  PLEDGOR          ],
                                      as a Pledgor

                                      By:_____________________________
                                      Name:
                                      Title:

                                      Paribas,
                                       not in its individual capacity but solely as Collateral Agent and Administrative Agent for the Banks and Pledgee


                                      By:_____________________________
                                      Name:
                                      Title:

                                      [ISSUER           ],
                                      the Issuer

                                      By:_____________________________
                                      Name:
                                      Title:

                                      By:_____________________________
                                      Name:
                                      Title:

                                                                         Annex B


                                  LIST OF STOCK


Name of
Issuing        Type of     Number of       Certificate     Percentage     Sub-clause of Section 3.2(a)
Corporation      Shares       Shares             No.          Owned           of Pledge Agreement
-----------     --------   ------------     -------------   ----------  -----------------------------


                                   [ALL ANNEXES TO BE COMPLETED BY THE BORROWER]

                                                                         Annex C


                                  LIST OF NOTES

                                                                         Annex D

                         LIST OF CHIEF EXECUTIVE OFFICES

                                                                       EXHIBIT G

================================================================================






                               SECURITY AGREEMENT

                                      among

                              USOL HOLDINGS, INC.,

                                   USOL, INC.,

                              VARIOUS SUBSIDIARIES

                                       and

                                    PARIBAS,

                               as Collateral Agent

                          Dated as of December __, 1999

================================================================================

                              SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of December __, 1999 (as amended, modified or supplemented from time to time, this "Agreement"), among each of the undersigned (each an "Assignor" and collectively, the "Assignors") and PARIBAS, as Collateral Agent (the "Collateral Agent"), for the benefit of (x) the Banks (as defined below) and the Agents (as defined below) under, and any other lender from time to time party to the Credit Agreement hereinafter referred to (such Banks, the Agents and the other lenders, if any, are hereinafter called the "Bank Creditors") and (y) if Paribas in its individual capacity, any Bank or a syndicate of financial institutions organized by Paribas or any such Bank or an affiliate of Paribas or such Bank enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements"), with, or guaranteed by, the Borrower (as defined below) and/or Holdings (as defined below), Paribas, any such Bank, any such syndicate of financial institutions or any such affiliate of Paribas or any Bank (even if Paribas or the respective Bank ceases to be a Bank under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate Protection or Other Hedging Agreements and their subsequent assigns (collectively, the "Other Creditors" and, together with the Bank Creditors, are herein called the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.

                              W I T N E S S E T H :


                  WHEREAS, USOL Holdings, Inc. ("Holdings"), USOL, Inc. (the "Borrower"), various financial institutions from time to time party thereto (the "Banks"), Paribas, as Administrative Agent (the "Administrative Agent") and Syndication Agent (the "Syndication Agent") and Deutsche Bank AG, New York Branch, as Documentation Agent (the "Documentation Agent," and together with the Administrative Agent and Syndication Agent, the "Agents"), have entered into a Credit Agreement, dated as of December 30, 1999, providing for the making of Loans as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented, restructured or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of Holdings and whose obligations are guaranteed by Holdings or the Borrower thereunder or any increase in the amount borrowed) all or any portion of, the Indebtedness under such agreement or any successor agreements; provided, that with respect to any agreement providing for the refinancing of Indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced shall be paid in full at the time of such refinancing, and all commitments pursuant to the refinanced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Banks shall have consented in writing to the refinancing Indebtedness being treated, along with their Indebtedness, as Indebtedness pursuant to the Credit Agreement, (ii) the refinancing Indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and (iii) a notice to the effect that the refinancing Indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Collateral Agent);

                  WHEREAS, pursuant to the Holdings Guaranty, Holdings has provided an unconditional guaranty of the payment when due of all obligations and liabilities of the Borrower under and in connection with the Credit Documents and each Interest Rate Protection Agreement or Other Hedging Agreement entered into with one or more Other Creditors;

                  WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary of Holdings other than the Borrower have jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and each Interest Rate Protection or Other Hedging Agreement with one or more Other Creditors;

                  WHEREAS, the Borrower desires to incur Loans pursuant to the credit Agreement;

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors;

                  WHEREAS, it is a condition precedent to the above-described extensions of credit that each of the Assignors shall have executed and delivered to the Collateral Agent this Agreement; and

                  WHEREAS, each Assignor desires to execute this Agreement to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent and hereby covenants and agrees with the Collateral Agent as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

                  1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of the Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) the Cash Collateral Account and any other cash collateral account established for any Assignor and all moneys, securities and instruments deposited or required to be deposited in such Cash Collateral Account and any such other cash collateral account, (v) all Equipment, (vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vii) all Patents and Copyrights, (viii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, trade secrets, (ix) (1) the Concentration Account, (2) all moneys, checks, drafts, securities and instruments deposited or required to be deposited in the Concentration Account, (3) all investments and all certificates and instruments, if any, from time to time representing or evidencing such investments and (4) all interest, dividends, cash, investments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing items listed under subclauses (1) through (3), (x) the Concentration Account Consent Letter and each other agreement from time to time entered into by any Assignor with the Concentration Account Bank and all rights of such Assignor under the Concentration Account Consent Letter and each other agreement from time to time entered into by any Assignor with the Concentration Account Bank with respect to the Concentration Account and all rights of such Assignor under the Concentration Account Consent Letter, (xi) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged Securities) and (xii) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral"), provided, however, that if any Contract prohibits, or requires the consent for (in accordance with the terms thereof after giving effect to any applicable laws), the granting of a security interest therein, or in the event the granting of a security interest in any Contract shall violate applicable law, then the security interest granted hereby shall be limited to the extent (and only to the extent) necessary so that such Contract may not be so violated or no such violation of law shall exist, as the case may be.

                  (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

                  1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Each  Assignor  represents,   warrants  and  covenants,  which
representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                  2.1. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

                  2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

                  2.3. Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than Permitted Liens), and so long as the Total Commitment has not been terminated or any Letter of Credit or Note remains outstanding or any of the Obligations remain unpaid or any Interest Rate Protection or Other Hedging Agreement remains in effect or any Obligations are owed with respect thereto, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or as permitted by the Credit Agreement.

                  2.4. Chief Executive Office; Records. The chief executive office of such Assignor is located at the address or addresses indicated on Annex A hereto. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office or at such other locations as are set forth on Annex B hereto or at such other locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section
2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request, (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) the Collateral payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the first priority security interest granted hereby.

                  2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex C hereto. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex C hereto or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Any Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 30 days prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request, (ii) with respect to such new location, it shall have taken all action satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the first priority security interest granted hereby.

                  2.6. Trade Names; Change of Name. No Assignor has or operates in any jurisdiction under, or previously has had or has operated in any jurisdiction within the five year period preceding the date of this Agreement under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex D hereto. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex D hereto and new names established in accordance with the last sentence of this
Section 2.6. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may request, (ii) with respect to such new name, it shall have taken all action requested by the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the first priority security interest granted hereby.

                  2.7. Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of each such Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection or Other Hedging Agreements and otherwise in writing in connection herewith or therewith.

                                   ARTICLE III

               SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT

                   RIGHTS; INSTRUMENTS; CONCENTRATION ACCOUNT

                  3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, the relevant Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto are genuine and in all respects what they purport to be, and that all papers and documents relating thereto (i) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the inventory, materials, equipment or merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms, except to the extent that the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by equity principles (regardless of whether enforcement is sought in equity or at law), and (iv) will be in compliance in all respects and will conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

                  3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, originals or copies of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times during, so long as no Event of Default has occurred and is continuing, normal business hours and, so long as no Event of Default has occurred or is continuing, upon prior notice to the chief financial officer or other authorized officer of such Assignor. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor) and, if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

                  3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, to the extent permitted by applicable law, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account,
(y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 7.4 of this Agreement. The reasonable out-of-pocket costs and expenses (including reasonable out-of-pocket attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the Assignors.

                  3.4. Modification of Terms; etc. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except as permitted by Section 3.5. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts, except as permitted by Section 3.5.

                  3.5. Collection. Each Assignor shall endeavor to cause to be collected from the account debtor named in each of its Receivables or obligor under any of its Contracts, as and when due (including, without limitation, amounts, services or products which are delinquent, such amounts, services or products to be collected in accordance with generally accepted lawful collection procedures) any and all amounts, services or products owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts, services or products as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts, services or products owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment or exchange, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The reasonable out-of-pocket costs and expenses (including, without limitation, reasonable out-of-pocket attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the Assignors.

                  3.6. Instruments. If any Assignor owns or acquires any Instrument constituting Collateral, such Assignor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

                 3.7. Concentration Account. (a) Within sixty days after the Initial Borrowing Date, the Assignors shall cause to be established the Concentration Account with the Concentration Account Bank as referenced in
Section 7.18 of the Credit Agreement. Each Assignor hereby agrees that, within sixty days after the Initial Borrowing Date, it shall notify the Concentration Account Bank that the Concentration Account maintained with the Concentration Account Bank by such Assignor is under the exclusive dominion and control of the Collateral Agent and all moneys, instruments and other securities received in such Concentration Account are to be held by the Concentration Account Bank for the benefit of the Collateral Agent. Furthermore, within sixty days after the Initial Borrowing Date, the Assignors shall cause the Concentration Account Bank to execute and deliver to the Collateral Agent a Concentration Account Consent Letter acknowledging the security interest and exclusive dominion and control of the Collateral Agent in all moneys, instruments and other securities deposited in the Concentration Account. Each Assignor hereby transfers to the Collateral Agent the exclusive dominion and control over the Concentration Account. Each Assignor hereby represents and warrants that it does not now maintain, and will not in the future maintain, any other account with the Concentration Account Bank other than the Concentration Account; provided, however, that any Assignor may establish and maintain additional Concentration Accounts with the Concentration Account Bank or any new Concentration Account Bank, if (x) in the case of the existing Concentration Account Bank, such Assignor, the Concentration Account Bank and the Collateral Agent shall have entered into an amendment to the existing Concentration Account Consent Letter to include such new Concentration Account under such Concentration Account Consent Letter, such amendment to be in form and substance satisfactory to the Collateral Agent, and
(y) in the case of a new Concentration Account Bank (i) the Assignor shall have given the Collateral Agent at least 15 days' prior written notice of its intention to establish a new Concentration Account with a new Concentration
Account Bank, (ii) such new Concentration Account Bank shall be reasonably acceptable to the Collateral Agent and (iii) such new Concentration Account Bank shall enter into a Concentration Account Consent Letter in the form attached hereto as Annex E with such changes as may be acceptable to the Collateral Agent.

                  (b) Until an Event of Default shall have occurred and be continuing, each Assignor is hereby authorized by the Collateral Agent to direct the disposition of any and all moneys, instruments and other securities deposited in the Concentration Account for use by the Assignor in any manner permitted by the Credit Agreement.

                  (c) Upon the occurrence and during the continuance of an Event of Default, the authorization of the Assignors under Section 3.7(b) shall be revoked and all deposits contained in the Concentration Account, and any additional moneys, instruments and other securities subsequently deposited in the Concentration Account shall be transferred to the Cash Collateral Account, to be held by the Collateral Agent as Collateral for the Obligations or applied to the Obligations in accordance with this Agreement (all such deposits in any such Cash Collateral Account shall constitute "Collateral" for all purposes of this Agreement). Upon the occurrence and during the continuance of an Event of Default, without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in Section 7.4 of this Agreement. The reasonable out-of-pocket costs and expenses (including reasonable out-of-pocket attorney's fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the Assignors.

                  3.8. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

                  4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true, lawful, sole and exclusive owner of the Marks listed in Annex F hereto and that said listed Marks constitute all the Marks that such Assignor presently owns or uses in connection with its business. Each Assignor represents and warrants that it owns or is licensed to use all Marks that it uses. Each Assignor further warrants that it has no knowledge as of the date hereof, of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any rights in any trademark, service mark or trade name. Each Assignor represents and warrants that it is the beneficial and record owner of all U.S. and foreign trademark registrations and applications listed in Annex F hereto and that said registrations are valid, subsisting and have not been cancelled and that, such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, or that there is any reason that any of said applications will not pass to registration. Each Assignor represents and warrants that upon the recordation of an Assignment of Security Interest in United States Trademarks and Patents in the form of Annex G hereto in the United States Patent and Trademark Office, together with filings on Form UCC-1 pursuant to this Agreement, all filings registrations and recordings necessary or appropriate to perfect the security interest granted to the Collateral Agent in the United States Marks covered by this Agreement under federal law will have been accomplished. Each Assignor agrees to execute such an Assignment of Security Interest in United States Trademarks and Patents covering all right, title and interest in each United States Mark, and the associated goodwill of the Assignor, and to record the same. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the U.S. Patent and Trademark Office or secretary of state or equivalent governmental agency of any State of the United States or in any foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

                  4.2. Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

                  4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to (i) any party who such Assignor believes is infringing or diluting or otherwise violating in any respect any of such Assignor's rights in and to any Mark, or (ii) any party claiming that such Assignor's use of any Mark violates in any respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Collateral Agent, diligently to prosecute any Person infringing any Mark.

                  4.4. Preservation of Marks. Each Assignor agrees to use its material Marks in interstate or foreign commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as valid and subsisting trademarks or service marks under the laws of the United States or the relevant foreign jurisdictions.

                  4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, as amended, 15 U.S.C. ss.ss. 1051 et seq. and any foreign equivalent thereof to maintain its material trademark registrations, including but not limited to affidavits of continued use and applications for renewals of registration in the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction for all of its registered Marks pursuant to 15 U.S.C. ss.ss. 1058, 1059 and 1065 and any foreign equivalent thereof, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent. Each Assignor agrees to notify the Collateral Agent three (3) months prior to the dates on which the affidavits of continued use or the applications for renewal registration are due with respect to any Mark that the affidavits of continued use or the application for renewal is being processed.

                  4.6. Future Registered Marks. If any registration for any Mark issues hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any equivalent governmental agency in any foreign jurisdiction, within 30 days of receipt of such certificate, such Assignor shall deliver to the Collateral Agent a copy of such certificate and an assignment for security in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security in such Mark to the Collateral Agent hereunder, the form of such security to be substantially the same as the form hereof or in such other form as may be satisfactory to the Collateral Agent.

                  4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same and the goodwill of such Assignor's business symbolized by said Marks and the right to recover for past infringements thereof, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency;
(ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and
(iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark applications therefor in the United States Patent and Trademark Office or any equivalent governmental agency in any foreign jurisdiction to the Collateral Agent.

                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING

                      PATENTS, COPYRIGHTS AND TRADE SECRETS

                  5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true, lawful, sole and exclusive owner of all rights in (i) all trade secrets and proprietary information necessary to operate the business of such Assignor (the "Trade Secret Rights"), (ii) the Patents listed in Annex G hereto and (iii) the Copyrights listed in Annex H hereto, that said Patents constitute all the patents and applications for patents that such Assignor now owns and that such Copyrights constitute all registrations of copyrights and applications for copyright registrations that such Assignor now owns. Each Assignor further represents and warrants that it has the exclusive right to use and practice under all such Patents and Copyrights that it owns, uses or practices under. Each Assignor further warrants that it is aware of no claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any rights of any third party in any patent or copyright or such Assignor has misappropriated any trade secret or proprietary information. Each Assignor represents and warrants that upon the recordation of an Assignment of Security Interest in United States Trademarks and Patents in the form of Annex I hereto in the United States Patent and Trademark Office and an Assignment of Security Interest in United States Copyrights in the form of Annex J hereto in the United States Copyright Office, together with filings on Form UCC-1 pursuant to this Agreement, all filings registrations and recordings necessary or appropriate to perfect the security interest granted to the Collateral Agent in the United States Patents, United States Copyrights and Trade Secret Rights covered by this Agreement under federal law will have been accomplished. Each Assignor agrees to execute an Assignment of Security Interest in United States Patents and Trademarks and an Assignment of Security Interest in United States Copyrights covering all right, title and interest in each United States Patent and each United States Copyright, and the associated goodwill of the Assignor, and to record the same. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the U.S. Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction or the U.S. Copyright Office or equivalent governmental agency in any foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and to record the same.

                  5.2. Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

                  5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to infringement, contributing infringement or active inducement to infringe in any

Patent or Copyright or to any claim that the practice of any Patent or the use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right.

                  5.4. Maintenance of Patents and Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ss. 41 and any foreign equivalent thereof to maintain in full force rights under each Patent, and to apply as permitted pursuant to applicable law for any renewal of each Copyright absent prior written consent of the Collateral Agent.

                  5.5. Prosecution of Patent Application. At its own expense, each Assignor shall diligently prosecute all applications for Patents listed in Annex G hereto and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent.

                  5.6. Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a Patent or of a Copyright registration, or of filing of an application for a Patent or Copyright registration, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright registration or Patent or certificate or registration of, or application therefor, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security, the form of such assignment for security to be substantially the same as the form hereof or in such other form as may be satisfactory to the Collateral Agent.

                  5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

                  6.1. Protection of Collateral Agent's Security. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement; all policies or certificates with respect to such insurance (and any other insurance (other than employee benefit insurance) maintained by such Assignor): (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and naming each of the Banks, the Agent and the Collateral Agent as additional insureds); and (ii) shall state that such insurance policies shall not be cancelled or revised without 30 days' prior written notice thereof by the insurer to the Collateral Agent; and certified copies of such policies shall be deposited with the Collateral Agent. If any Assignor shall fail to insure its
Inventory and Equipment in accordance with the preceding sentence, or if any Assignor shall fail to so endorse and deposit all policies with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to promptly reimburse the Collateral Agent for all costs and expenses of procuring such insurance. All proceeds of any insurance shall be deposited in the Cash Collateral Account pending application thereof pursuant to the Credit Agreement or pursuant hereto. The Collateral Agent shall, at the time such proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with
Section 7.4. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

                  6.2. Warehouse Receipts Non-negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

                  6.3. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (subject to the Permitted Liens) as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.

                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

                  7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                 (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

                (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

               (iii) withdraw all moneys, instruments and other securities in the Concentration Account and/or the Cash Collateral Account and/or in any other cash collateral account for application to the Obligations in accordance with Section 7.4;

                (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

                 (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                           (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                           (y) store and keep any Collateral so delivered to the
                  Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2; and

                           (z) while the Collateral shall be so stored and kept,
                  provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

                (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

                  7.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant

Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

                  7.3. Waiver of Claims. Except as otherwise expressly provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Assignor hereby further waives, to the extent permitted by law:

                 (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

                (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

               (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

                  7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent any other Security Document to which the Assignor is a party requires proceeds of Collateral under such agreement to be applied in accordance with the provisions of this Agreement, the Pledgee, Mortgagee or Collateral Agent under such other agreement) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

                 (i) first, to the payment of all Obligations owing the Collateral Agent (or any other Indemnitee, in the case of clause (v) referenced below) of the type provided in clauses (iii), (iv) and (v) of the definition of Obligations;

                (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(d), with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

               (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(d), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii) and following the termination of this Agreement pursuant to Section 10.9 hereof, to the relevant Assignor or as required by applicable law.

                  (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, and interest on, all Loans, and all Fees and (ii) in the case of the Interest Rate Protection Obligations, all amounts due under the Interest Rate Protection or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                  (d) All payments  required to be made hereunder  shall be made
(i) if to the Bank Creditors, to the Agent under the Credit Agreement for the account of the Bank Creditors, and (ii) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

                  (e) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Bank Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection or Other Hedging Agreements are in existence.

                  (f) It is understood that each Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (i), (ii) and (iii) of Section 7.4(a) with respect to the relevant Assignor.

                  7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Interest Rate Protection or Other Hedging Agreements, the other Credit Documents now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

                  7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

                  8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all reasonable costs, expenses or disbursements (including reasonable out-of-pocket attorneys' fees and expenses) (for the purposes of this
Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any Interest Rate Protection or Other Hedging Agreement, any other Credit Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 8.1(a), each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all out-of-pocket fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) Without limiting the application of Section 8.1(a) or (b), each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any Interest Rate Protection or Other Hedging Agreement, any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, any Interest Rate Protection or Other Hedging Agreement or any other Credit Document.

                  (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection or Other Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.

                                   ARTICLE IX

                                   DEFINITIONS

                  The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "Agent" shall have the meaning provided in the recitals to this Agreement.

                  "Agreement" shall have the meaning provided in the preamble to this Agreement.

                  "Assignor" shall have the meaning provided in the preamble to this Agreement.

                  "Bank Creditors" shall have the meaning provided in the preamble to this Agreement.

                  "Banks" shall have the meaning provided in the recitals to this Agreement.

                  "Cash Collateral Account" shall mean a non-interest bearing account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

                  "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Class" shall have the meaning provided in Section 10.2.

                  "Collateral"  shall  have  the  meaning  provided  in  Section
1.1(a).

                  "Collateral Agent" shall have the meaning provided in the preamble to this Agreement.

                  "Contract Rights" shall mean all rights of any Assignor (including without limitation all rights to payment) under each Contract.

                  "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection or Other Hedging Agreements and the Acquisition Documents).

                  "Copyrights" shall mean any U.S. or foreign copyright owned by any Assignor, including any registrations of any Copyrights, in the U.S. Copyright Office or the equivalent thereof in any foreign jurisdiction, as well as any application for a U.S. or foreign copyright registration now or hereafter made with the U.S. Copyright Office or the equivalent thereof in any foreign jurisdiction by any Assignor.

                  "Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

                  "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

                  "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement or any payment default under any Interest Rate Protection or Other Hedging Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

                  "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Indemnitee" shall have the meaning provided in Section 8.1.

                  "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Interest Rate Protection Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Interest Rate Protection or Other Hedging Agreements" shall have the meaning provided in the preamble to this Agreement.

                  "Inventory" shall mean  merchandise,  inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

                  "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

                  "Marks" shall mean all right, title and interest in and to any U.S. or foreign trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks in the United States Patent and Trademark Office, or the equivalent thereof in any State of the United States or in any foreign country, and any trade dress including logos and/or designs used by any Assignor in the United States or any foreign country.

                  "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees and interest thereon) of each Assignor owing to the Bank Creditors, now existing or hereafter incurred under, arising out of or in connection with any Credit Document and the due performance and compliance by each Assignor with the terms of each such Credit Document, including, without limitation, in the case of (x) Holdings, all obligations under the Holdings Guaranty and (y) each Subsidiary Guarantor, all obligations under the Subsidiaries Guaranty (other than those in respect of Interest Rate Protection or Other Hedging Agreements) (all such obligations and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees and interest thereon) of each Assignor owing to the Other Creditors now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection or Other Hedging Agreement including, without limitation, in the case of (x) Holdings, all obligations under the Holdings Guaranty and (y) each Subsidiary Guarantor, all obligations under the Subsidiaries Guaranty, in each case in respect of Interest Rate Protection or Other Hedging Agreements (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i), (ii) and (iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement.

                  "Other Creditors" shall have the meaning provided in the preamble to this Agreement.

     "Patents" shall mean any U.S. or foreign patent to which any Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for a U.S. or foreign patent now or hereafter made by any Assignor.

                  "Primary  Obligation"  shall  have  the  meaning  provided  in
Section 7.4(b).

                  "Pro Rata Share" shall have the meaning provided in Section 7.4(b).

                  "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods or services, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing,
(d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and
(h) all other writings related in any way to the foregoing.

                  "Representative" shall have the meaning provided in Section 7.4(d).

                  "Requisite  Creditors"  shall  have the  meaning  provided  in
Section 10.2.

                  "Secondary  Obligation"  shall have the  meaning  provided  in
Section 7.4(b).

                  "Secured Creditors" shall have the meaning provided in the preamble to this Agreement.

                  "Subsidiaries Guaranty" shall have the meaning provided in the recitals to this Agreement.

                  "Termination Date" shall have the meaning provided in Section 10.9.

                  "Trade  Secret  Rights"  shall have the  meaning  provided  in
Section 5.1.

                                    ARTICLE X

                                  MISCELLANEOUS

                  10.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and shall be delivered, mailed, telegraphed, telexed, facsimile transmitted or cabled, addressed:

                  (a) if to any Assignor, at its address set forth opposite its signature below;

                  (b)  if to the Collateral Agent:

                           Paribas
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention: Salo Aizenberg
                           Telephone No.:  (212) 841-2595
                           Facsimile No.:  (212) 841-2369;

                  (c) if to any Bank Creditor, either (x) to the Agent, at the address of the Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, to the Representative for the Other Creditors, at such address as such Representative may have provided to the Borrowers and the Collateral Agent from time to time, or, in the absence of a Representative, directly to the Other Creditors at such address as the Other Creditors shall have specified in writing to the Borrower and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. All such notices and communications shall, when mailed, telegraphed, telexed, facsimile transmitted or cabled or sent by overnight courier, be effective on the third Business Day following deposit in the U.S. mails, certified, return receipt requested, when delivered to the telegraph company, cable company or on the day following delivery to an overnight courier, as the case may be, or sent by telex or facsimile device, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent.

                  10.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor and the Collateral Agent (with the consent of the Required Banks or, to the extent required by Section 13.12 of the Credit Agreement, all of the Banks); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Bank Creditors as holders of the Credit Document Obligations or
(y) the Other Creditors as the holders of the Interest Rate Protection Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Banks and (y) with respect to the Interest Rate Protection Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

                  10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor, except to the extent that the enforceability thereof may be limited by any such event; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement, except as specifically set forth in a waiver granted pursuant to Section 10.2; or (c) any amendment to or modification of any Credit Document or any Interest Rate Protection or Other Hedging Agreement or any security for any of the Obligations; whether or not any Assignor shall have notice or knowledge of any of the foregoing, except as specifically set forth in an amendment or modification executed pursuant to
Section 10.2.

                  10.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and each Secured Creditor and their respective successors and assigns; provided, that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Collateral Agent. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, the other Credit Documents and the Interest Rate Protection or Other Hedging Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

                  10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  10.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  10.7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  10.8. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of each Assignor under or with respect to any Collateral.

                  10.9. Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section

8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of its Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection or Other Hedging Agreements have been terminated, no Note is outstanding (and all Loans have been paid in full) and all other Obligations then owing have been paid in full.

                  (b) In the event that any part of the Collateral is sold by an Assignor in connection with a sale permitted by the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the terms of the Credit Agreement, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the respective Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral of such Assignor as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that an Assignor desires that Collateral be released as provided in the foregoing Section 10.9(a) or (b), it shall deliver to the Collateral Agent a certificate signed by its chief financial officer, chief executive officer or another authorized senior officer stating that the release of the respective Collateral is permitted pursuant to Section 10.9(a) or
(b). If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), the relevant Assignor shall furnish appropriate legal opinions (from counsel, which may be in-house counsel, acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 10.

                  10.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

                  10.11. The Collateral Agent. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by the parties hereto and each Secured Creditor, by accepting the benefits of this Agreement, acknowledges and agrees that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The

Collateral  Agent shall act hereunder on the terms and  conditions  set forth in
Section 11 of the Credit Agreement.

                  10.12.  Limited  Obligations.  It is the  desire and intent of each  Assignor,  the  Collateral  Agent  and the  Secured  Creditors  that  this
Agreement shall be enforced against each Assignor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of each Assignor under this Agreement shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers, which laws would determine the solvency of any Assignor by reference to the full amount of the Obligations at the time of the execution and delivery of this Agreement), then the amount of the Obligations of such Assignor shall be deemed to be reduced and such Assignor shall pay the maximum amount of the Obligations which would be permissible under the applicable law.

                  10.13. Subsidiary as Assignor. It is understood and agreed that any Subsidiary of the Borrower and/or Holdings that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become a Assignor hereunder by executing a copy hereof and delivering the same to the Collateral Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:

[___________________                                        USOL HOLDINGS, INC.,
____________________                                             as an Assignor
Attention: ____________

Telephone: ________________
Facsimile:  _________________]                               By:________________
                                                                  Name:
                                                                  Title:
[___________________                                         USOL, INC.,
____________________                                             as an Assignor
Attention: ____________

Telephone: ________________
Facsimile:  _________________]                               By:________________
                                                                  Name:
                                                                  Title:
[___________________                                         [SUBSIDIARIES],
____________________                                             as an Assignor
Attention: ____________

Telephone: ________________
Facsimile:  _________________]                               By:________________
                                                                  Name:
                                                                  Title:

Accepted and Agreed to:


PARIBAS,

as Collateral Agent and Administrative Agent for the Banks


By:______________________
    Title:


By:______________________
    Title:

                                                                        ANNEX A
                                                                           TO
                                                                        SECURITY
                                                                       AGREEMENT


            SCHEDULE OF CHIEF EXECUTIVE OFFICES/RECORD LOCATIONS

1.       USOL Holdings, Inc.



2.       USOL, Inc.



3.       [Subsidiaries]



                           [INFORMATION TO ALL ANNEXES

                           TO BE PROVIDED BY BORROWER]

                                                                        ANNEX B
                                                                          TO
                                                                        SECURITY
                                                                       AGREEMENT


              SCHEDULE OF RECEIVABLES AND CONTRACT RIGHTS LOCATIONS

1.       USOL Holdings, Inc.



2.       USOL, Inc.



3.       [Subsidiaries]

                                                                        ANNEX C
                                                                            TO
                                                                        SECURITY
                                                                       AGREEMENT


                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

1.       USOL Holdings, Inc.



2.       USOL, Inc.



3.       [Subsidiaries]

                                                                        ANNEX D
                                                                          TO
                                                                        SECURITY
                                                                       AGREEMENT


                           TRADE AND FICTITIOUS NAMES

1.       USOL Holdings, Inc.



2.       USOL, Inc.



3.       [Subsidiaries]

                                                                        ANNEX E
                                                                           TO
                                                                        SECURITY
                                                                       AGREEMENT

                      CONCENTRATION ACCOUNT CONSENT LETTER

                                                                 ______ __, 199_

[Name and address
of Concentration Account Bank]


Gentlemen:

                  We refer to account number _____ (the "Concentration Account") maintained with you by [NAME OF CREDIT PARTY] (the "Company") and into which certain moneys, instruments and other property are deposited from time to time. The Company has granted to Paribas, as Collateral Agent (the "Collateral Agent") for the benefit of the Secured Creditors under, and as defined in, the Security Agreement, dated as of December __, 1999, among USOL Holdings, Inc., USOL, Inc., (the "Borrower"), various subsidiaries and the Collateral Agent, a security interest in all assets and properties of the Company, including, among other things, the Concentration Account, all moneys, instruments and other property deposited therein and all certificates or other instruments, if any, representing or evidencing the Concentration Account. It is a condition to the continued maintenance of the Concentration Account with you that you agree to this Letter Agreement.

                  By signing this Letter Agreement, you agree that from the date hereof the Concentration Account shall be under the exclusive dominion and control of the Collateral Agent and all moneys, instruments and other property of the Company received in connection therewith whether or not deposited in the Concentration Account shall be held solely for the benefit of the Collateral Agent. The Concentration Account shall be subject to written instructions only from the Collateral Agent. You agree to:

                  (a) follow your usual operating procedures for the handling of any remittance received in the Concentration Account that contains restrictive endorsements, irregularities, such as a variance between the written and numerical amounts, undated or postdated items, missing signature, incorrect payee, etc.;

                  (b)  indorse  and  process  all  eligible   checks  and  other
         remittance items, not covered by subparagraph (a) above, deposit such checks and other remittance items in the Concentration Account; and

                  (c) maintain a record of all checks and other remittance items received in the Concentration Account and, in addition to providing the Company with photostats, vouchers, enclosures, etc. of checks and other remittance items received on a daily basis, as well as a monthly statement, furnish to the Collateral Agent, free of any service charge payable by the Collateral Agent, your regular bank statement with respect to the

         Concentration Accounts, with the words "Paribas, as Collateral Agent Re: [NAME OF CREDIT PARTY]" included thereon so that there is no confusion as to ownership of the Concentration Account and so that the Collateral Agent is able to properly identify the Concentration Account.

                  You hereby agree to follow the instructions of the Borrower with respect to the disposition of any and all moneys, securities and other instruments deposited in the Concentration Account as directed by the Borrower unless and until you have received written instructions to the contrary from the Collateral Agent, in which case you agree to follow such instructions from the Collateral Agent.

                  You waive and agree not to assert, claim or endeavor to exercise, and by executing this Letter Agreement bar and estop yourself from asserting, claiming or exercising, and you acknowledge that you have not heretofore received a notice from any other party asserting, claiming or exercising, any right of setoff, banker's lien or other purported form of claim with respect to the Concentration Account and funds from time to time therein. You shall have no rights in the Concentration Account or the funds therein. To the extent you may ever have any such rights, you hereby expressly subordinate all such rights to all rights of the Collateral Agent.

                  You may terminate this Letter Agreement only upon thirty days' prior written notice to that effect to the Borrower and the Collateral Agent, by cancelling the Concentration Account maintained with you and transferring all funds, if any, in such Concentration Account to the Collateral Agent. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collateral Agent at such address anything from time to time received in the Concentration Account.

                  THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                             Very  truly  yours,
                                                             [NAME   OF   CREDIT
                                                             PARTY]

                                                             By:________________
                                                                Title:


                                                             PARIBAS,
                                                             as Collateral Agent
                                                             By:________________
                                                                Title:


                                                             By:________________
                                                                Title:
Acknowledged and agreed to as of
the date first above written.

[CONCENTRATION ACCOUNT BANK]


By:_________________________
     Title:

                                                                        ANNEX F
                                                                           TO
                                                                        SECURITY
                                                                       AGREEMENT

                                 LIST OF MARKS

                            Registration Registration

Trademark               Number                  Date                    Country
---------               ------                  ----                     -------

                                                                        ANNEX G
                                                                           TO
                                                                        SECURITY
                                                                       AGREEMENT


                        LIST OF PATENTS AND APPLICATIONS

                                                                        ANNEX H
                                                                           TO
                                                                        SECURITY
                                                                       AGREEMENT

                       LIST OF COPYRIGHTS AND APPLICATIONS

                                                                        ANNEX I
                                                                          TO
                                                                        SECURITY
                                                                       AGREEMENT

                        ASSIGNMENT OF SECURITY INTEREST IN

                      UNITED STATES TRADEMARKS AND PATENTS

                  FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [ASSIGNOR], a _______ corporation (the "Assignor") with principal offices at ______________________________________, hereby assigns and grants to Paribas, as Collateral Agent, with principal offices at 787 Seventh Avenue, New York, New York 10019 (the "Assignee"), a security interest in (i) all of the Assignor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, (ii) all of the Assignor's right, title and interest in and to the United States patents (the "Patents") set forth on Schedule B attached, in each case together with
(iii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents, (iv) the goodwill of the businesses symbolized by the Marks and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

                  THIS ASSIGNMENT is made to secure the full and prompt performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement between the Assignor, the other assignors party thereto and the Assignee, dated as of December __, 1999 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in the Marks and Patents acquired under this Assignment.

                  This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

     IN WITNESS WHEREOF, the undersigned has executed this Assignment as of the ____ day of ______, ---.


                                                   [ASSIGNOR],
                                                   as Assignor
                                                   By:__________________________
                                                      Title:


                                                   PARIBAS,
                                                   as Collateral Agent, Assignee
                                                   By:__________________________
                                                      Title:

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


                  On this ____ day of ________, ____, before me personally came _________________, who, being by me duly sworn, did state as follows: that [s]he is ______________ [title] of [ASSIGNOR], that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

                                                       -------------------------
                                                              Notary Public

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


                  On this ____ day of ____________, ____, before me personally came ____________________, who, being by me duly sworn, did state as follows: that he is [Title] of Paribas, that he is authorized to execute the foregoing Assignment on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

                                                       -------------------------
                                                              Notary Public

                                                                      SCHEDULE A

                   REGISTERED U.S. TRADEMARKS AND SERVICEMARKS

MARK                              REG. NO.                          REG. DATE
----                              --------                          ---------

                                                                      SCHEDULE B

                              UNITED STATES PATENTS

PATENT NO.                        TITLE                             ISSUE DATE
----------                        -----                             ----------

                                                                        ANNEX J
                                                                           TO
                                                                        SECURITY
                                                                       AGREEMENT

                          ASSIGNMENT OF SECURITY INTEREST

                          IN UNITED STATES COPYRIGHTS

                  WHEREAS,   [ASSIGNOR],   a  ______________   corporation  (the
"Assignor"), having its chief executive officer at ________________________________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for resignation set forth in Schedule A attached hereto;

                  WHEREAS, PARIBAS, as Collateral Agent, having its principal offices at 787 Seventh Avenue, New York, New York 10019 (the "Assignee"), desires to acquire a security interest in, and lien on, said copyrights and copyright registrations and applications therefor and the goodwill of the business symbolized by said copyrights; and

                  WHEREAS, the Assignor is willing to assign to the Assignee, and to grant to the Assignee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above;

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of December __, 1999, between the Assignor and the Assignee (as amended from time to time, the "Security Agreement"), the Assignor hereby assigns to the Assignee, and grants to the Assignee a security interest in and a lien upon, the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto and the goodwill of the business symbolized by said copyrights.

                  This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                  Executed at New York, New York, the ____ day of _______, ____.

                                               [ASSIGNOR],
                                                as Assignor
                                                By___________________________
                                                  Name:
                                                  Title:

                                                PARIBAS,
                                                as Collateral Agent, Assignee
                                                By___________________________
                                                  Name:
                                                  Title:

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


                  On  this  ___  day  of   ________________,   ____,  before  me
personally came ___________________, who, being duly sworn, did depose and say that he is ____________________ of [Assignor], that he is authorized to execute the foregoing Assignment on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

                                                      -------------------------
                                                            Notary Public

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


                  On  this  ___  day  of   ________________,   ____,  before  me
personally came ___________________, who, being duly sworn, did depose and say that he is ____________________ of Paribas, that he is authorized to execute the foregoing Assignment on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

                                                      -------------------------
                                                              Notary Public

                                                                      SCHEDULE A


                                 U.S. COPYRIGHTS

 REGISTRATION                         PUBLICATION
    NUMBERS                               DATE                   COPYRIGHT TITLE
 -------------                       --------------              ---------------

                     TABLE OF CONTENTS

                                                                           Page

ARTICLE I  SECURITY INTERESTS..................................................2

         1.1.  Grant of Security Interests.....................................2
         1.2.  Power of Attorney...............................................3

ARTICLE II  GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS..................3

         2.1.  Necessary Filings...............................................4
         2.2.  No Liens........................................................4
         2.3.  Other Financing Statements......................................4
         2.4.  Chief Executive Office; Records.................................4
         2.5.  Location of Inventory and Equipment.............................5
         2.6.  Trade Names; Change of Name.....................................5
         2.7.  Recourse........................................................5

ARTICLE III  SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT

         RIGHTS; INSTRUMENTS; CONCENTRATION ACCOUNT............................6
         3.1.  Additional Representations and Warranties.......................6
         3.2.  Maintenance of Records..........................................6
         3.3.  Direction to Account Debtors; Contracting Parties; etc..........7
         3.4.  Modification of Terms; etc......................................7
         3.5.  Collection......................................................7
         3.6.  Instruments.....................................................7
         3.7.   Concentration Account..........................................8
         3.8.  Further Actions.................................................9

ARTICLE IV  SPECIAL PROVISIONS CONCERNING TRADEMARKS...........................9

         4.1.  Additional Representations and Warranties.......................9
         4.2.  Licenses and Assignments........................................9
         4.3.  Infringements...................................................9
         4.4.  Preservation of Marks..........................................10
         4.5.  Maintenance of Registration....................................10
         4.6.  Future Registered Marks........................................10
         4.7.  Remedies.......................................................10

ARTICLE V  SPECIAL PROVISIONS CONCERNING
         PATENTS, COPYRIGHTS AND TRADE SECRETS................................11

         5.1.  Additional Representations and Warranties......................11
         5.2.  Licenses and Assignments.......................................11
         5.3.  Infringements..................................................11

         5.4.  Maintenance of Patents and Copyrights..........................12
         5.5.  Prosecution of Patent Application..............................12
         5.6.  Other Patents and Copyrights...................................12
         5.7.  Remedies.......................................................12

ARTICLE VI  PROVISIONS CONCERNING ALL COLLATERAL..............................13

         6.1.  Protection of Collateral Agent's Security......................13
         6.2.  Warehouse Receipts Non-negotiable..............................13
         6.3.  Further Actions................................................13
         6.4.  Financing Statements...........................................13

ARTICLE VII  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.....................14

         7.1.  Remedies; Obtaining the Collateral Upon Default................14
         7.2.  Remedies; Disposition of the Collateral........................15
         7.3.  Waiver of Claims...............................................16
         7.4.  Application of Proceeds........................................16
         7.5.  Remedies Cumulative............................................18
         7.6.  Discontinuance of Proceedings..................................18

ARTICLE VIII  INDEMNITY.......................................................19

         8.1.  Indemnity......................................................19
         8.2.  Indemnity Obligations Secured by Collateral; Survival..........20

ARTICLE IX  DEFINITIONS.......................................................20


ARTICLE X  MISCELLANEOUS......................................................24

         10.1.  Notices.......................................................24
         10.2.  Waiver; Amendment.............................................25
         10.3.  Obligations Absolute..........................................26
         10.4.  Successors and Assigns........................................26
         10.5.  Headings Descriptive..........................................26
         10.6.  Severability..................................................26
         10.7.  Governing Law.................................................26
         10.8.  Assignor's Duties.............................................26
         10.9.  Termination; Release..........................................26
         10.10.  Counterparts.................................................27
         10.11.  The Collateral Agent.........................................27
         10.12.  Limited Obligations..........................................28
         10.13.  Subsidiary as Assignor.......................................28

ANNEX A Schedule of Chief Executive Offices/Record Locations
ANNEX B Schedule of Receivables  and Contract  Rights  Locations
ANNEX C Schedule of Inventory  and Equipment  Locations
ANNEX D Trade and Fictitious  Names
ANNEX E  Concentration Account  Consent  Letter
ANNEX F List of  Marks
ANNEX G List of  Patents  and Applications
ANNEX H List of Copyrights and Applications
ANNEX I Assignment of Security Interest in United States Trademarks and Patents ANNEX J Assignment of Security Interest in United States Copyrights

                                                                       EXHIBIT H

                              SUBSIDIARIES GUARANTY

                  GUARANTY, dated as of December __, 1999 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned (each a "Guarantor" and, together with each other entity that is required to execute a counterpart hereof pursuant to Section 25 hereof, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :


                  WHEREAS, USOL Holdings, Inc. ("Holdings"), USOL, Inc. (the "Borrower"), various financial institutions from time to time party thereto (the "Banks"), Paribas, as Administrative Agent (the "Administrative Agent") and Syndication Agent (the "Syndication Agent"), and Deutsche Bank AG, New York Branch, as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent and Syndication Agent, the "Agents"), have entered into a Credit Agreement, dated as of December 30, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower as contemplated therein (the Banks, the Agents and the Collateral Agent herein called the "Bank Creditors");

                  WHEREAS, the Borrower may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with any Bank, any affiliate thereof or a syndicate of financial institutions organized by any such Bank or affiliate of any such Bank or affiliate (even if any such Bank ceases to be a Bank under the Credit Agreement for any reason) and any such other institution that participates in such Interest Rate Protection Agreements or Other Hedging Agreements and their subsequent successors and assigns collectively, the "Other Creditors", and together with the Bank Creditors, the "Creditors");

                 WHEREAS, the Borrower is a Wholly-Owned Subsidiary of Holdings;

                  WHEREAS, each Guarantor is a direct or indirect Wholly-Owned Subsidiary of the Borrower;

                  WHEREAS, it is a requirement under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Banks to maintain and make Loans to the Borrower and the Other Creditors to maintain and enter into Interest Rate Protection Agreements or Other Hedging Agreements with the Borrower;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

                  1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees: (i) to the Bank Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and (y) all other obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Bank Creditors (including, without limitation, indemnities, Fees and interest thereon) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms, conditions and agreements contained in the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations being herein collectively called the "Credit Agreement Obligations"); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Other Creditors (including, without limitation, indemnities, fees and interest thereon) under any Interest Rate Protection Agreements or Other Hedging Agreements, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities under this clause (ii) being herein collectively called the "Other Obligations", and together with the Credit Agreement Obligations are herein collectively called the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or against any other guarantor under any other guaranty covering all or a portion of the Guaranteed Obligations. This Guaranty shall constitute a guaranty of payment and not of collection. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower are made under Sections 3.03 and 3.04 of the Credit Agreement.

                  2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

                  3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (i) any direction as to application of payment by the Borrower or by any other party, (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (iii) any payment on or in reduction of any such other guaranty or undertaking, (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (v) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (vi) any action or inaction by the Creditors as contemplated in Section 6 hereof or (vii) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

                  4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor of the Borrower or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor of the Borrower or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

                  5. Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Agents or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor of the Borrower).

                  6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                 (i) change the  manner,  place or terms of payment  of,  and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                (ii) take and hold security for the payment of the Guaranteed Obligations and/or sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

               (iii) exercise or refrain from exercising any rights against the Borrower, any Guarantor, any other guarantor of the Borrower or others or otherwise act or refrain from acting;

                (iv) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

                 (v) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

     (vi)  release  or  substitute  any  one  or  more  endorsers,   guarantors,
Guarantors, the Borrower or other obligors;

               (vii) consent to or waive any breach of, or any act, omission or default under, the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements; and/or

              (viii) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

                  7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

                  8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                  10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Agents, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  11. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Banks (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Creditors upon the terms of this Guaranty and the Security Documents. The Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, or stockholder of any Guarantor (except to the extent such stockholder is also a Guarantor hereunder).

                  12. In order to induce the Banks to make Loans pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection Agreements or Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

                  (a)  Such  Guarantor  (i)  is a  duly  organized  and  validly existing corporation and is in good standing under the laws of the jurisdiction of its organization, and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified except where the failure to be so qualified could reasonably be expected to have a material adverse effect on the business, operations, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of such Guarantor or of such Guarantor and its Subsidiaries taken as a whole.

                  (b) Such Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and each other Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty and each such other Document. Such Guarantor has duly executed and delivered this Guaranty and each other Document to which it is a party, and this Guaranty and each such other Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and equitable principles (regardless of whether such enforceability is sought in equity or at law).

                  (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof: (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement or other instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

                  (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other Document to which such Guarantor is a party, or
         (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Document to which such Guarantor is a party.

                  (e) There are no actions, suits or proceedings pending or threatened (i) with respect to this Guaranty or any other Document to which such Guarantor is a party, (ii) with respect to any Indebtedness of such Guarantor or any of its Subsidiaries, (iii) that could reasonably be expected to have a material adverse effect on the business, operations, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of such Guarantor or of such Guarantor and its Subsidiaries taken as a whole or (iv) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Creditors or on the ability of such Guarantor to perform its respective obligations to the Creditors hereunder and under the other Credit Documents to which it is a party.

                  13. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements and when no Note remains outstanding and all other Guaranteed Obligations have been paid in full (other than indemnities described in Section 13.01 of the Credit Agreement and analogous provisions in the Security Documents which are not then due and payable), such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

                  14. The Guarantors hereby jointly and severally agree to pay all out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty and the protection of such Creditor's rights hereunder, and in connection with any amendment, waiver or consent relating hereto (including, without limitation, the fees and disbursements of counsel employed by the Agents or any of the Creditors).

                  15. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

                  16. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated in any manner whatsoever unless in writing duly signed by the Administrative Agent (with the consent of (x) the Required Banks or, to the extent required by Section 13.12 of the Credit Agreement, all of the Banks, at all times prior to the time at which all Credit Agreement Obligations have been paid in full, or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time at which all Credit Agreement Obligations have been paid in full) and each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Guaranty, the term "Class" shall mean each class of Creditors, i.e., whether (i) the Bank Creditors as holders of the Credit Agreement Obligations or (ii) the Other Creditors as holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Agreement Obligations, the Required Banks and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

                  17. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and the Interest Rate Protection Agreements or Other Hedging Agreements has been made available to its principal executive officers and such officers are familiar with the contents thereof.

                  18. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event, include, without limitation, any payment default on any of the Guaranteed Obligations continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Creditor acknowledges and agrees that the provisions of this Section 18 are subject to the sharing provisions set forth in Section 13.06(b) of the Credit Agreement.

                  19. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of any Bank Creditor, as provided in the

Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantor; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                  20. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Note or any Interest Rate Protection Agreement or Other Hedging Agreement or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  21. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  (B) ANY  LEGAL  ACTION  OR  PROCEEDING  WITH  RESPECT  TO THIS
GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH ANY GUARANTOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH GUARANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY OF THE CREDITORS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION.

                  (C) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (B) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (D) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  22. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 8.02 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Banks (or all Banks if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 22).

                  23. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

                  24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  25. It is understood and agreed that any Subsidiary of Holdings that is required to execute a counterpart of this Guaranty pursuant to the Credit Agreement after the date hereof shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                  26. It is the  desire  and  intent of each  Guarantor  and the
Creditors that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of each Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of such Guarantor shall be deemed to be reduced and such Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

                                      * * *

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address:                                [SUBSIDIARIES]


                                        By: ____________________________________
                                               Title:


Accepted and Agreed to:
PARIBAS, as Administrative Agent for the Banks


By_________________________________
    Title:



By_________________________________
    Title:

                                                                       EXHIBIT I





December __, 1999

To the Administrative Agent and the Banks party to the Credit Agreement referred to below:

Re:  USOL, Inc. Credit Facility

Ladies and Gentlemen:

                  Reference is made to (i) the Credit Agreement, dated as of December 30, 1999, among USOL Holdings, Inc. ("Holdings"), USOL, Inc. (the "Borrower"), the financial institutions party thereto from time to time (each, a "Bank" and, collectively, the "Banks"), Paribas, as Administrative Agent (the "Administrative Agent") and Syndication Agent (the "Syndication Agent") and Deutsche Bank AG, New York Branch, as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent and Syndication Agent, the "Agents") (as such Credit Agreement may be amended, modified or supplemented from time to time, the "Credit Agreement") and (ii) the Subsidiaries Guaranty, dated as of December __, 1999, among various subsidiaries of the Borrower (each a "Subsidiary Guarantor," and collectively, the "Subsidiary Guarantors") and Paribas, as Collateral Agent (the "Collateral Agent") (as such Subsidiaries Guaranty may be amended, modified or supplemented from time to time, the "Subsidiaries Guaranty").

                  Each of Holdings and the Borrower, pursuant to Section 13.08 of the Credit Agreement, and each Subsidiary Guarantor, pursuant to Section 21 of the Subsidiaries Guaranty, has irrevocably designated, appointed and empowered the undersigned (at the undersigned's office located at 1633 Broadway, New York, New York 10019), as its authorized designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such legal action or proceeding with respect to the Credit Agreement or the Subsidiaries Guaranty, as the case may be, and/or any other Credit Document (as defined in the Credit Agreement) to which it is a party in the courts of the State of New York or of the United States of America for the Southern District of New York.

                  The undersigned hereby (a) informs you that it irrevocably accepts such appointment and will perform such obligations as agent as set forth in Section 13.08 of the Credit Agreement and Section 21 of the Subsidiaries Guaranty and (b) agrees with you that (i) it will not terminate such agency relationship prior to December 31, 2006, provided that this appointment as agentshall remain in full force and effect so long as any dispute arising under, or relating to, the Credit Agreement, any Credit Document or the transactions contemplated thereby shall continue and the undersigned is advised in writing of any extension of such date and also provided that the undersigned has received payment for service through that date, (ii) it will maintain an office in New York, New York, at all times to and including said date and will give you prompt notice of any change of its address during such period and (iii) it will promptly forward to Holdings, the Borrower, or a Subsidiary Guarantor, as the case may be, any such summons, complaint or other legal process that the undersigned receives in connection with its appointment as such agent of Holdings, the Borrower, and the Subsidiary Guarantors.

                  As process agent, the undersigned, and its successor or successors, agree to discharge the above-mentioned obligations and will not refuse fulfillment of such obligations under Section 13.08 of the Credit Agreement and Section 21 of the Subsidiaries Guaranty.

Very truly yours,



CT CORPORATION SYSTEM



_______________________________
Name:
Title:

                                                                       EXHIBIT J

                         OFFICER'S SOLVENCY CERTIFICATE

     I, the undersigned, [Chairman] [President] [Chief Financial Officer] of USOL Holdings, Inc., a [Delaware] corporation ("Holdings"), do hereby certify on behalf of Holdings that:

     1. This Certificate is furnished to the Banks pursuant to Section 4.13 of the Credit Agreement, dated as of December 30, 1999, among Holdings, USOL, Inc., various financial institutions from time to time party thereto (the "Banks"), Paribas, as Administrative Agent and Documentation Agent, and Deutsche Bank AG, New York Branch, as Documentation Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

     2. For purposes of this Certificate, the terms below shall have the following definitions:

         (a)      "Fair Value"

                  The amount at which the assets, in their entirety,  of each of
                  (i) Holdings and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

         (b)      "Present Fair Salable Value"

                  The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of each of (i) Holdings and its Subsidiaries (taken as a whole) and
                  (ii) the Borrower (on a stand-alone basis) are sold with reasonable promptness under normal selling conditions in a current market.

         (c)      "New Financing"

                  The indebtedness incurred or to be incurred by Holdings and the other Guarantors under the Credit Documents and all other financing contemplated by the Credit Documents.

         (d)      "Stated Liabilities"

                  The recorded liabilities (including Contingent Liabilities that would be recorded in accordance with generally accepted accounting principles ("GAAP") consistently applied) of Holdings and the other Guarantors at ______________, 1999, together with (i) the net change in long-term debt (including current maturities) between ______________, 1999 and the date hereof and (ii) without duplication, the amount of all New Financing.

         (e)      "Contingent Liabilities"

                  The maximum estimated amount of liability reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of Holdings and its Subsidiaries (exclusive of such Contingent Liabilities to the extent reflected in Stated Liabilities).

         (f) "Will be able to pay its Stated Liabilities and Identified Contingent Liabilities, as they mature"

                  For the period from the date hereof through the stated maturity of all New Financing, each of (i) Holdings and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) will have sufficient assets and cash flow to pay their respective Stated Liabilities and Contingent Liabilities as those liabilities mature or otherwise become due.

         (g)      "Does not have Unreasonably Small Capital"

                  For the period from the date hereof through the stated maturity of all New Financing, each of (i) Holdings and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis), after consummation of all Indebtedness (including the Loans) being incurred or assumed and Liens created by Holdings and the Borrower in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern despite moderately negative deviations from the Projections discussed below.

     3. For purposes of this Certificate, I or officers of Holdings under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

         (a) I have reviewed the financial statements referred to in Sections 4.15(a) and 6.05(a) of the Credit Agreement.

         (b) I have reviewed the unaudited pro forma consolidated balance sheet of the Holdings and its Subsidiaries referred to in Sections 4.15(a) and 6.05(a) of the Credit Agreement.

         (c) I have made inquiries of certain officers of the Holdings and its Subsidiaries who have responsibility for financial and accounting matters regarding (i) the existence and amount of Contingent Liabilities associated with the business of Holdings and its Subsidiaries and (ii) whether the unaudited pro forma consolidated financial statements referred to in paragraph (b) above are in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements as at December 31, 1998.

         (d) I have knowledge of and have reviewed to my satisfaction the Credit Documents and the other Documents, and the respective Schedules and Exhibits thereto.

         (e)      With respect to Contingent Liabilities, I:

1. inquired of certain officials of Holdings and its Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all Contingent Liabilities known to them;

2. confirmed with officers of Holdings and its Subsidiaries, that, to the best of such officers' knowledge, (i) all appropriate items were included in Stated Liabilities or the listing of Contingent Liabilities made known to me in the course of my inquiry and that (ii) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof; and

3. I hereby certify that, to the best of my knowledge, all material Contingent Liabilities have been considered in making the certification set forth in paragraph 4 below, and with respect to each such Contingent Liability the estimated maximum amount of liability with respect thereto was used in making such certification.

(f) I have examined the Projections relating to Holdings and its Subsidiaries which have been previously delivered to the Banks, and have re-examined the Projections on the date hereof and considered the effect thereon of any changes since the date of the preparation thereof on the results projected therein. After such review, I hereby certify that in my opinion the Projections are reasonable and attainable (although actual results may differ from the Projections and no representation is made that the Projections will in fact be attained) and the Projections support the conclusions contained in paragraph 4 below.

(g) I have made inquiries of certain officers of Holdings and its Subsidiaries who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause each of (i) Holdings and its Subsidiaries (taken as a whole) or (ii) the Borrower (on a stand alone basis), after giving effect to the Transaction and the related financing transactions (including the incurrence of the New Financing), to (i) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Contingent Liabilities; (ii) have Unreasonably Small Capital; or (iii) not be able to pay its Stated Liabilities and Contingent Liabilities as they mature or otherwise become payable.

     4. Based on and subject to the foregoing, I hereby certify on behalf of Holdings that, after giving effect to the Transaction and the related financing transactions (including the incurrence of the New Financing), it is my informed opinion that (x) the Fair Value and Present Fair Salable Value of the assets of each of (i) Holdings and its Subsidiaries (taken as a whole) or (ii) the Borrower (on a stand alone basis), exceed their respective Stated Liabilities and Contingent Liabilities; (y) each of (i) Holdings and its Subsidiaries (taken as a whole) or (ii) the

Borrower (on a stand alone basis), does not have Unreasonably Small Capital; and
(z) each of (i) Holdings and its Subsidiaries (taken as a whole) or (ii) the Borrower (on a stand alone basis) will be able to pay their respective Stated Liabilities and Contingent Liabilities, as they mature or otherwise become payable.

                  IN WITNESS WHEREOF, I have hereto set my hand this __ day of December, 1999.

                                                 USOL HOLDINGS, INC.

                                                 By:___________________________
                                                    Name:
                                                    Title:

                                                                       EXHIBIT K

                     BORROWING BASE CERTIFICATE AS OF [DATE]

To: The Banks party to the Credit Agreement, dated as of December 30, 1999, among USOL Holdings, Inc. ("Holdings"), USOL, Inc. (the "Borrower"), the financial institutions party thereto from time to time (the "Banks"), Paribas, as Administrative Agent and Syndication Agent and Deutsche Bank AG, New York Branch, as Documentation Agent (the "Credit Agreement")(1)


                                                                      Amount in
                                                                    U.S. Dollars

1.        Cable Television Subscribers

          $675 multiplied by the number of Cable
          Television Subscribers

2.        Telephony Subscribers                                     $___________


           $450 multiplied by the number of Telephony
           Subscribers


3.        Indebtedness Outstanding                                  $___________


          Less - Indebtedness outstanding (exclusive of Loans)


4.        Total                                                      $__________

     The undersigned hereby certifies that all of the information provided above is true and correct as of the date first above written.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this _____ day of _____________.
                                                    USOL, INC.



                                                    By:_________________________
                                                       Name:
                                                       Title:

------------------------

1 All capitalized terms used herein shall have the meaning provided therefor in such Credit Agreement.

                                                                       EXHIBIT L


                    BANK ASSIGNMENT AND ASSUMPTION AGREEMENT

                                                         Date __________________



     Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as defined. _________________ (the "Assignor") and _______________ (the "Assignee")
hereby agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 4 of Annex I hereto, including, without limitation,
(x) in the case of any assignment of all or any portion of the Loan Commitment, all rights and obligations with respect to the Assigned Share of such Loan Commitment and (y) in the case of any assignment of Loans not accompanied by an assignment of a Loan Commitment (which may only occur when there is no Loan Commitment), all rights and obligations with respect to the Assigned Share of such Loans. After giving effect to such sale and assignment, the Assignee's Loan Commitment and the amount of the outstanding Loans owing to the Assignee will be as set forth in Item 4 Annex I hereto.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Credit Parties of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent and collateral agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and reasonably the Collateral Agent by the terms thereof, together with such powers as are incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; [and (vi) to the extent legally entitled to do so, attaches the forms described in Section 3.04(b)(ii) of the Credit Agreement.](1)

     4. Following the execution of this Bank Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together all attachments) will be delivered to the Administrative Agent. The effective date of this Bank Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee and the receipt of the consent of Paribas pursuant to Section 13.04(b) of the Credit Agreement and receipt by the Administrative Agent of the assignment fee referred to in such Section 13.04(b) (the "Settlement Date").

     5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Bank Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Bank Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

     6. It is agreed that the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I and
(y) all Commitment Commission (if applicable) on the Assigned Share of the Unutilized Commitment at the rate specified in Item 7 of Annex I hereto; which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Commission, to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the Loans made by the Assignor, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.

     7. THIS BANK ASSIGNMENT AND ASSUMPTION AGREEMENT SEIALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Bank Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.

Accepted this __ day                          [NAME OF ASSIGNOR],
of ________                                   as Assignor


                                              By ____________________________
                                                 Title:


                                              [NAME OF ASSIGNEE],
                                              as Assignee


                                              By____________________________
                                                Title:


Acknowledged and Agreed:

PARIBAS, as Administrative
     and Syndication Agent

By_____________________
    Title:


By_____________________
    Title:

                                                                         ANNEX I

               ANNEX FOR BANK ASSIGNMENT AND ASSUMPTION AGREEMENT

1.       Borrower:  USOL, Inc.
2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of December 30, 1999, among USOL Holdings, Inc. ("Holdings"), USOL, Inc. (the "Borrower"), the Banks from time to time party thereto (the "Banks"), Paribas, as Administrative Agent (the "Administrative Agent") and Syndication Agent and Deutsche Bank AG, New York Branch, as Documentation Agent.

3.       Date of Assignment Agreement:

4.       Amounts (as of date of item #3 above):

                   Loan

                   Commitment
                   ----------
Aggregate
Amount
for all
Banks              $_________

Assigned
Share(2)             _______%
Amount of
Assigned Share
                   $_________

5.       Settlement Date:

6.    Rate of Interest
      to the Assignee:      As set forth in Section 1.08 of the Credit Agreement
                             (unless otherwise agreed to by the Assignor and the Assignee)(3)

7.    Commitment Commission  As set forth in Section 2.01(a) of the Credit
      to the Assignee:       Agreement (unless otherwise agreed to by the
                             Assignor and the Assignee)

8.    Notice:

              ASSIGNOR:

              -----------------------
              -----------------------
              -----------------------
              -----------------------
              Attention:
              Telephone:
              Telecopier:
              Reference:

              ASSIGNEE:


              -----------------------
              -----------------------
              -----------------------
              -----------------------
              Attention:
              Telephone:
              Telecopier:
              Reference:

         Payment Instructions:

              ASSIGNOR:


              -----------------------
              -----------------------
              -----------------------
              -----------------------
              Attention:
              Reference:

              ASSIGNEE:

              -----------------------
              -----------------------
              -----------------------
              -----------------------
              Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]                                       [NAME OF ASSIGNOR]


By_____________________                                  By_____________________
_______________________                                  _______________________
(Print Name and Title)                                    (Print Name and Title)

___________________
1. If the Assignee is organized under the laws of a jurisdiction outside the United States.

2    Percentage taken to 12 decimal places.

3 The Borrower and the Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.